Exhibit 10.6

011907 Final

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.

OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

PURCHASE AND MANUFACTURING SERVICES

AGREEMENT

Agreement Number

Solectron Corporation	NCR CORPORATION

847 Gibraltar Drive	1700 S. Patterson Blvd.

Milpitas, CA 95035	Dayton, OH 45479

This Agreement is effective on January 19, 2007 (“Effective Date”) and will terminate on January 19, 2012, unless renewed in accordance with the Agreement.

Under this Agreement NCR will have Solectron build certain automated teller machines and item processing systems.

NCR/Solectron Confidential

011907 Final

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.

OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

NCR CORPORATION, a Maryland corporation, having a place of business at 1700 S. Patterson Blvd., Dayton, OH 45479 USA (“NCR”) and , having a place of business at 847 Gibraltar Drive, Milpitas, CA 95035 (“Solectron”) AGREE AS FOLLOWS:

This document sets forth a set of agreements between the parties. This Agreement consists of Article I (General Terms and Conditions) together with the terms of this Article II and any exhibits referenced therein (“Agreement”).and makes up a separate contract between the parties.

AGREED by the following authorized representatives:

NCR CORPORATION

By:		By:
Name:	Doug Britt	Name:	Bruce Langos
Title:	Executive Vice President	Title:	Sr. Vice President
Date:		Date:	January 19, 2007

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.

OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

ARTICLE I

General Terms and Conditions

1. CONFIDENTIAL MATERIALS	3

2. NOTICES	4

3. AUDIT	4

4. DISPUTES	5

5. GENERAL	6

5.1 ASSIGNMENT	6
5.2 SEVERABILITY	6
5.3 EXCUSED PERFORMANCE	6
5.4 CHOICE OF LAW	6
5.5 CONSTRAINED CAPACITY	6
5.6 AFFILIATE PARTICIPATION	6
5.7 WAIVER OR DELAY	6
5.8 SOLECTRON DISASTER PLAN	6
5.9 DUTY DRAWBACK	7
5.10 COUNTRY OF ORIGIN	7
5.11 COMPLIANCE WITH LAWS	7
5.12 PERSONAL WARRANTIES	7
5.13 RELATIONSHIP OF PARTIES	7
5.14 PERIODS OF TIME	7
5.15 PUBLICATION OF AGREEMENT	7
5.16 LIMITATION OF LIABILITY	7
5.17 ENTIRE AGREEMENT	7

6. OTHER OBLIGATIONS	8

6.1 INTENTIONALLY OMITTED	8
6.2 INTENTIONALLY OMITTED	8
6.3 INTENTIONALLY OMITTED	8
6.4 INTENTIONALLY OMITTED	8

7. DEFINITIONS	8

1.	CONFIDENTIAL MATERIALS

For a period of 5 years from the date of receipt, the recipient will use the same degree of care to prevent the disclosure of Confidential Information to any other person as it uses to protect other information of a similar nature which it owns or possesses, but in no event less than reasonable care, unless disclosure is required by law. The recipient may disclose Confidential Information only to thse of its employees with a legitimate

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.

OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

need to know. Unless the discloser provides written notice to the contrary, the recipient may disclose Confidential Information to its affiliates or contractors with a legitimate need to know who agree in writing to confidentiality obligations consistent with this Section. All materials containing Confidential Information are and remain the discloser’s property, and upon written request the recipient will promptly return them, and all copies of them, except a single archival copy.

2.	NOTICES

Except as otherwise specifically provided herein, notices and other communications will be delivered by any method providing for proof of delivery, except that a notice of default or termination may be delivered by facsimile transmission if the original document is also promptly delivered to the recipient. A notice will be deemed given on the date of receipt at the following address(es): the addresses shown on the cover page of this Agreement, with an additional copies to:

General Counsel/Notices	Michael Hartung
NCR Corporation	Vice President Sales
Dayton, OH 45479	Solectron Corporation
847 Gibraltar Drive
Milpitas, CA 95035

Vice President, Supplier Management	Legal Department
NCR Corporation	Solectron Corporation
1700 S. Patterson Blvd	847 Gibraltar Drive
Dayton, OH 45479	Milpitas, CA 95035

Either party may change its address upon notice as required by this Section.

3.	AUDIT

3.1 For a period of 5 years form the date the information was created, Solectron agrees to keep all usual and proper records and books of account and all usual and proper entries relating to the compliance with provisions concerning quality control, third party software licenses procured by NCR in connection with this Agreement, NCR software, component and Part price information required to be disclosed by Solectron to NCR in connection with Exhibit B, Safety regulatory warranties, Sections 5.5, 5.9, 5,10, 5.11 of Article I, Export documentation in Exhibit I, Exhibit F, royalties reported under Exhibit B, and most favored pricing. Solectron shall maintain such records for itself and for each Solectron subsidiary which exercises rights under this Agreement.

3.2 In order to verify Solectron’s compliance with the terms of this Agreement expressly set forth in Section 3.1 of Article I and any third party or governmental audit requirements, NCR may cause (i) an audit to be made of Solectron’s and/or Solectron’s subsidiaries’ books and records directly related to the audited matters and/or (ii) an inspection to be made of Solectron’s and/or Solectron’s subsidiaries’ facilities and procedures. Any audit and/or inspection shall be conducted during regular business hours at such facilities, with 5 business days notice. Any

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OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

audit may be conducted by NCR or an independent certified public accountant selected by NCR (other than on a contingent fee basis) reasonably acceptable to Solectron. Such third party auditor shall enter into a nondisclosure agreement with Solectron and shall only report to NCR on Solectron’s compliance with respect to the audited matter.

3.3 Solectron agrees to provide NCR’s designated audit or inspection team access to the relevant Solectron’s and/or Solectron’s subsidiaries’ records and facilities, except to the extent such access may be limited or prohibited by Solectron’s agreements with its other customers.

3.4 Prompt adjustment shall be made to compensate for any errors or omissions disclosed by such audit unless Solectron objects to the results of the audit in writing. Any such audit shall be paid for by NCR unless material discrepancies are disclosed. If material discrepancies are disclosed, Solectron agrees to pay NCR for the reasonable costs associated with the audit. In no event shall audits be made more frequently than semi-annually unless the immediately preceding audit disclosed a material discrepancy.

4.	DISPUTES

4.1 In the event any controversy or claim arises between the parties to this Agreement, they will attempt in good faith to negotiate a solution to their differences by elevating the issue to senior management for resolution and, if negotiation does not result in a resolution within 30 days, they agree to participate in good faith mediation as administered by the American Arbitration Association. In the event of threatened or actual irreparable harm, a party may elect to bypass this Section and proceed directly pursuant to Sections 4.2 or 4.4.

4.2 Any controversy or claim between the parties to this Agreement, whether based on contract, tort, statute, or other legal theory (including but not limited to any claim of infringement, fraud or misrepresentation), which cannot be resolved by negotiation or mediation will be resolved by arbitration pursuant to this section and the then-current Commercial Rules and supervision of the American Arbitration Association. The duty to arbitrate will extend to any employee, officer, shareholder, agent, or affiliate of a party hereto making or defending a claim which would be subject to arbitration if brought by a party hereto. If any part of this section is held to be unenforceable, it will be severed and will not affect either the duty to arbitrate hereunder or any other part of this section.

4.3 The arbitration will be held in the US headquarters city of the party not initiating the claim before a sole arbitrator who is knowledgeable in business information and electronic data processing systems. The arbitrator’s award will be final and binding and may be entered in any court having jurisdiction thereof. The arbitrator will not have the power to award any damages excluded by, or in excess of, any damage limitations expressed in this Agreement. Issues of arbitrability will be determined in accordance solely with the federal substantive and procedural laws relating to arbitration; in all other respects, the arbitrator will be obligated to apply and follow the substantive law of the state or nation specified in this Agreement. Each party will bear its own attorney’s fees associated with the arbitration and other costs and expenses of the arbitration will be borne as provided by the rules of the American Arbitration Association.

4.4 If a party breaches any provision of this Agreement related to the other party’s or the other party’s supplier’s intellectual property, the other party will have no adequate remedy at law and may petition a court of law for injunctive relief to protect the intellectual property.

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OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

5.	GENERAL

5.1	Assignment.

No assignment of this Agreement by a party will be valid without the prior written consent of the other party which will not be unreasonably withheld. As used in this Section, “assignment” shall not include mergers, consolidations or the acquisition of the majority of the outstanding voting shares or other controlling interest in the party. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. NCR, if it sells an operating unit that is using this Agreement, may replicate this Agreement to such operating unit.

5.2 Severability. If any provision of this Agreement shall be held to be illegal, invalid, or unenforceable, the remaining provisions shall remain in full force and effect provided the intent of the parties has not been materially frustrated.

5.3 Excused Performance. Neither party will be liable for damages because of delays in or failure of performance when the delay or failure is due to supplier shortages beyond Solectron’s reasonable control, acts of God, acts of civil or military authority, fire, flood, strikes, war, epidemics, shortage of power, or other cause beyond such party’s reasonable control and without its fault or negligence, if the party (a) uses best efforts to promptly notify the other in advance of conditions which will result in a delay in or failure of performances (b) uses commercially reasonable efforts to avoid or remove the conditions (including transferring production to other manufacturers who are not affiliated with Solectron), and (c) immediately continues performance when the conditions are removed.

5.4 Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts entered into and performed entirely in that State, specifically excluding its rules on conflicts of law.

5.5 Constrained Capacity. During times of constrained capacity, Solectron will use all commercially reasonable efforts to utilize capacity planned for NCR to meet NCR requirements. In the event of such constrained capacity, Solectron will provide NCR first priority within NCR’s forecasts, as regards available capacity allocation and in no event will NCR’s available allocation be lower than the proportion of NCR’s pre-allocation Orders as a percentage of Solectron’s business for the Products and/or Parts. Subject to Section 5.3, acceptance by NCR of such percentage of its Orders will not be a waiver of any rights or remedies which NCR may have as a result of Solectron’s failure to ship all ordered Products and Parts.

5.6 Affiliate Participation. All rights granted to NCR in this Agreement may be exercised by any Affiliate of NCR agreeing to be bound by the terms of this Agreement. NCR agrees to guarantee the performance of its Affiliates that exercise rights under this Agreement.

5.7 Waiver or Delay. Failure to enforce any provision of this Agreement is not a waiver of future enforcement of that or any other provision.

5.8 Solectron Disaster Plan. Upon NCR’s request, Solectron will provide NCR an opportunity to review Solectron’s disaster recovery plan which will be prepared within 180 days after the Effective Date. At a minimum, the plan shall address production interruptions and the contingencies indicated in Section 5.3 of Article I.

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.

OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

5.9 Duty Drawback. NCR will be entitled to claim duty drawback on Products and Parts exported by or for NCR. Solectron will submit, for any Products and Parts containing imported components, a Manufacturing Drawback Entry and/or Certificate (Customs Form 331 or other as applicable), will retain all records required by U.S. statutes and regulations and identified in any drawback contract covering Products and Parts, and will assist NCR as reasonably requested by providing relevant information to NCR, in order to claim duty drawback for Products and Parts.

5.10 Country of Origin. Solectron will provide to NCR, prior to the first delivery of any Product hereunder, a certificate of origin stating the country of origin for the Product or Part and if applicable a NAFTA certificate of origin. If the country of origin for any Product should change, Solectron will provide a new certificate of origin prior to the first delivery of any Product affected by the change.

5.11 Compliance with Laws. Both parties will, in the manufacture/sale of the Products and parts, and in all other performance under this Agreement, fully comply with all applicable federal, state, local and other governmental laws and regulations.

5.12 Personal Warranties. Each party represents and warrants that it has the right and power to enter into this Agreement.

5.13 Relationship of Parties. The relationship of Solectron and NCR as established under this Agreement will be and remain one of independent contractors, and neither party will at any time or in any way represent itself as being a dealer, agent or other representative of the other party or as having authority to assume or create obligations or act in any manner on behalf of the other party. Nothing in this Agreement creates a partnership, joint venture, agency, or franchise relationship.

5.14 Periods of Time. Saturdays, Sundays, and holidays will be included when computing the number of days required or permitted for notice, response, or other action on the part of either party.

5.15 Publication of Agreement. Except as may be required by law or by the order of a court of competent jurisdiction, neither Solectron nor NCR will publicize or otherwise advertise the existence of this Agreement or its terms without the prior written consent of the other party. In the event this Agreement must be disclosed, the party disclosing the Agreement shall inform the other party of the requirement and shall, as requested by such other party, provide all reasonable assistance in seeking a protective order or confidential treatment of this Agreement.

5.16 Limitation of Liability. EXCEPT AS EXPRESSLY INDICATED IN THIS AGREEMENT OR OTHERWISE EXPRESSLY AGREED IN WRITING, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES UNDER THIS AGREEMENT, EVEN IF IT HAS BEEN NOTIFIED OF THE POSSIBILITY OF ANY SUCH DAMAGES.

5.17 Entire Agreement. This document and any referenced documents sets out the entire agreement of the parties, and supersedes all prior communications regarding its subject matter. A waiver or amendment of any provision may only be made in writing signed by the authorized representatives of both parties.

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.

OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

5.18 Further, this Agreement shall take precedence over any conflicting terms in any Exhibit hereto or any Purchase Orders hereunder.

6.	OTHER OBLIGATIONS

6.1	Intentionally Omitted

6.2	Intentionally Omitted

6.3	Intentionally Omitted

6.4	Intentionally Omitted

7.	DEFINITIONS

7.1 “Affiliate” shall mean any corporation that has outstanding voting securities, at least fifty percent (50%) of which are directly held by NCR.

7.2 “Confidential Information” is information reasonably related to this Agreement that complies with this paragraph. Confidential Information disclosed in documents or other tangible form must be clearly marked as confidential at the time of disclosure. Confidential Information in oral or other intangible form must be identified as confidential at the time of disclosure, and summarized in tangible form clearly marked as confidential and delivered to the recipient within 10 calendar days thereafter. Confidential Information will also include any information which the recipient knows or should know to be confidential even if not marked. Confidential Information does not include information which is or becomes available without restriction to the recipient or any other person through no wrongful act.

7.3	“Effective Date” means the first day of the initial term of this Agreement.

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OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

ARTICLE II

Manufacturing Services

1. BACKGROUND/TRANSITION	10

1.1 SCOPE	10
1.2 LEADING TECHNOLOGY	10
1.3 OUTSOURCED MANUFACTURING SERVICES	10
1.4 TRANSITION	11
1.5 BRAZIL OBLIGATIONS	12
1.6 ***	14
1.7 KNOW-HOW	14
1.8 PERSONNEL	15

2. DEFINITIONS	16

3. SERVICES/FORECAST/ORDER PLACEMENT/FLEXIBILITY	17

4. PRICES	18

5. LEAD TIME, DELIVERY, AND PAYMENT	18

6. LICENSE OF SOFTWARE AND DOCUMENTATION	19

7. SERVICE SUPPORT REQUIREMENTS; EMERGENCY SPARE PARTS	20

8. TAXES	20

9. QUALITY	20

10. WARRANTY	21

10.1 GENERAL WARRANTY	21
10.2 DOA	21
10.3 SERVICES	22
10.4 SAFETY AND REGULATORY AGENCY REQUIREMENTS	22
10.5 INTENTIONALLY OMITTED	23
10.6 EPIDEMIC FAILURES	23

11. SPECIFICATION, ENGINEERING AND OTHER CHANGES	23

12. INDEMNIFICATION	24

12.1 IP INDEMNIFICATION BY SOLECTRON	24
12.2 PARTS INDEMNIFICATION	24
12.3 IP INDEMNIFICATION BY NCR	25
12.4 LITIGATION BY OTHERS	25
12.5 INSURANCE	26

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OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

13. OTHER OBLIGATIONS	27

13.1 SERVICE LEVEL AGREEMENT	27
13.2 LEADING EDGE PROCUREMENT	27
13.3 EXECUTIVE REVIEWS	27
13.4 ACCESS TO PRODUCTION	27
13.5 PERFORMANCE CLAUSE	27
13.6 CONFIDENTIALITY TERM	27
13.7 HIRING EMPLOYEES	27
13.8 NEW PRODUCT INTRODUCTION	27
13.9 DIVERSITY PLAN	28

14. TERM AND TERMINATION	28

15. INTELLECTUAL PROPERTY	29

1.	BACKGROUND/TRANSITION

1.1 Scope. NCR is in the business of producing, marketing, and integrating financial self service systems and related equipment, software, supplies and services. Solectron provides manufacturing and other services related to the business of NCR and, subject to the terms and conditions set forth herein, agrees to sell or license its Products and Parts it has manufactured on behalf of NCR to NCR for either NCR’s internal use or NCR’s resale or license to NCR’s customers. NCR will at its option procure Product from Solectron which may or may not be resold under NCR’s logo. From time to time, the parties may agree to additional products or features that will be defined by their specifications and acknowledged and added to this Agreement through the new product/feature process set out in Exhibit F. The parties may agree from time to time to additional services that Solectron will perform for NCR. Such additional services may be added by an amendment to this Agreement or by execution of a separate agreement. Solectron shall have no right to sell any Products or NCR designed Parts covered by this Article II to anyone other than at NCR explicit direction.

1.2 Leading Technology. The parties intend that NCR shall be a leading edge supplier of financial self service system products. To this end Solectron will both inform and provide a commercially reasonable opportunity for acquisition of new and emerging Solectron and industry technology and manufacturing capabilities. At a minimum NCR will be informed by Solectron at least on a concurrent basis with Solectron’s other OEM customers in the same or similar markets of such emerging Solectron or industry technology or manufacturing capabilities.

1.3 . Outsourced Manufacturing Services. Provided that Solectron is not in material breach of this Article II, for a period of 5 years from the Effective Date, NCR will purchase and Solectron will supply a) all NCR’s requirements for manufacturing automated teller machines and payment solutions products in and b) all of NCR’s requirements for outsourced services for manufacturing automated teller machines and payment solutions products for sale by NCR in North, Central and South America from Solectron. The following situations will be exempt from the obligation in this Section: i) NCR fulfilling emergency orders that Solectron is unable to fulfill in the required time frame; ii) NCR manufacturing or having manufactured products that are expected to sell in low volumes in the Americas unless Solectron is also manufacturing that Product in the Americas; iii) one time rollouts of products not manufactured at the time by Solectron in the relevant country in the Americas. Further, provided that Solectron is not in material breach of this Article II, for a period of 5 years from the Effective Date, if NCR

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OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

outsources manufacturing services for automated teller machines outside of North, Central or South America as the incumbent supplier, NCR will provide Solectron a 60 day period to bid and negotiate for such outsourced manufacturing services before NCR opens the bidding for such services to any other vendor, The foregoing obligations are contingent upon Solectron’s compliance with the terms of this Agreement and Solectron providing to NCR, manufacturing services that are similar in, cost, and quality as generally available from others in the manufacturing services industry. NCR may acquire outsourced manufacturing services from other person if Solectron invokes Section 5.3 of Article I for a period in excess of *** , and may continue to acquire such services for the rest of that product’s life cycle.

1.4	Transition.

a)	Transition Plan. Solectron will provide a transition team for each Product line who will prepare a details transition plan for transferring the manufacture from NCR’s site to Solectron’s site. The transition plan will consist of the following documents

1)	Transition Plan – Solectron will prepare a detailed plan necessary to transition from NCR’s manufacturing site to Solectron’s manufacturing site for each of the Product families, such list to assign responsibility for each task to a named team member, as well as a timeline for completing each task and identifying all deliverables and milestones needed to complete the transition.

2)	Staffing Plan – As part of the transition plan Solectron will prepare a staffing plan for each team, identifying each position on the team, the qualifications required for each position, and whether Solectron or NCR will fill such position.

3)	Team Structure – As part of the transition plan Solectron will prepare a structure for the transition project teams, including a list of functional teams by skill set; and Solectron will document an escalation process, including points of contact that will be available to NCR and Solectron.

b)	Plan Execution. Solectron will document the transition plan and place it under a formal change control process. NCR shall approve the transition plan prior to implementation. The parties will complete Transition Plan approval within 5 days after the Effective Date. Each party will appoint a transition project lead. The plan and all changes must be approved in writing by both transition project leads. Solectron shall be lead responsible for executing the transition plan while NCR will fully cooperate in executing the plan, in accordance with its terms and modifications. The transition project leads shall meet regularly to review progress under the transition plan. Both parties acknowledge that the successful execution of the Transition Plan is dependent to the joint commitment to and joint ownership of the Plan.

c)	NCR Plan Execution. NCR understands that the execution of the Transition Plan and meeting the *** date for the completion of the transition is dependent upon:

1.	Fully staffed, cross functional NCR transition team for each Product Line;

2.	Complete and fully accurate BOMs for each Product line and Configuration;

3.	Complete and fully accurate Manufacturing Documents to support assembly and test processes/procedures for each Product line and Configuration; and

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4.	Information provided by NCR during the transition is reasonably accurate.

d)	Expenses. Solectron shall develop the transition plan so that it can be achieved within a budget of US$*** of incremental expense for the transition. Solectron shall document the budget and review spending against the budget in comparison with progress under the transition plan. *** shall *** and not *** for any transition costs or charges within the US$*** transition budget. If it appears likely that the costs born by Solectron will exceed US$***, the parties shall meet to consider ways to reduce costs without affecting the quality of the transition. To the extent a party is the cause of an expense overrun, it will bear the additional cost. To the extent that there is a change in scope of the transfer project by NCR, NCR shall be responsible for any additional costs associated with the transfer.

e)	Redundant Manufacturing Lines. Solectron and NCR will work together to ensure that there are overlapping manufacturing lines so that NCR will not stop production at NCR’s site until Solectron has reasonably demonstrated that it is able to assume all of the required production for the relevant Product model. Provided, however, if the parties agree that a different method of assurance, such as a buffer stock, is preferred redundant manufacturing lines shall not be required.

f)	Timeline. The parties will use commercially reasonable best efforts to complete the transition of all automated teller machine Product lines by *** and all payments solution product lines by ***. If Solectron misses either of these dates, Solectron will cover *** and *** costs for the late product lines. Solectron will not be responsible for those costs if NCR causes the delay or if the parties otherwise agree.

g)	Unless mutually agreed, Solectron will not make any changes to the AVL for a Product within the first *** the Effective Date of this Article II.

h)	During the transition plan, Solectron shall prepare the disaster recovery plan required by Art. I Section 5.8 and review it with NCR.

1.5 Brazil Obligations. Solectron will meet the following additional obligations with respect to the transition in Brazil and Products produced in Brazil:

a)	Solectron will use reasonable commercial efforts to operate so that all Products produced for NCR will benefit from *** as more fully set out in Exhibit J.

b)	Personnel issues

(1) Solectron shall, or shall cause the appropriate Solectron Brazilian subsidiary to, offer employment to approximately *** NCR Brazilian employees identified by NCR and *** hereto (the “Brazil Employees”); provided, that, with respect to any Brazil Employee who accepts employment with Solectron, any commencement of employment shall only occur following NCR’s termination of the employment relationship between NCR and such Brazil Employee in accordance with applicable Brazilian law (including payment of all accrued and outstanding labor rights) and NCR’s policies; and, provided further, that, Solectron shall only extend such offers of employment if Solectron is awarded the transfer of all manufacturing operations

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(including all products, sub-assemblies, service parts and kits) at NCR’s Sao Paolo, Brazil facility. Solectron’s employment offers will (i) provide for wages that are the same as currently paid by NCR to those employees and (ii) benefits comparable to similarly situated Solectron employees in Brazil. Solectron will also provide for *** for *** of the Brazil Employees (*** of $US***) with the remainder of the Brazil Employees being offered *** to ***, at ***, at *** discretion as it wants them ***. Notwithstanding any of the foregoing, Solectron shall not *** to *** Brazil Employee who *** NCR by ***.

(2) NCR shall defend and indemnify Solectron and its subsidiaries and affiliates and their respective directors, officers, employees and agents (the “Solectron Indemnified Parties”) against, and agrees to hold each of them harmless from, any claims, causes of action, suits appeals, administrative proceedings, investigations, or audits (“Proceeding”) for Liabilities incurred or suffered by the Solectron Indemnified Parties to the extent related to any Brazil Employee’s employment or relationship with NCR or the termination of such Brazil Employee’s employment or relationship with NCR. As used in this Section 1.5 and Section 1.8, “Liability” mean any liability, indebtedness, claim, loss, damage, assessment (including of governmental authorities), obligation, charge, judgment, penalty, fine, costs, interest charges or expenses (including reasonable attorneys’ fees and disbursements and the costs of investigation and litigation) paid or owing to any Brazil employee (or, in the case of Section 1.8, Key Employee) or third person, whether due or to become due, determined or determinable or whether under contract, statute common law or otherwise. The foregoing NCR indemnity shall not apply to the extent any Liability for which a Solectron Indemnified Party is seeking indemnification was caused by the negligence or willful misconduct of a Solectron Indemnified Party. Solectron shall give NCR (1) prompt written notice of the Proceeding; (2) reasonably requested information that Solectron possesses about the Proceeding; (3) reasonable cooperation and assistance; and (4) sole authority to defend or settle the Proceeding.

(3) Solectron shall defend and indemnify NCR and its subsidiaries and affiliates and their respective directors, officers, employees and agents (the “NCR Indemnified Parties”) against, and agrees to hold each of them harmless from, any Proceeding (as defined in Section 1.5(b)(2)) for Liabilities incurred or suffered by the NCR Indemnified Parties to the extent related to: (i) any Brazil Employees’ employment relationship with Solectron following the commencement of employment of any such Brazil Employee with Solectron; or (ii) the employment relationship of any other Solectron employee with Solectron. The foregoing Solectron indemnity shall not apply to the extent any Liability for which an NCR Indemnified Party is seeking indemnification was caused by the negligence or willful misconduct of an NCR Indemnified Party. NCR shall give Solectron (1) prompt written notice of the Proceeding; (2) reasonably requested information that Solectron possesses about the Proceeding; (3) reasonable cooperation and assistance; and (4) sole authority to defend or settle the Proceeding.

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(4) The parties agree that no provision in this Agreement or any related agreement or document shall limit or cap a party’s indemnification obligation set forth in Section 1.5(b) above.

c)	Upon written notice, NCR may pull Brazil manufacturing from this Agreement if NCR determines that the cost or impact of transfer is unacceptable. The parties and their respective Brazilian affiliates will enter into an asset purchase agreement for the purchase of the equipment and inventory used by NCR’s Sao Paolo, Brazil facility in producing the Products under terms substantially similar to those set out in the Asset Purchase Agreement between the parties dated January 19, 2007.

1.6 ***. *** will pay *** US$*** for:

a) the *** product *** described in Exhibit *** Section ***; and

b) the manufacturing *** described in Section ***

Such payment will be due *** and payable by wire transfer.

1.7 Know-How.

a) License. Subject to ***, NCR grants Solectron a fully paid up, *** license to *** any Manufacturing Know-How, including, without limiting, the right to use such Manufacturing Know-How to ***, and *** automated teller machines and payment solution devices ***.

b) Delivery. NCR obligation to deliver Manufacturing Know-How shall consist of allowing Solectron personnel and Key Employees to transition the manufacture of the automated teller machines and payment solution products to Solectron, allowing Solectron *** under the terms of Section 1.9, the opportunity to work on the transition, and *** covered by Section 1.8. In addition, NCR will use reasonable efforts to deliver copies of any documentation of its Manufacturing Know-How that exists in NCR’s facilities in Waterloo, Dallas, and Sao Paolo as of the Effective Date. NCR shall have no further obligation to deliver Know-How after ***.

c) Under no circumstances will the license grant set forth in Section 1.7(a) be construed as granting, by implication, estoppel or otherwise, a license to any technology owned by NCR to Solectron (other than the license to Manufacturing Know-How expressly granted in that Section). All rights not expressly granted in Section 1.7 are expressly reserved. Solectron shall have no right under the licenses in this Agreement to use NCR’s intellectual property rights to create or assist others in creating *** for *** for the Products, or ***.

d) For the purpose of this Agreement, “Manufacturing Know-How” shall consist of any information , including , without limiting, ***, disclosed

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to Solectron in the course of the transition, or *** by Solectron under Sections ***, regarding *** of automated teller machines and payment solutions products, including, without limiting, *** and *** and techniques for ***; and *** and *** testing of ***. Manufacturing Know-How shall not include any information or intellectual property right related to *** information having to do with anything other than *** of ***

1.8 Personnel Transfer.

(a) Solectron shall, or shall cause the appropriate subsidiary to, offer employment to each of the *** key NCR employees *** hereto (the “Key Employees”); provided, that, with respect to any Key Employee who accepts employment with Solectron, any commencement of employment shall only occur following NCR’s termination of the employment relationship between NCR and such Key Employee in accordance with applicable Canadian law (including the payment of all accrued severance) and NCR’s policies. Solectron’s employment offers will provide for (i) *** to the wages *** to the *** by NCR, (ii) Solectron’s *** for *** employees, (iii) employment in *** at a Solectron site and (iv) eligibility to receive *** from a *** of US$ *** (actual *** will depend on *** of the *** Key Employees *** with Solectron). Notwithstanding any of the foregoing, Solectron *** to *** who is *** by NCR by ***.

(b) NCR shall defend and indemnify Solectron and its subsidiaries and affiliates and their respective directors, officers, employees and agents (the “Solectron Indemnified Parties”) against, and agrees to hold each of them harmless from, any Proceeding (as defined in Section 1.5(b)(2)) for Liabilities incurred or suffered by the Solectron Indemnified Parties to the extent related to any Key Employee’s employment with NCR or the termination of such Key Employee’s employment relationship with NCR. . The foregoing NCR indemnity shall not apply to the extent any Liability for which a Solectron Indemnified Party is seeking indemnification was caused by the negligence or willful misconduct of a Solectron Indemnified Party. Solectron shall give NCR (1) prompt written notice of the Proceeding; (2) reasonably requested information that Solectron possesses about the Proceeding; (3) reasonable cooperation and assistance; and (4) sole authority to defend or settle the Proceeding.

(c) Solectron shall defend and indemnify NCR and its subsidiaries and affiliates and their respective directors, officers, employees and agents (the “NCR Indemnified Parties”) against, and agrees to hold each of them harmless from, any Proceeding (as defined in Section 1.5(b)(2)) for Liabilities incurred or suffered by the NCR Indemnified Parties to the extent related to: (i) any Key Employees’ employment relationship with Solectron following the commencement of employment of any such Key Employee with Solectron; or (ii) the employment relationship of any other Solectron employee with Solectron. The foregoing Solectron indemnity shall not apply to the extent any Liability for which an NCR Indemnified Party is seeking indemnification was caused by the negligence or willful misconduct of an NCR

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Indemnified Party. NCR shall give Solectron (1) prompt written notice of the Proceeding; (2) reasonably requested information that Solectron possesses about the Proceeding; (3) reasonable cooperation and assistance; and (4) sole authority to defend or settle the Proceeding.

(d) *** will *** up to $*** for *** in connection with NCR’s ***, provided, that, *** written documentation reasonably satisfactory to Solectron evidencing such *** to the *** Key Employees.

(e) The parties agree that no provision in this Agreement or any related agreement or document shall limit or cap a party’s indemnification obligation set forth above in Section 1.8(b) or (c).

2.	DEFINITIONS

2.1 “Committed Ship Date” (“CSD”)—The date Solectron agrees to deliver to a factory an order release or replenishment signal.

2.2 Intentionally Omitted

2.3 “Desired Receipt Date” (“DRD”)—The date NCR requests in an Order or Release Order that Products or parts be delivered to NCR.

2.4 “Forecast”—A planning tool which expresses NCR’s estimated Product demand, typically in weekly and/or monthly buckets, spanning a minimum of ***. It is understood that the Forecast is for planning and administrative purposes only, and that NCR will have no obligation to purchase any or all of the Products or parts identified in an NCR Forecast, except as otherwise provided herein.

2.5 “Lead Time”—The number of calendar days measured from the time Solectron receives an Order and/or sends a replenishment signal until Solectron ships the Product.

2.6 “Manufacturing Know-How” shall have the definition set out in Section 1.7.

2.7 “Master Purchase Order” or “MPO” – NCR’s purchase authorization to Solectron for Products, Parts or services under this Agreement in preparation of the receipt of Purchase Orders. It is understood that MPO’s are for planning and administrative purposes and are not Purchase Orders.

2.8 “Part”—Any component, subassembly, field replaceable unit, or other module of the Product sold under this Agreement.

2.9 “Product”—Any finished assembly, subassembly or module built by Solectron under this Agreement according to NCR Specifications.

2.10 “Purchase Order”, “Sales Order” or “Order”—A document issued by NCR for the purpose of ordering Product or Parts pursuant to this Agreement. Purchase Orders, Sales Orders or Orders may include an NCR Purchase Order Form, an NCR Release Order Form written against an MPO, or a defined Electronic Data Interface (EDI) Order transmissions as defined by Solectron and NCR in an EDI Agreement attached as Exhibit G.

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2.11 “Release Order”—A firm Order written against and referencing an existing MPO. A Release Order may also take the form of an Electronic Data Interface (EDI) Order transmissions as defined by Solectron and NCR in an EDI Agreement attached as Exhibit G.

2.12 “Specifications”—NCR provided prototypes, engineering drawings, diagrams and other documentation specific to a particular Product as amended from time to time.

2.13	“Software”—Versions of computer programs including software or firmware.

3.	SERVICES/FORECAST/ORDER PLACEMENT/FLEXIBILITY

3.1 Solectron will provide manufacturing services under the terms of the agreement for any automated teller machines or payment solutions products models, kits or spare parts requested by NCR.

3.2 Design/Value Engineering. Solectron will provide design support services with world class expertise in DFX, and other design/value engineering services. At NCR’s option,, Solectron *** for the *** of such services either *** engineering ***, Solectron *** (as set out in Section 2.5 of Exhibit B) or *** over an *** and ***.

3.3 Certification. Solectron will provide all certifications services required for each Product release including, safety, EMC, and other regulatory requirements. The parties shall *** on the responsible party for any*** any certification requested by *** including the *** for any ***.

3.4 Setup. Solectron will perform all manufacturing setup at ***. Industry standard tooling and other ***. *** non-standard tooling will be handled in accordance with Section 2.5 of Exhibit B. NCR may purchase any *** at ***, including any ***, made by ***. or *** related to the tooling in accordance with the ***.

3.5 Encryption. Certain Products contain high level encryption capability which requires unique information tracking, reporting, production processes, certified facilities and shipping requirements. To the extent that these Products have been identified by NCR and Solectron’s quote based upon the provision of the additional services, Solectron will meet all these requirements ***.

3.6 NAFTA Eligibility. In performing services under this Agreement, Solectron will use reasonable efforts to ensure that Products are eligible for duty free treatment under NAFTA and any other mutually agreed to free trade unions,

3.7 Staging. Solectron will provide staging services with respect to the Products for installing end user required software of components. Solectron will provide NCR with a mutually agreed charge sheet for standard staging operations, however, NCR may request that Solectron provide a quote for a specific staging requirement.

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3.8 Provisions related to Forecasts, Order placement and flexibility are set forth in Exhibit B.

4.	PRICES

4.1 ***. Solectron offers services to *** that are *** any of the services provided under this Agreement, and such *** are *** than those ***, then *** will *** the *** as such ***, provided that the terms under which the entity is *** those ***, the *** being *** and the *** are ***.

4.2 Pricing. Pricing will be determined as indicated in Exhibit B of this Agreement. Except as explicitly set out in this Article or Exhibit B, there shall be no additional charges for any services performed by Solectron within the scope of this Article.

4.3 Cost Reductions. Solectron will continue throughout the term of this Agreement to reduce costs for all Products and Parts. All cost reductions will be shared in accordance with Exhibit B.

5.	LEAD TIME, DELIVERY, AND PAYMENT

5.1 Lead-time. Purchase Orders will be received by Solectron in advance of the required delivery date, allowing for the lead time specified in Exhibit C, unless a shorter lead time is mutually agreed to in a specific Order.

5.2 Packaging/Logistics Exhibits. Solectron will meet the packaging standards set out in Exhibit I-1. For each production location, the parties will agree to a logistics exhibit that will cover delivery terms, and other logistics information. Exhibits I-2 and I-3 cover Solectron’s Columbia, SC, and Guadalajara, Mexico facilities respectively.

5.3 Delivery Timing. NCR and Solectron will work together to ensure *** order delivery flexibility. A maximum of *** late shall be allowed for all deliveries, unless NCR specifically requests other delivery terms. Provided that Solectron is the sole cause of any delay, Solectron will *** any late Products or Parts at *** charge to NCR. Provided NCR is not the sole cause of any delay, if Solectron is unable, for any reason, to supply any portion of NCR’s requirements of the Products or Parts as established by Purchase Orders, such portion will be *** from Solectron for purposes of determining *** when *** by NCR. This will not, however, limit any other remedy to which NCR may be entitled on account of Solectron’s inability to supply NCR’s requirements.

5.4 CT-PAT. Should Solectron’s services hereunder require Solectron to perform, support, or handle any importation of any item into the U.S., the parties shall cooperate with each other to address the recommendations of U.S. Customs relative to its Customs-Trade Partnership Against Terrorism (C-TPAT) program and comply with said requirements of C-TPAT. To the extent permitted by local law, in compliance with the provisions of all applicable federal, state, and/or local laws, regulations, rules and orders, Solectron perform pre-hiring screening for its employees consistent with standard industry practices.

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5.5 Payment. Payment for all Orders will be net 30 days from the date of NCR’s receipt of a proper EDI invoice. Solectron will not invoice NCR prior to the shipping of the relevant Product or Parts. All prices and payments will be in US Dollars. Solectron’s invoices shall contain the following information: a) NCR’s Purchase Order numbers; b) NCR’s Product I.D., part number or other relevant number; c) a description of the items shipped; d) the quantity of items shipped; e) the unit and extended price applicable thereto; and f) Solectron’s serial number if applicable. Payment to Solectron will be made by wire transfer including remittance information or other electronic means selected by NCR to the following account an account as Solectron notifies NCR from time to time. NCR may withhold payment of any of your charges that (i) NCR disputes in good faith; (ii) are not submitted in accordance with NCR’s instructions; or (iii) fail to contain sufficient information to permit processing. With respect to any amounts to be reimbursed, or otherwise owed, to NCR by you, NCR may set off that amount as a credit against charges payable to you. NCR will not make an set off until it has received approval from Solectron which will not be unreasonably withheld.

5.6 Shipping. NCR may provide shipping information electronically. Solectron will meet the following shipping requirements unless NCR requests otherwise:

a)	Ship the material complete unless otherwise instructed.

b)	Ship all Products, Parts, and other items in accordance with the relevant terms set out in the relevant Exhibit I terms.

c)	Initiate shipments in accordance with routing instructions given by NCR.

d)	Enclose a packaging memorandum with each shipment and, when more than one package is shipped, identify the package containing the memorandum.

e)	Mark the Purchase Order number on all packages and shipping papers.

f)	Mark with the NCR part number.

g)	In the event that there are multiple pallet orders, copies of the packaging list should be attached to all pallets.

5.7 Failure to Comply. If Solectron fails to comply with the terms of the agreed to shipping instructions, Solectron authorizes NCR to charge back any increased shipping costs incurred by NCR as a result of Solectron’s noncompliance *** for each shipment which is not in compliance. NCR will provide Solectron with detailed shipping charges incurred by NCR as a result of Solectron’s noncompliance.

5.8 Classification. Each company agrees to determine Harmonized Tariff and Export Control Classification Number data for each Product or Part that it designs, designs and manufactures, or procures from another vendor, and subsequently delivers to the other company. Upon request, each company will provide the other with all available information and assistance to permit an independent classification of the Product or Part.

6.	LICENSE OF SOFTWARE AND DOCUMENTATION

6.1 Software. As to Software authored by Solectron (the “Solectron Software”) which may be provided separately or with the Product(s), Solectron hereby grants to NCR and its software reproducer a perpetual, worldwide, non-exclusive, non-transferable, royalty-free license to resell

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and reproduce copies of the Solectron Software for distribution for use with the Products and Parts. NCR will license the Software to its customers pursuant to NCR’s standard terms and conditions. Solectron grants to NCR a perpetual, worldwide, non-exclusive, royalty-free license to use Solectron’s trademarks and trade names on or in connection with the Solectron Software copies made under this Agreement. NCR agrees to take such reasonable steps as may be necessary to preserve copyrights to the Software and Software documentation. Solectron also agrees to use its commercially reasonable efforts to procure for NCR and its software reproducer, a similar license to Software supplied to NCR by Solectron in connection with the Products which Software is not authored by Solectron and will notify NCR if Solectron is unable to procure such a license.

6.2 Documentation. Solectron will provide documentation and marketing materials set out in Exhibit A (“Documentation”). Solectron will deliver the Documentation in electronic format. NCR may order copies of Documentation which Solectron specifies as orderable under the same terms as Products. Solectron hereby grants to NCR and its designated Documentation reproducer a perpetual, worldwide, non-exclusive, non-transferable, royalty-free license to reproduce, distribute, perform and display copies and create derivative works of the Documentation for use with the Products and Parts. The foregoing includes any medium such as Internet access (FTP, WWW) and CD-ROM.

6.3 NCR or Third Party Software. Solectron will comply with the provisions of Exhibit H with respect to any software provided to Solectron by NCR or a third party.

7.	SERVICE SUPPORT REQUIREMENTS; EMERGENCY SPARE PARTS

Solectron will provide Product support in accordance with Exhibit D.

8.	TAXES

Product prices do not include applicable federal, state or local sales, use, property, excise, or similar taxes that may be levied upon Solectron as a result of sale or delivery of any Product under this Agreement. All such taxes will be assumed and paid by NCR except any taxes refundable or creditable to Solectron. If a resale certificate or other document is required in order to exempt the sale of Products from taxes, NCR will furnish Solectron, at Solectron’s request, with appropriate documentation prior to shipment by Solectron. If Solectron pays any such taxes at NCR’s request, NCR will reimburse Solectron upon being appropriately invoiced for the exact amount of such taxes and being provided with documentation which will allow NCR to claim a credit for such taxes. Solectron shall be responsible for all taxes based upon its personal property ownership and gross or net income.

9.	QUALITY

Solectron will use data driven processes based on continuous improvement and defect prevention with a goal of delivering defect free Products, Parts and services to NCR and its customers. Solectron will implement all quality processes that will contribute to meeting the quality and reliability requirements defined in Exhibits C.

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10.	WARRANTY

10.1 General Warranty. Solectron warrants that all Products manufactured or supplied herein will conform to the Specifications, Product prototypes accepted by NCR, the quality provisions of this Agreement and, will be of ***. Claims for Products not complying with this warranty will be submitted by NCR, at its option, to ***, within *** from the date of delivery of the non-complying Product or part to NCR. For Parts and Software, Solectron will *** the *** in accordance with Exhibit D. For Parts and Software controlled by Solectron, Solectron will use *** to obtain *** a *** warranty (or such *** warranty that ***) and a warranty that Software does not *** or other ***. *** a warranty that ***, *** will obtain ***. *** shall be responsible for *** in warranty to the extent that *** has not provided *** notice of the ***. Furthermore, Solectron warrants that it has the right to grant the licenses set forth in Sections 9 of this Article and that the Product and Parts are free and clear of all liens, encumbrances and conflicting rights. Solectron will promptly *** (including any ***) for non-complying Products or alternately, Solectron will pay *** the *** at the ***. Any shipment of non-complying Products or Parts by *** to ***, and the shipping charges for return of repaired or replacement Products or Parts by *** to *** under this Section 10.1, will be at *** expense unless the *** with ***, in which case *** shall be at *** expense. Solectron will have the warranty obligations provided in this Section 10.1 as to all ***, notwithstanding their ***. The foregoing are *** from *** for *** of this Section 10.1. The warranty set forth above is made to and for the benefit of *** only, but this shall not prevent *** from *** of any *** person’s ***. This warranty shall not apply to any *** components provided by *** to *** or to the extent that defects caused by *** compliance with ***, abuse, misuse, accident or neglect, or other fault directly attributable to *** or ***, or other ***, and provided that *** is notified by *** of all such claims within *** days of the end of the applicable warranty period. EXCEPT AS SET FORTH IN THIS AGREEMENT, SOLECTRON MAKES NO WARRANTIES, WHETHER EXPRESS OR IMPLIED, OR STATUTORY REGARDING OR RELATING TO THE PRODUCTS, PARTS, SOFTWARE OR DOCUMENTATION, OR ANY MATERIALS OR SERVICES PROVIDED TO NCR UNDER THIS AGREEMENT. SOLECTRON SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT WITH RESPECT TO THE PRODUCTS, PARTS, SOFTWARE, DOCUMENTATION, AND SAID OTHER MATERIALS AND SERVICES, AND WITH RESPECT TO THE USE OF ANY OF THE FOREGOING.

10.2 DOA. If a Product or Part fails (meaning the Product or Part does not function materially in accordance with its specifications and/or the Product has been misconfigured) within the *** of (a) *** and (b) *** from Solectron, *** will, as soon as reasonably possible but no more than *** to ship a replacement Product or *** to ship a Part to NCR for delivery to *** by the *** of shipping *** the *** being subject to *** pursuant to the ***. *** will *** for the *** and *** cost to the extent the DOA is *** by any *** provided by *** to *** or *** controlled Parts, failure of Product or Part components which were *** or *** by ***,

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or to the extent that defects with the Products or Parts are *** by ***, ***, or other *** directly attributable to *** or ***, or ***. *** will *** for the *** and *** in all other cases. The charge for repairs will be *** standard rates or such other rate as the parties may agree to from time to time.

10.3 Services. Solectron will perform services by properly trained personnel with care appropriate to ensure world class execution. Solectron will efficiently use the resources necessary to perform Solectron’s obligations set forth in this Agreement and will use commercially reasonable efforts to provide services under this Agreement in the most cost-effective manner consistent with the levels of quality and performance set forth herein.

10.4 Safety and Regulatory Agency Requirements. Solectron warrants that all Products, Parts and packaging material will comply with all applicable country (as indicated by NCR in writing or in Exhibit E), federal, state and other governmental regulations in effect at the time of manufacture (including without limitation and similar regulations concerning safety, EMI and equipment labeling). Products and Parts will be listed or certified by a nationally recognized testing laboratory with NCR’s name, NCR’s tradename, NCR’s trademark and file number. Additional Product specific safety and regulatory requirements may be indicated in the Product Specifications. Solectron will promptly repair or replace, at its option and expense, non-complying Products or Parts, at the end user site, or alternately, will pay NCR its costs of remedying the non-compliance at the end user site. Any shipment of non-complying Products or Parts by NCR to Solectron, and the return shipment of repaired or replacement Products or Parts by Solectron to NCR under this Section, will be at Solectron’s expense. NCR will take title to replacement Products and Parts at the Solectron facility that are intended for export and arrange for their shipment to the end-user site. In addition Solectron will use manufacturing and material handling processes and procedures, including process materials and chemicals used in Solectron controlled manufacturing processes, are compliant with the European Union Directive 2002/95/EC on the Restriction of the use of certain Hazardous Substances (“RoHS Directive”) for Products that are designated by NCR to be RoHS compliant. Further, Solectron will purchase Parts, materials and components designated in the BOM by NCR. Solectron shall take the following steps to meet Solectron’s RoHS responsibilities:

a) Upon receipt of signed CoC’s from supplier’s on the current NCR AVL, Solectron shall determine if the Parts are compliant with the RoHS directive.

b) If the design or AVL is changed by NCR for Products and /or assemblies, Solectron will reassess the compliance of Solectron internal processes and NCR or Solectron will obtain signed CoCs for the supplier as required.

c) For Solectron controlled Parts, Solectron shall have the responsibility for obtaining the CoC from each supplier evidencing that the Part is in compliance with the RoHS Directive. In addition, Solectron shall promptly obtain updated CoCs from such Solectron controlled Parts suppliers in the event that the identity or part numbers of any materials, parts, mechanical assemblies or electromechanical assemblies are changed. All such CoCs shall be retained by Solectron consistent with Solectron’s document retention policy and be available to NCR upon request. NCR will be responsible for obtaining the CoC from the suppliers for NCR controlled Parts. Solectron shall inform NCR of any issues with RoHS compliance that it becomes aware of.

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d) In the event that environmental laws are enacted in any other jurisdiction in which NCR desires to sell Products, NCR and Solectron shall work together in good faith and with due diligence to determine the requirements necessary for Solectron to be able to manufacture in conformance with the new environmental law or proposed environmental specifications, as applicable.

10.5 Intentionally Omitted.

10.6 Epidemic Failures. An Epidemic Failure is defined as the occurrence of multiple failures of the same component, subassembly, feature, software (for example; processor, memory device, power supply, hard drive, mechanical assembly, processor board, software, etc.) supplied by a *** supplier, and/or *** (if applicable), and/or ***, and are due to the same cause, occur in the same model of a Product, and impair the use of the Product to the extent that such failures occur in *** than *** of the installed base of the component, subassembly, feature or software of the affected Product over a *** period, unless the particular component, sub-assembly, feature, or software has been shipped for less than that amount of time, in which case the measurement window is the *** of *** or *** that the component, sub-assembly, feature, or software has been shipped. *** that the failures have been properly diagnosed and that the failure count for that cause is accurate. Solectron provides *** months coverage for Epidemic Failures which are a result of *** products and/or workmanship. *** will use *** to maintain, expand, and provide a ***, or *** previously *** between *** and the ***, coverage for Epidemic Failure cause from base component, sub-assembly, feature, or software suppliers. In the event of Epidemic Failure caused by failures of components supplied by these suppliers, *** will *** to *** the *** as provided in the ***, if any, with *** of the ***. *** will obtain *** approval prior to ***, *** into *** which do not provide *** of Epidemic Failure coverage. In the event of a claim of epidemic failure, *** will perform a root cause analysis of the failure and will meet with *** to mutually determine (i) the precise details of the problem including whether or not *** is responsible for the problem and (ii) the most efficient way to resolve the failure considering customer satisfaction, logistics and cost. *** will *** its *** of ***, which will be ***. The parties agree that in the event of an Epidemic Failure regarding software, *** obligation hereunder with respect to such software will be limited to *** a *** to ***. *** shall have no liability or responsibility for reimbursement to *** to the extent that any such Epidemic Failure claims are the result of (a) modification or alteration of the Product or Part by a party other than ***, (b) improper installation or incorporation of the Product or Part, (c) misuse, accident, abuse or neglect by anyone other than *** to the Product or Part, (d) defects in any component not supplied by ***, or (e) defects caused by *** design.

11.	SPECIFICATION, ENGINEERING AND OTHER CHANGES

11.1 NCR Changes. The Specifications may only be amended by the NCR design release process. Prior to any change becoming effective, all Products shipped by Solectron to NCR will conform to the existing Specifications, unless NCR otherwise requests. If any such change affects the price, delivery, quality or performance of said Product, an equitable adjustment will

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be negotiated between the parties prior to the implementation of the change. After an agreed upon effective date between NCR and the Solectron site for implementing changes, all Products shipped by Solectron will conform to the changed Specifications. Drawing corrections and minor changes which have no effect on form, fit, function or interchangeability will not be considered a change in the Specifications.

11.2 Solectron Changes. Solectron must not make design, supplier, or component part changes to Product(s) manufactured for NCR nor change to the production facility (including moving to another site) without submitting a written Request for Change (“RFC”) notice and NCR approving the changes and NCR will not unreasonable reject such changes. NCR will review Solectron’s RFC and shall consider the feasibility of all proposed changes. Within the time frame set out in Exhibit F, NCR will furnish to Solectron a written response regarding the proposed changes, including its willingness to implement the change, and the time schedule required for implementation if appropriate.

11.3 Product Obsolescence and Phase Out. Solectron will accept all service part Orders for new builds *** after the production phase out by NCR and the service repair costs shall be mutually agreed upon. Solectron will provide NCR at least *** written notice prior to the termination within the *** period. If during the *** period, Solectron has difficulty with production or repair of parts because of components becoming obsolete and Solectron has knowledge of component obsolescence, then Solectron will notify NCR at least *** prior to production termination. Prior to this production termination, NCR may develop a Forecast and make a final buy of the component parts so ongoing production or repairs may continue.

12.	INDEMNIFICATION

12.1 IP Indemnification by Solectron. Solectron will defend at its expense any actual or threatened claim or suit brought against NCR, its affiliates, distributors and end users alleging that any manufacturing process for a Product or Part infringes a patent, copyright, trade secret or other intellectual property right and will pay all costs and damages finally awarded, if NCR gives Solectron (1) prompt written notice of the claim; (2) reasonably requested information that NCR possesses about the claim; (3) reasonable cooperation and assistance; and (4) sole authority to defend or settle the claim. In the defense or settlement of the claim, Solectron may obtain for NCR the right to continue using the Product or Part or replace or modify the Product or Part so that the manufacturing process for such Product or Part becomes non-infringing. Solectron is not obligated to indemnify NCR under this Section if the claim results only from i) Solectron’s compliance with NCR’s engineering designs and/or NCR specifications if the alleged infringement is inherent in compliance with such designs and/or specifications, ii) the use of the Product or Part with other products not furnished, specified, or approved by Solectron provided there is a substantial non-infringing use for the Product or Part, or iii) modifications to the Product or Part not made by Solectron or in accordance with Solectron’s instructions. This Section states Solectron’s entire liability for infringement of patents, copyrights, trade secrets, and other intellectual property rights.

12.2 Parts Indemnification. Solectron also agrees to use its commercially reasonable efforts to procure for NCR, its Affiliates, distributors and end users an indemnification for intellectual property claims for Products or Parts not designed by Solectron providing substantially equivalent protection as Section 12.1. If Solectron is unable to obtain such protection, Solectron will seek NCR’s approval for using that vendor. Solectron will notify NCR of the variance from the protection in Section 12.1 in writing sent to: Vice President, Procurement, NCR Corporation, 1700 S. Patterson Blvd. Dayton, OH 45479

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12.3 IP Indemnification by NCR. If an actual or threatened claim of infringement of intellectual property rights is asserted against Solectron due to actions taken by Solectron which are the direct and necessary result of compliance with NCR engineering design or specifications, NCR will defend at its expense any actual or threatened claim or suit brought against Solectron, or its affiliates, and NCR will pay all costs and damages finally awarded, if Solectron gives NCR (1) prompt written notice of the claim; (2) reasonably requested information that Solectron possesses about the claim; (3) reasonable cooperation and assistance; and (4) sole authority to defend or settle the claim. This Section states NCR’s entire liability for infringement of patents, copyrights, trade secrets, and other intellectual property rights.

12.4 Litigation by Others.

12.4.1	Except for claims regarding intellectual property infringement covered in Sections 12.1 and 12.2 of this Agreement, in the event of litigation or arbitration filed by any other person not a party to this Agreement against either Solectron or NCR (including their subsidiaries, affiliated companies, agents and employees) relating to the subject matter of this Agreement, without regard to the legal theory claimed and without regard to the type of relief sought (money damages, injunctive, equitable or other relief) or the loss, damage, injury (including death) alleged, the parties shall proceed as follows. Neither shall implead the other, file cross-claims against the other, or otherwise cause the other to be brought into the proceeding as an additional or third-party defendant. Any such claims between the parties shall be resolved pursuant to Section 4 of Article I; for purposes of this paragraph and any agreement of limitations for commencing arbitration, no arbitrable claim shall be construed to arise until the final conclusion of the proceedings initiated by the non-party to this Agreement, although nothing shall prohibit such an arbitration from being commenced sooner.

12.4.2	If both NCR and Solectron are parties defendant in a proceeding brought by another person, each shall conduct its own defense at its own expense. If either believes that the other is solely responsible for the loss, damage or injury (including death) alleged, it shall have the right, within a reasonable period of time following its initial notice of the claim, to tender defense of the claim to the other, which tender shall be accepted or rejected within sixty days of receipt of the tender; if no response is received within that time, the tender will be deemed rejected. In the event tender is rejected, the tendering party shall continue its defense of the proceeding, and shall have the right to seek sharing of any final award as set out in Section 12.4.4 below. If either party so desires, it shall request tender of the entire defense be made to it, in which case the tender shall be complied with, and from the time of the tender the requesting party shall, as between NCR and Solectron, bear all responsibility and all costs, including judgments, awards, settlements, attorney fees, and expenses, associated with the claim.

12.4.3	In the event only one party is sued, that party will defend the claim. In such instance, the party sued will keep the other informed of developments in the

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claim and will reasonably consult with the other on settlement negotiations. If that party believes that the other is solely responsible for the loss, damage or injury (including death) alleged, it shall have the right, within a reasonable period of time following its initial notice of the claim, to tender defense of the claim to the other, which tender shall be accepted or rejected within sixty days of receipt of the tender; if no response is received within that time, the tender will be deemed rejected. In the event tender is rejected, the tendering party shall continue its defense of the proceeding, and shall have the right to seek sharing of any final award as set out in Section 12.4.4 below. If either party so desires, it shall request tender of the entire defense be made to it, in which case the tender shall be complied with, and from the time of the tender the requesting party shall, as between NCR and Solectron, bear all responsibility and all costs, including judgments, awards, settlements, attorney fees, and expenses, associated with the claim.

12.4.4	For purposes of any arbitration conducted between NCR and Solectron with respect to claims arising out of or ancillary to litigation or arbitration initiated by another person, NCR and Solectron agree to allocate any loss, damage, injury (including death), costs, fees and expenses finally awarded by a competent tribunal to such other person bringing a claim. Such allocation shall be determined by the arbitrator in accordance with the extent to which each party’s supplied components, design, act or omission, product or manufacturing defect, or other matter caused the loss, damage, injury (including death), costs, fees, or expense. All other losses, costs, fees and expenses (including settlements and each party’s own attorneys fees) will not be shared unless agreed to in a written agreement separate from this Agreement.

12.5 Insurance. Solectron will maintain, at its expense, General Liability insurance including but not limited to Premises Operations, Products/Completed Operations, Contractual Liability, Independent Contractors, Broad Form Property Damage and Personal/Advertising Injury with minimum limits of US*** combined single limit per occurrence, Excess/Umbrella Liability insurance with minimum limits of US*** per occurrence. The insurance will a) name NCR as an additional insured; b) carry an endorsement that the insurance will be primary; c) if coverage is on a “Claims Made” form, then a policy must be maintained during the term of this Agreement and for a period of five (5) years thereafter. Solectron will also, maintain, at its expense, Workers’ Compensation/Employer’s Liability insurance with statutory limits. Each insurance policy required by this agreement shall be issued by an insurance carrier with an A.M. Best rating of “A-” or better and shall be kept in force throughout performance of the services required by this Agreement. Certificates of insurance showing compliance with these requirements will be furnished by Solectron prior to the signing of this Agreement and sent to: NCR, Corp., Risk Management Department, 1700 S. Patterson Blvd. WHQ-3E, Dayton, OH 45479. Certificates will state that the policy or policies have been issued and are in force, will not expire or lapse, and will not be canceled or changed so as to affect the insurance described in he certificate. Compliance or non-compliance with the requirements of this Section shall not relieve Solectron from any responsibility to indemnify NCR or its liability to NCR as specified in any other provision of this Agreement. Indemnity obligations specified elsewhere in this Agreement shall not be negated or reduced by virtue of any insurance carrier’s denial of insurance coverage for the occurrence or event which is the subject matter of the claim; or refusal to defend any named insured.

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13.	OTHER OBLIGATIONS

13.1 Service Level Agreement. The parties will adhere to the service level agreement set out in Exhibit F which describes requirements, measurements, and activities needed to release and support the Products.

13.2 Leading Edge Procurement. NCR and Solectron will proactively seek opportunities to implement leading edge procurement processes such as demand pull, consignment, electronic data interchange, etc. Prior to implementation, the specific details of such processes shall be documented and added as an exhibit to this Agreement. Solectron is to proactively pursue similar activities with its suppliers.

13.3 Executive Reviews In addition to other meetings called for in this Agreement, senior management from NCR and Solectron will meet quarterly for executive reviews to discuss the status of the relationship as well as strategic and other important issues. Solectron will also provide and review reasonable information related to its financial status to the extent the same has been disclosed to the market.

13.4 Access to Production. Solectron will not allow access by competitors of NCR to the dedicated line that produce Products or to any other production line or area that has Products in it.

13.5 Performance Clause. NCR’s failure to perform any of its responsibilities set forth in this Agreement or a transition plan, other than NCR’s obligation to pay undisputed amounts will not constitute a material breach of this Agreement or be deemed to be grounds for termination of this Agreement by Solectron. However, Solectron’s nonperformance of its obligations under this Agreement or a transition plan will be excused if and to the extent (i) such nonperformance results from NCR’s failure to perform its responsibilities set forth in this Agreement or transition plan, and (ii) Solectron provides NCR with reasonable notice of such nonperformance and use commercially reasonable efforts to perform notwithstanding NCR’s failure to perform and NCR fails to cure such nonperformance within thirty (30) days of such notice.

13.6 Confidentiality Term. The period for protection of Confidential Information related to this Article II shall be 6 years from date of receipt.

13.7 Hiring Employees. Except for those employees identified to Solectron under the transition pursuant to Section 1.8, Neither NCR or Solectron will not solicit or hire any employee of the other who became known to the other party as part of this transaction for a period *** with the other party. Nothing in this Section will prevent a party from offer to hire or hiring an employee of the other who answers a general solicitation of employment including, without limitation, media advertisement, and position postings on websites.

13.8 New Product Introduction. For Products to be built in Brazil only and for Tidel Products, Solectron may have new product introduction take place in Brazil or Guadalajara respectively. For replacement Products for Products then currently being manufactured in Guadalajara and meeting the requirements of this Agreement, Solectron may have new product introduction take place in Guadalajara. Except as otherwise mutually agreed by the parties, for all other Products, Solectron shall have new product introduction take place in Columbia, SC.

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13.9 Diversity Plan. It is NCR’s policy to ensure that maximum opportunity is afforded to certified minority and women-owned businesses to participate as suppliers, contractors, and subcontractors of goods and services to NCR. Supplier agrees to reasonably cooperate with NCR to develop a mutually agreeable diversity plan.

14.	TERM AND TERMINATION

14.1 Unless earlier terminated under any other provision of this Agreement, this Agreement will continue for an initial term as set out on the first page of this Agreement and, after that, will be automatically continue in force until NCR or Solectron gives 180 days notice of termination, or unless earlier terminated under any other provision of this Agreement. In the event that NCR should terminate this agreement other than pursuant to 14.2 for any reason prior to the fifth anniversary of the Effective Date, NCR shall refund a pro-rated portion of the licensing fee set forth in Section 1.7. The pro-ration shall be done a 60 month straight line basis from the Effective Date.

14.2 Termination for Breach

a) NCR may terminate this Agreement upon 30 days prior written notice to Solectron for failure of Solectron to fulfill any of its material obligations, including failure due to causes specified in Section 5.3 of Article I; unless during such 30 day period Solectron remedies the failure, in which case this Agreement will continue in effect as if the failure had not occurred. During the initial term of this Agreement, the following shall be deemed material breaches by Solectron: moving production of a Product to a different manufacturing location from Solectron’s Columbia, SC or Guadalajara, MX locations respectively, other than in accordance with Section 11,

b) NCR may terminate this Agreement if Solectron becomes bankrupt, insolvent, or makes a general assignment for the benefit of creditors. If NCR becomes insolvent, Solectron may alter the payment terms set out in Section 5.5 and or credit terms related to inventory purchasing.

c) Solectron may terminate this Agreement upon 30 days prior written notice to NCR for failure of NCR to pay any undisputed amounts due Solectron in accordance with the terms of this Agreement unless during such 30 day period NCR remedies the failure, in which case this Agreement will continue in effect as if the failure had not occurred.

d) Termination of this Agreement by either Solectron or NCR under this Section will not prejudice or otherwise affect any manufacturing license to which NCR may be entitled. Termination of this Agreement by either party will not prejudice it or the other party to recover any money amounts or require performance of any obligations due at the time of the termination.

14.3 The following Sections will survive termination of this Agreement: Sections 1, 3, 4, 5.4, 5.9, 5.10, 5.11, 5.16 of Article I; Sections 1.1, 1.5(b)(2) – (4), 1.7, 1.8(b) – (d), 6, 7, 8, 10, 12, 13.7, 14.4, 15 of Article II; Ex B—6(D) and the continuation engineering portions of Exhibit F.

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14.4 In the event of termination or expiration of this Agreement, or in the event NCR decides, to transfer manufacturing of a Product or Part to another person, Solectron will use reasonable efforts to efficiently transition the manufacture of Products or Parts to the other person. Solectron will bear its own costs of such transition except in the event of expiration of this Agreement or termination of this Agreement by Solectron for NCR’s breach in which case NCR will pay for Solectron’s reasonable out of pocket costs for transitioning the manufacture of Products or Parts to such other person. Solectron will deliver to NCR and grant NCR, and any NCR sublicense the worldwide, perpetual, royalty free right to copy, use, and create derivative works from the tooling and manufacturing test software used in production of the Products or Parts solely for the purpose of manufacturing and supporting products and parts that NCR will sell; provided that Solectron will have no obligation to provide any manufacturing test software which was developed by Solectron for use with the manufacture of products other than the Products and Parts. Solectron will grant NCR license to copy, use, and create derivative works from such non NCR specific manufacturing test software solely for the purpose of manufacturing and supporting products and parts that NCR will sell for a reasonable royalty taking into account any value that NCR has previously provided. NCR may exercise the foregoing licenses directly or have another person exercise them on its behalf. In addition, if NCR requests Solectron to consult with it or its manufacturer on questions related to the manufacturing of Products or Parts, Solectron will provide such consultation on a reasonable time and materials basis.

15.	INTELLECTUAL PROPERTY

15.1 Each party will retain ownership of any IPR it had prior to the Effective Date of this Article or developed independently and without NCR funding or reimbursement.

15.2 NCR will own any IPR that relates to a Product, including its design; use; features; functions; production (including bills of materials, authorized vendor lists, Product specific build/test documentation, Product specific assembly instructions, Product specific build times, etc); NCR unique tooling and equipment; quality, serviceability, support, diagnostic and test data, tools and programs usable for maintenance or support of the Products. Solectron hereby transfers to NCR any such IPR that it creates as part of the services provided under this Article and will provide such IPR in any form reasonably requested by NCR. Solectron will do any acts necessary to complete the transfer of IPR described herein. Solectron shall retain any IPR it creates that relates to Solectron’s manufacturing processes and procedures.

15.3 For the purpose of this Section 15, “IPR” shall mean all patents, copyrights, trade secrets, confidential information, design rights, trade dress, trade marks, service marks, know-how, inventions, ideas, works of authorship, and other intellectual property rights in any jurisdiction in the world and any applications or registrations for the foregoing.

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EXHIBIT A

PRODUCTS AND SPECIFICATIONS

1.0	PRODUCT SPECIFICATIONS

NCR will provide Solectron a New Product Specification for each NCR product or feature to be developed by Solectron. The Product Specification will be comprised of one or more NCR produced documents contained in NCR’s Merlin system that, in their entirety, provide the required Product Information.

1.0	Products

Class Number	Description
3050	Tidel Lobby ATM
3100	Tidel Lobby ATM
3300	Tidel Lobby ATM
3400	Tidel Lobby ATM
3600	Tidel Lobby ATM
3800	Tidel Lobby ATM (pc based product with sidecar)
3700	Tidel through the wall ATM
5867	NCR ATM (Brazil)
5868	NCR ATM (Brazil)
5865	NCR ATM (Brazil)
5886	NCR ATM (Waterloo)
5877	NCR ATM (Brazil & Waterloo)
5890	NCR ATM (Waterloo)
6676	NCR ATM (Waterloo)
9820	Payments
9810	Payments
7781	Payments
9814	Payments
9824	Payments
Xxx	Branch Assist Solution

Kits for the above products

Spares for the above products and all discontinued products

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EXHIBIT B

PRICING, LEADTIME, FLEXIBILITY, ORDER RESCHEDULING, CANCELLATION, AND

RETURNED EVALUATION EQUIPMENT SCHEDULE

1.	Pricing

1.1 Pricing Matrix. As part of the transition, the parties will develop a matrix of features for each Product class and associated major module kits (including CPM, BNA, deposit automation HLAs, cores, fascias, depositories, shutters). The matrix will set out the feature, the material cost, the material burden, freight, direct labor, and profit for that feature. Solectron will use the matrix to price specific orders for Products. However, Solectron will use its then current material cost for material and freight subject to the cost saving sharing set out in Section 2.5 of Exhibit B below. The matrix pricing will not exceed the quote attached in Attachment 1 except for material changes in the market price of fuel, raw materials, Brazil labor costs, and/or the scope of services. In the event any of the exceptions apply, the parties agree to negotiate in good faith a corresponding change to the matrix pricing along with any opportunities to mitigate the change. The companies will work together in good faith to resolve issues that arise due to the complexity of the transfer of the business.

1.2 Volume Discussion. If Solectron believes that the unit volume of business has materially declined, the parties will meet and discuss the issue in good faith.

1.3 Parts and Kits. Pricing for spare Parts and Kits will be calculated on a material cost plus ***% for labor, inbound freight overhead and profit, plus outbound freight if any.

1.4 Turns. The Product pricing provided to NCR has been based on the achievement of *** inventory turns. This measure of turns shall include any finished goods inventory that NCR asks Solectron to hold. Solectron will use reasonable efforts to work with NCR and endeavor to exceed *** inventory turns by the end of one full calendar quarter after transition of a Product line. In the event that *** inventory turns are not consistently achieved measured at the end of each calendar quarter and such failure is not caused by Solectron or a anomalous, one off event, NCR and Solectron will meet to determine an appropriate action plan to achieve at least *** inventory turns.

2.	Cost Reductions

2.1 Calendar 2007. *** will pay *** US$*** as set out in Section 1.6(a) as an *** for cost reductions that *** will *** through calendar year 2007. During calendar year 2007, Solectron shall retain all actual cost reductions it implements.

2.2 Calendar 2008 and 2009. At the beginning of calendar 2008, *** will *** the pricing to give *** the *** for 2007. In 2008 and 2009, *** a *** of ***% cost reduction on *** controlled materials so long as *** has control of sourcing at least ***% of the value of the bill of materials. “Control of sourcing” for a component shall mean that *** controls the authorized vendors for the component, the terms and conditions of doing business with those vendors (subject to the terms of this Agreement) and pricing negotiations. In 2008 and 2009, *** a *** of ***%

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additional cost reduction of materials so long as *** is engaged in *** services to provide alternative technical and/or engineering solutions to a Product that meets relevant *** Product specifications and reduces Product cost for (“*** Cost Reductions” or “***”). To achieve the *** targets, there will have to be a collaborative effort between NCR and Solectron *** and *** teams pursuant to Section 2.7 below and the approval of the *** for alternative technical and/or engineering solutions to a Product that provides equivalent functionality at a lower cost. NCR shall not be obligated to approve any ***, however, *** acknowledges that the failure to approve *** or any delay in approval may impact *** ability to *** the *** ***% cost reduction.

2.3 ***. For calendar years 2008 and 2009, within 10 days after the conclusion of November of each calendar year, Solectron shall prepare and submit to NCR a statement setting forth the year to date cost reductions realized by NCR as well as an estimate of the cost reductions that NCR will realize in the month of December (“*** Statement”). If NCR disagrees with an item contained in a *** Statement, NCR may, within ten (10) days after delivery of such *** Statement to NCR, deliver a notice to Solectron disagreeing with such calculations and setting forth NCR’s reasons for the disagreement. Any such disputes shall be resolved in accordance with the dispute resolution procedures contained in the Section 4 of Article 1. In the event that NCR does not deliver a notice to Solectron disagreeing with such amount within said 10 days, NCR will be deemed to have accepted such calculation. In the event that the relevant conditions to deliver the cost savings in Section 2.2 above have been met and Solectron has not delivered the cost savings as evidenced by the *** Statement, *** will *** to *** for the *** the *** amount and the *** amount prior to the end of NCR’s fiscal year. Prior to the end of January of the following year, the parties will *** any *** versus ***.

2.4 After 2009 Cost Targets.

a) Prior to the beginning of each calendar year, NCR will propose reasonable cost reduction targets taking into consideration past performance and the then current market environment for the Product models NCR wants Solectron to produce.

b) In the event that Solectron and NCR cannot achieve agreement on targeted price reductions, NCR shall provide sufficient information and documentation to demonstrate that Solectron is not competitive and the areas in which Solectron is not competitive and that the cost reduction targets requested by NCR are reasonable. Based upon the information provided, Solectron shall either agree to the requested cost reduction targets or provide NCR with sufficient information and documentation to validate that Solectron’s position on cost reductions are reasonable. In the event that the parties still cannot reach agreement on the cost reduction target, Solectron and NCR agree to resolve the dispute pursuant to Section 4 of Article I.

c) NCR acknowledges that Solectron’s ability to achieve cost reductions is dependent upon NCR’s cooperation in approving engineering and BOM change proposals.

2.5 Cost Sharing. Solectron shall immediately pass through all NCR initiated cost savings. After 2007, for Solectron initiated cost savings, with NCR’s prior agreement, Solectron shall retain such saving until the agreed to non-recurring engineering or tooling costs are offset. After that, for 90 days Solectron shall pass through to NCR ***% of such cost savings. After the first 90 day period, Solectron shall pass through to NCR ***% of such cost savings. After the

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second 90 day period, Solectron shall pass through to NCR ***% of the cost savings. On January 1, 2008, Solectron will begin sharing in accordance with the above any cost savings Solectron has initiated in 2007.

2.6 NRE, Tooling and Other One Time Expenses. Solectron will identify to NCR in writing any one time charges for a Product change that Solectron wants NCR to reimburse for. As mutually agreed by the parties, i) Solectron ***that amount ***, ii) Solectron may ***that amount through ***, or iii) NCR may*** for ***.

2.7 Design Cost Reduction (“DCR”) To achieve the DCR, the parties will use reasonable efforts to perform the following roles and responsibilities:

a)	NCR Roles and Responsibilities:

1) Provide relevant technical information reasonably requested by Solectron.

2) Provide reasonable access to relevant technical contacts and relevant technical support within NCR which may include engineering, industrial design, software development, regulatory compliance testing.

3) Review and approve the DCR proposals as prepared and submitted by Solectron.

4) Actively participate in design reviews and project status reviews with Solectron.

5) Provide timely feedback on all proposed concepts and designs.

6) Sign off on project phase gates once all Solectron deliverables are met.

7) Sign off on project financials by phase once all Solectron deliverables are met for each project phase; and

8) Review and sign off on Engineering Release Notices to allow manufacturing cut-in of the new design features.

b)	Solectron Roles and Responsibilities:

1) Solectron will prepare and present DCR proposal to NCR for review and approval. The proposal will include a statement of work, estimated NRE, project schedule, key project milestones, technical risks, any additional dependencies on NCR above and beyond those mentioned above, and Solectron deliverables.

2) Once approved, SLR will manage each DCR effort like a funded engineering project.

3) SLR will request weekly or bi-weekly status review calls with NCR as required.

4) SLR will execute to the agreed upon Statement of Work and work towards the design cost reduction target.

3. NEW PRODUCT/REPLACEMENT PRODUCT COST: Solectron will quote for new Products ***with the cost structure for the ***.

4. PRICING FOR THIRD PARTY PRODUCTS, STAGED ITEMS, AND PASS-THROUGH ITEMS:

Definition of Staging - Refer to Exhibit F.

NCR will determine whether a Product requires staging. NCR will communicate its staging requirements via a Customer/Purchase Order.

Solectron/NCR-Confidential	Page 33

011907 Final

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.

OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Schedule of Services - NCR anticipates three levels of third party product activities:

A. Consigned Products Staged/Integrated by Solectron

If NCR purchases products (including software) to be integrated into a staged system, NCR will consign the products to Solectron and will pay Solectron ***% of the value of the third party product for the handling, plus the the time and material expended for the integration of the product. The hourly rate for such integration will be based on the agreed to labor rates in each manufacturing facility. NCR agrees that it will use its reasonable efforts to consign products only as necessitated by specific NCR customer requirements.

B. Products Acquired and Staged/Integrated by Solectron

If NCR requests Solectron to purchase third party products (including software) on NCR’s behalf, NCR will pay Solectron ***% of the value of the third party product for the cost of acquisition and handling, plus the time and material expended, for the integration of the product. As requested by NCR, Solectron will manage purchased products, however, NCR retains the right to source, manage, and integrate such products either by NCR, or by other suppliers depending on NCR’s business needs, including customer requested and/or deal specific products, such as non-NCR brand and non-Solectron provided computer products.

C. Pass-Through Items

If NCR requests Solectron to purchase pass-through items that require no manufacturing assembly services (e.g. ATM stands, software, documentation, kits, spare parts, etc.) on its behalf, NCR will pay Solectron ***% of the value of the pass-through items for the cost of acquisition and handling, including the consolidation of the pass-through item and manufactured Products at point of shipment plus inbound freight costs.

5. PRICING FOR MANUFACTURING SERVICES:

A. Special Customer Engineering Requests (SCER’s)

Solectron will receive a one time fee for determining the manufacturing capability, actual setup cost, and NCR price for each NCR SCER. This fee will not exceed the actual costs associated with the assessment. If NCR approves and releases the SCER through a DR, Solectron will execute all manufacturing activities to support the SCER and will invoice NCR for the setup cost on an actual time and material basis.

B. Prototypes

For all preproduction Products, Solectron will provide a written quote for each *** model requested by NCR based on the agreed pricing methodology for production Products.

Solectron/NCR-Confidential	Page 34

011907 Final

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.

OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

6. FORECAST/ORDER PLACEMENT:

A. NCR Forecast.

1) Forecasts are for planning purposes only, and are not binding, NCR will update Forecasts at least monthly and provide a rolling *** (***) month forecast. Solectron will plan resources required to meet the *** (***) month rolling Forecast. Solectron will also utilize the Forecast to identify long lead-time material issues and capacity constraints. NCR will update spare Parts forecasts monthly.

The *** (***) month rolling forecast will represent the major top line products and quantity by month.

2) NCR will prepare detailed feature mix forecast to support the “top line product family” Forecasts. NCR will provide input to Solectron during the monthly Forecast/Supply Plan review. NCR expects that Solectron will continue to focus on initiatives that are demand-pull type processes (Kanban, Micro-Schedule, VMI, etc.).

B. Placement/Acceptance Purchase Orders. NCR will place either an advanced purchase requisition, or an order (together referred to as “POs”). Solectron will build the Products covered by a PO so as to meet the committed ship date in accordance with the terms of this Article. Any Sales Order Solectron is unable to fulfill shall be communicated by Solectron electronically, or in writing, to NCR with an objective of one business day after receipt, including identification of the issue(s) and/or constraint(s) affecting fulfillment of the order. Otherwise, all Sales Orders will be deemed accepted by Solectron.

C. Flexibility

1) Forecast Flexibility,

a) Baseline Flexibility. Solectron shall use its reasonable best efforts to meet the following stated flexibility requirements (“Baseline Flexibility Requirements”). NCR agrees to cooperate with Solectron by taking reasonable actions to facilitate the achievement of the flexibility requirements. The percentages outlined below are representations as total aggregate for all products and are not meant to be limitations for individual products:

1) Products:

Flexibility for Systems

+***%	*** days

+***%	*** days

+***%	*** days

+/-***%	***+ days

Solectron/NCR-Confidential	Page 35

011907 Final

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.

OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

2) Spare Parts Flexibility (as forecasted on a part number basis)

+***% of ***

b) NCR’s current process has shown that flexibility within the percentages listed is available via existing systems, capabilities, overhead/labor models currently in use, Flexibility and changes within the percentage parameters are not subject to additional fees and charges by Solectron. Solectron will exercise all reasonable commercial efforts to adjust its labor and supply base and to reallocate any material that may be impacted by the flexibility schedule indicated above.

c) Stretch Flexibility. On occasion, NCR will require flexibility as set out below (“Stretch Flexibility Requirements”). NCR and Solectron will take reasonable actions to facilitate the achievement of the Stretch Flexibility Requirements. In the event that NCR’s aggregate POs are outside of the Baseline Flexibility Requirements, Solectron will use reasonable best efforts to meet the requested additional demand, subject to material availability and NCR will work in good faith with Solectron in the event that Solectron incurs extraordinary costs in meeting the additional demand. Prior to incurring an additional fee or charge associated with a requested flexibility action on a PO, Solectron will inform NCR of such a possibility in writing within one (1) business day of ascertaining such a possible charge. NCR will then give written direction regarding the requested flexibility action, which may include the authorization and acceptance of any premiums or special charges resulting from its flexibility direction, if applicable to the directed flexibility action.

1) Products:

Flexibility for Systems

+***%	*** days

+***%	*** days

+***%	*** days

2) Order Flexibility

a) Configuration Changes. If NCR requests a change to a configuration *** days prior to the committed ship date, Solectron will make such change at no additional charge with best efforts to maintain the committed ship date. Configuration changes NCR requests within *** days of the committed ship date will be subject to a mutually agreed charge.

b) Administrative Changes. NCR may request administrative changes (such as information on the order) to an order at any time prior to shipment at no charge.

Solectron/NCR-Confidential	Page 36

011907 Final

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.

OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

D. EXCESS AND OBSOLETE INVENTORY

1) Definition. E&O is defined as Inventory on-hand and/or on-order in excess of the *** month Forecast. Any management adjustments to the computed excess position must be mutually agreed to by both parties.

2) Solectron Report. Solectron shall, on a monthly basis, report to NCR on the Forecasted Materials including listing of materials which, based on a *** month Forecast, Solectron believes are excess and obsolete (“E&O”). Material will not be designated as E&O until such time as it is declared E&O by NCR. The report will list (a) the reason Solectron believes an item has E&O status; (b) whether item is an NCR E&O Item, or Solectron E&O Item (all as defined below); and (c) the E&O materials which had E&O status for more than 90 days.

3) E&O Management. Solectron agrees to undertake commercially reasonable efforts to cancel all applicable components purchase orders and reduce component inventory through return for credit programs or allocate components for alternate programs if applicable to minimize E&O. Solectron will undertake these activities in a manner consistent with the prior activities of *** NCR ***. NCR will take like action to mitigate E&O through available channels through product or parts sale or other disposition. Solectron shall reasonably demonstrate to NCR that Solectron has done so, and that Solectron has purchased the subject materials using recognized Economic Order Quantities, ABC buy policy, long lead time component management, VMI, and leading edge procurement and demand pull principles. Solectron and NCR will meet ***to review the status of the E&O inventory, reserves, and any disposition activities.

4) E&O Management and Vendors. Solectron will use reasonable efforts to incorporate flexibility provisions and other provisions in Solectron’s vendor agreements to minimize E&O. Solectron will pursue commercially reasonable efforts to maintain and improve upon these supply terms. Where such provisions would result in higher prices, the parties will meet and discuss an appropriate solution. NCR will retain responsibility for any charges incurred within the supply base for cancellation related charges outside of the flexibility parameters.

5) E&O Status Caused by NCR. The parties agree that an item’s E&O status shall be deemed to be caused by NCR if it results from: (a) program cancellation or unique configuration changes; (b) product design changes; (c) a substantial deterioration in NCR’s business; and (d) a Master Purchase Order variance which is specifically requested by NCR that is outside of the flexibility ranges set forth on Exhibit B. Such items are “NCR E&O Items.”

6) E&O Status Caused by Solectron. The parties agree that an item’s E&O status shall be deemed to be caused by Solectron if it results from: 1) a mistake in ordering the item, 2) a Solectron initiated change of suppliers for the item, 3) negligence in the ordering process such as insufficient staffing or untimely rescheduling/cancellation activities which are inconsistent with current NCR practices, and 4) ordering outside the forecast. Such items are “Solectron E&O items”.

Solectron/NCR-Confidential	Page 37

011907 Final

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.

OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

7) E&O Inventory Consignment. At the time of each asset transfer for a Product line, NCR will consign to Solectron any E&O inventory NCR has for the Product line as of the transfer date. NCR shall not charge Solectron for such E&O consigned inventory and Solectron will not charge NCR a carrying charge for holding consigned inventory.

8) On-going Quarterly E&O Payment. Each quarter, Solectron will review with NCR the current E&O exposure and performance to plan. If the current E&O exposure is greater than Solectron’s E&O reserve, then NCR will remit to Solectron ***% of the variance caused by NCR E&O items and ***% of the variance caused by Solectron E&O items. NCR may, at its option, elect to purchase some E&O items and consign such E&O items to Solectron instead of remitting the relevant variance.

9) Disposition and Recovery of E&O Items. Solectron will utilize reasonable commercial efforts to attain maximum financial recovery of the identified E&O inventory and will recommend the appropriate disposition timing and method to NCR for concurrence. The proceeds from material disposed by Solectron will be included in the current E&O exposure. On NCR E&O items, NCR will receive ***% of the proceeds and Solectron will receive ***% once NCR has paid for the E&O item through the above process. Solectron will receive ***% of the proceeds on Solectron E&O items. NCR will utilize reasonable commercial efforts to assist in the mitigation of the E&O exposure.

F. Inventory Carrying Cost.

NCR plans to purchase all E&O items which have had E&O status of greater than *** months requirements forecast visibility for more than 90 days. However, NCR, at its option may pay Solectron an inventory carrying cost of ***% per month for such E&O Items which have had E&O status for more than 90 days. At the end of the 90 days, such items that NCR does not purchase would be subject to the ***% inventory carrying cost per full month until dispositioned from Solectron. Inventory Carrying Costs apply only to declared E&O. In the event that Solectron desires to warehouse such Products and Parts subject to inventory carrying costs, it will obtain NCR’s written consent for doing so. Otherwise no additional charge for warehousing shall apply to NCR. Inventory carrying costs shall not apply to NCR if inventory aging is attributable to Solectron or its suppliers.

7. PURCHASE ACTIVITY REPORTING

To the extent the *** do so prior to the Effective Date, Solectron shall do the following:

1) Solectron will provide, on a weekly basis, reports indicating the level of order and shipment activity. Solectron will provide NCR electronic access to these reports via the Web or through a direct dial-up connection.

2) Solectron will provide, on a weekly basis, reports indicating order delivery status. The report should include the following: status by customer order indicating due date, projected ship date, listing of any delinquent orders with projected recovery date, and root cause analysis of delinquencies, etc.

8. LEADTIMES

The lead times for the Products are as follows:

Product	Lead Time in Calendar Days
5867, 5868, 5865	***
5877	***
5886	***
5890	***
9820, 9810, 7781, 9814, 9824	***
Branch Assist Solution	***

Solectron/NCR-Confidential	Page 38

011907 Final

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.

OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Solectron will use best efforts to fulfill orders NCR designates within *** days for Products and same day for Parts.

For Product with “Tidel” as part of the description in Exhibit A, ***% of the monthly forecast must be available for a one day lead time, ***% of forecast available for a *** day lead time, and ***% of forecast for a lead time of more than *** days.

9. REWORK PRICING:

A. Rework of Solectron finished goods inventory for Non Warranty Rework

If NCR wishes rework done on a unit that Solectron has in its finished goods inventory (outside of a warranty claim), NCR will issue a PO for the rework on the unit. Solectron will refurbish and reconfigure the unit to meet the PO and to bring a Product to the then current production level components and quality level. The refurbishment will include the following:

1. Reconfigure per the terms of the new PO and production testing

2. Scrap incidental obsolete material from the reconfiguration

NCR will pay for the materials cost of the Product unit as reconfigured, plus the conversion cost of the original unit plus the $US*** reconfiguration charge.

Solectron will track the costs associated with this activity and a quarterly true up of actual material and labor costs against the total refurb fees charged in that quarter.

If a party believes that the $*** refurb charge is too low or too high in light of the actual refurb costs, the parties will negotiate in good faith an adjustment to such refurb charge.

B. Rework of NCR finished good inventory

If NCR wishes rework done on a unit (outside of a warranty claim), NCR will consign the unit to Solectron and NCR will place a purchase order for rework services. Solectron will refurbish and reconfigure the unit to meet the PO and bring a Product to the then current production level components and quality level. The refurbishment will include the following:

1. Reconfigure per the terms of the new PO and production testing

Solectron/NCR-Confidential	Page 39

011907 Final

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.

OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

2. Scrap incidental obsolete material from the reconfiguration

The charge for refurbishment and rework shall be $US*** plus the net cost of Parts added and removed.

Solectron will track the costs associated with this activity and a quarterly true up of actual material and labor costs against the total refurb fees charged in that quarter.

If a party believes that the $*** refurb charge is too low or too high in light of the actual refurb costs, the parties will negotiate in good faith an adjustment to such refurb charge.

C. The refurb rate for kits will be as mutually agreed on a case by case basis.

10. CONTINUOUS IMPROVEMENTS

All items listed in this Exhibit will be managed via a continuous improvement process. The process to be used is the Supplier Value Add (SVA) process. Solectron agrees to commit appropriate resources to facilitate this process.

Solectron/NCR-Confidential	Page 40

011907 Final

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.

OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Exhibit B Attachment 1

Matrix Pricing Not To Exceed

Pricing Quote by (Solectron)		High Mat’l	Low Mat’l
ATM 5877 - Waterloo	Total Cost	$***	$***
Volume ***	Material	$***	$***
	Freight	$***	$***
	Material Burden	$***	$***
	Labor	$***	$***
	Profit	$***	$***
	Test	$***	$***
	Pack	$***	$***

ATM 5886 - Waterloo	Total Cost	$***	$***
Volume ***	Material	$***	$***
	Freight	$***	$***
	Material Burden	$***	$***
	Labor	$***	$***
	Profit	$***	$***
	Test	$***	$***
	Pack	$***	$***

ATM 5890 Waterloo	Total cost	$***	$***
Volume ***	Material	$***	$***
	Freight	$***	$***
	Material Burden	$***	$***
	Labor	$***	$***
	Profit	$***	$***
	Test	$***	$***
	Pack	$***	$***

ATM 5867 (Brazil Only)	Total cost	$***	$***
Volume ***	Material	$***	$***
	Freight	$***	$***
	Material Burden	$***	$***
	Labor	$***	$***
	Profit	$***	$***
	Test	$***	$***
	Pack	$***	$***

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011907 Final

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.

OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Payment 9810	Total cost	$***	$***
Volume ***	Material	$***	$***
Columbia	Freight	$***	$***
	Material Burden	$***	$***
	Labor	$***	$***
	Profit	$***	$***
	Test	$***	$***
	Pack	$***	$***

Payment 9820	Total Cost	$***	$***
Volume ***	Material	$***	$***
Columbia	Freight	$***	$***
	Material Burden	$***	$***
	Labor	$***	$***
	Profit	$***	$***
	Test	$***	$***
	Pack	$***	$***

Tidel 3300	Total Cost	$***	$***
Volume ***	Material	$***	$***
	Freight	$***	$***
	Material Burden	$***	$***
	Labor	$***	$***
	Profit	$***	$***
	Test	$***	$***
	Pack	$***	$***

Tidel 3600	Total Cost	$***	$***
Volume ***	Material	$***	$***
	Freight	$***	$***
	Material Burden	$***	$***
	Labor	$***	$***
	Profit	$***	$***
	Test	$***	$***
	Pack	$***	$***

Solectron/NCR-Confidential	Page 42

011907 Final

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.

OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

EXHIBIT C

QUALITY

Quality Exhibit C

Exhibit Cl - Quality		44
1.0	Purpose	44
2.0	Scope	44
3.0	Terms and Definition	44
4.0	Quality Performance Requirements	46
5.0	Notification of Change	51
6.0	RMA Requirements	53
7.0	Formal Reviews and Audits	53
8.0	Reliability Programs	53
9.0	NCR Supplier Management Process	55
10.0	Weights and Measures	56
11.0	Laser Safety	56
12.0	Supplier Responsibilities

Exhibit C2- Performance Requirements and Metrics		57
1.0	Purpose	57
2.0	Metrics	57
3.0	NCR 1998 Balanced Scorecard Objectives	59

Exhibit C3 - Software Quality Assurance - Replication and Development Installation Services		61
1.0	Definitions	61
2.0	Gold Drive Loads	61
3.0	Records Keeping	61
4.0	General	62
5.0	Additional Support Requirements	62

*** or *** of Existing ***		62
1.0	Statements of Work	62
2.0	Acceptance Testing	63
3.0	Closed Loop Corrective Action	64
4.0	Additional Support Requirements	64

Solectron/NCR-Confidential	Page 43

011907 Final

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.

OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Exhibit Cl – Quality

1.0 PURPOSE

The purpose of Exhibit Cl (Quality) is to provide an overview of the quality requirements which are directly linked to the metrics defined in Exhibit C2 (Performance Requirements and Metrics). Additional requirements may be indicated in each Product Specification as well as NCR’s Business Level Agreement. The content of Exhibit Cl also establishes a mutual understanding of NCR’s qualitative objectives.

1.1 RESPONSIBILITY

Solectron must provide quality related data to NCR weekly/monthly as required for review maintaining the same content and form that is currently in place. In the event that Solectron does not meet the requirements defined in Exhibit C2, immediate action must be taken to contain and correct all non-conformances. Solectron must submit a corrective action plan to NCR identifying all root causes and planned actions. NCR agrees to work with Solectron in a proactive manner to meet the stated goals. Solectron and NCR will work together to manually agree on ownership of expenses related to any non-conformances.

2.0 SCOPE

The parties commit to data driven processes based on continuous improvement and defect prevention with a goal of delivering defect free Products, Parts and Services to NCR and it’s customers. This exhibit also establishes NCR’s quality reporting requirements which will be used to measure Supplier performance against the requirements established in Exhibit C2. The intent is to establish Solectron’s responsibilities for meeting NCR’s quality / reliability goals and business objectives,

3.0 TERMS AND DEFINITIONS

3.1 Defective Product or Part. A defective Product or Part is one that does not meet applicable warranty, functionality or other specified requirements indicated in this Agreement, the Exhibits or the Specifications.

3.2 Metrics. Specific measures that will be used to assess Supplier performance with the primary focus on driving continuous improvement. Examples include but are not limited to, Out-Of-Box Failure Rate, Defective Parts Per Million (DPPM), Mean Time Between Failure (MTBF), Service Calls Per Machine Per Year (SCMY).

3.3 Defective Parts Per Million (DPPM). DPPM shall be calculated by dividing the number of defective Products by the total volume shipped/installed as appropriate within a specified period of time, multiplied by 1,000,000. All functional and non-functional defects as defined by NCR and Solectron shall be counted in the DPPM measure.

3.4 Calculated Mean Transactions Between Failure (MTrBF). MTrBF shall be calculated by using specified reliability failure rates of the Products or Parts. Operating temperature assumptions and electrical stress levels will be documented and agreed to by NCR and Solectron.

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011907 Final

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.

OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

3.4.1 Demonstrated MTrBF. In house Demonstrated reliability for Products or Parts predicted or measured by operating a sample of the Products or Part for a specified period under normal or stated operating conditions, to prove the Product or Part meets the specified reliability requirements. MTrBF will be calculated at a 80 percent confidence level using a modified Chi Square.

3.5 Out of Box Failure. An Out of Box failure is defined as a non-conformance of a Product or Part against the product specification at the time of installation. For all Products except where identified by NCR, the measurement window may include the ***days of operation.

3.6 DOA. A DOA is a Product or Part that fails (meaning the Product or Part does not function materially in accordance with its specifications) *** days after installation.

3.7 Quality improvement Plan (QIP). A formal method to be used by Solectron to address and improve processes or products.

3.8 Return Material Authorization (RMA). Returned Material Authorization is a process agreed to between Solectron and NCR for return of non-conforming Products or Parts, or incomplete / incorrect orders. Specific requirements are defined in section 6.0.

3.9 First Article Inspection. First-article inspection is a pre-acceptance review of a new or newly-changed product against a predetermined set of requirements or specifications. A first-article inspection may also be required for an unchanged product produced under a new process or at a new facility. Any agreed upon inspection may be carried out by NCR or Solectron, either at an NCR or Solectron facility.

3.11 Ongoing Reliability Tests. Ongoing Reliability Tests are a series of tests run on a continuous, statistically-based sample of production-level Products or Parts to validate reliability.

3.12 Field Retrofit Order (FRO). Proactive replacement / repair of field sites for the purpose of avoiding potential failures.

3.13 Service Calls Per Machine Per Year (SCMY). SCMY is a measure of the Product reliability once installed, and is based on the volume of service calls for Products installed in the field.

3.14 Early Life Failure. An early-life failure is any failure that occurs in the first *** days after a product is installed at an end-customer site.

3.15 ***. When used in this exhibit, “products ***” or similar statements will refer to products for which Solectron has *** that are covered by the Agreement as defined in exhibit A.

3.16 New Product Introduction Plan (NPI). A NPI plan defines product specific quality objectives, strategies and methodologies and will be developed concurrent with product development (refer to section 4.6 for further details).

Solectron/NCR-Confidential	Page 45

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.

OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

4.0 QUALITY PERFORMANCE REQUIREMENTS

Specific quality performance requirements will be stipulated in Exhibit C2 Performance Requirements and Metrics. If performance levels are not consistently maintained, NCR requires Solectron to undertake aggressive action to bring performance levels within the desired range as defined in Exhibit C2. The parties understand that Solectron has *** in connection with this transaction. It is also understood that the quality performance requirements set forth below may not be at consistent levels if maturity is not achieved at each of the three locations contemplated in this transaction. It is Solectron’s intent to leverage best practices across all sites in order to meet and exceed the stated quality performance requirements. Where provided throughout this Exhibit C, performance by Solectron in accordance with “NCR’s *** Practices” will mean that Solectron will perform its responsibilities in a manner consistent with and to the extent done by NCR immediately prior to Solectron’s*** and immediately following the Closing.

4.1 Quality Improvement Plan (QIP). The Quality Improvement Plan must define the improvements and action needed to achieve the goals defined in Exhibit C2. Requirement must be manually agreed upon between NCR and Solectron. The plan must specify the quality metrics to be used to quantify improvement. NCR and Solectron will work together to jointly develop the quality plan. NCR will be responsible for providing quality data when applicable. This does not relieve Solectron of the responsibility to complete the plan and submit it to NCR for review and approval. Covered topics for Products and Parts manufactured for NCR will include, but are not limited to, product quality, delivery, reliability, and failure analysis. Products and Parts *** must include all of the above plus specific plan for product development. Owners and target dates will be included for each defined initiative. This document will be reviewed and updated quarterly or more often as needed, and will be managed by NCR and Solectron.

4.2 Closed Loop Corrective Action (CLCA) Requirements. Solectron must establish and maintain a Closed Loop Corrective Action Process capable of addressing any quality issues in accordance with NCR’s *** Practices. Root Cause Analysis and Corrective Action Identification may be triggered by the discovery of a problem from any source (e.g., engineering test failures, manufacturing staging failures, field failures, in accordance with NCR’s *** Practices. When required, NCR will document and submit a formal supplier Corrective Action Request (CAR) to Solectron. Solectron shall provide a written response within *** (***) *** days for routine requests to NCR. Depending on the severity of the problem (line down or customer issue) Solectron will use its commercial best efforts to respond in accordance with NCR’s *** Practices. The response must include information so that NCR can insure actions taken will demonstrate quality improvement. The existing NCR format is attached as Schedule C4.

4.3 Quality Management System. Solectron must establish and maintain a quality system capable of measuring and evaluating product quality. The structure of Solectron’s quality organization must be clearly defined and in compliance with under 1509000 and ISO14001 international standards. As of the Effective Date, Solectron is certified ISO9000 at its Columbia, SC; Guadalajara, Mexico; and Jaguariuna, Brazil facilities and ISO14001 at its Columbia, SC; Guadalajara, Mexico; and Jaguariuna, Brazil facilities. Solectron will maintain those certifications until it is certified for a replacement standard. Solectron will use reasonable efforts to comply with and obtain certifications to relevant emerging standards. Process controls that are in place today such as SPC, P-charts and histograms, will initially be maintained by Solectron,

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however, Solectron reserves the right to modify or otherwise change the performance controls as reasonably necessary to meet the requirements in Exhibit C2. As a manufacturing partner, NCR will be allowed to reference the ISO certification of NCR product manufacturing sites.

4.4 Quality Reporting. Solectron must be capable of providing weekly and monthly quality data as defined in Exhibit C2 and data collection should be consistent with NCR’s quality information strategy in a manner consistent with NCR’s *** Practices. Any data currently being provided by the pre-transition NCR Manufacturing Operations organizations to any functional organization remaining with NCR must be continued in format and content by Solectron. This includes statistical analysis of internal data (paretos). Specific pareto generation and reporting must be continued for Plant Order Acceptance, Out-of-Box failures, and performance to Committed Ship Date. This reporting is expected on a monthly basis regardless of whether goals are or are not being achieved. Data elements not previously discussed under this Agreement, or other Specifications may also be required based on business needs and requirements.

4.4.1 Quality Information System Requirements. NCR requires Solectron to implement traceability for all major electronic assemblies with part number and serial number information. The parties acknowledge that NCR will not dictate the specific software and hardware for implementation of this capability, but that NCR expects that the output of the processes meet the parties’ business requirements. NCR also requires Solectron to electronically transfer to NCR as-shipped configuration information for each product built and delivered to NCR or its customers. Minimally, the configuration must denote sub-assembly to top level. All bar code labels will include a human-readable version of the encoded data as per NCR’s tracer number bar code standard. All repairs and corrective actions by subassembly must be included as part of the data collection attached to the configuration file of the top level system.

4.4.2 Product Configuration. Traceable items will need to be labeled with a tracer number bar code. By definition, a tracer number is a unique serial number for an assembly, sub-assembly and/or component. The product configuration is the relationship of trackable components/assemblies/sub-assemblies to their respective serialized product. This creates the sub-assembly to top level linkage of tracer numbers tied to a product serial number. This product configuration which is known as the “as shipped” configuration is required to be interfaced electronically to NCR when products are shipped to NCR or one of NCR’s customers.

An example of the information required for configuration is:

Product, Product Serial Number, Product Description, Product Revision, Supplier Component, Component Description, Revision, Tracer Number, Supplier, date/time stamp (component information is repeated for the entire trackable bill of materials)

4.4.3 Product/Component quality history. NCR requires through process performance history for all products, assemblies and components. NCR will merge this data with staging and customer support data so a complete history of a product, an assembly and a component is available and can be utilized by NCR’s support organizations. The product and component quality information will also be utilized by NCR’s Supplier Management organization which requires the ability to obtain quality and defect information for any given product or component. This information will also be utilized by NCR’s Engineering organization (also referred to as Engineering) so that an early warning of product in process failures can be obtained during product assembly/product

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test so that proactive action can be taken on failures which have a root cause analysis pointing to an engineering issue. Engineering also has ownership of establishing field retrofit orders on products and assemblies that are suspected to have problem issues. In some cases it may be necessary to generate a stop order depending on the severity of the problem. This information is required to be interfaced electronically to NCR for products in process and when products are shipped to NCR or one of NCR’s customers.

An example of the information required for Product/Component quality history is:

Product, Product Serial Number, Product Description, Product Revision, Supplier, Defect, Defect Description, Component, Component Description, Revision, Tracer Number, Supplier, date/time stamp, comments, quantity.

4.5 Quality Goals. Solectron will be responsible for meeting or exceeding all quality goals as defined in Exhibit C2 and / or the Quality Plan. On a product by product basis or by product families, NCR and Solectron will jointly develop goals for Out-Of-Box defect rate, Committed Ship Date, First Pass Yield, Field Reliability, Early Life Failures, and other quality based metrics as defined in Exhibit C2.

4.6 New Product Quality Plan/New Product Introduction (NPI). Solectron shall develop and maintain a New Product Introduction (NPI) plan for all new products designed or manufactured for NCR in a manner consistent with NCR’s *** Practices.

Prior to release of a Product or Part, NCR will review with Solectron the NPI plan requirements. NCR’s review and acceptance of the plan does not relieve Solectron of the responsibility for achieving the quality and reliability terms defined in the plan.

NCR shall conduct, or have conducted, acceptance testing on the deliverables provided by Solectron to ensure the product complies with all specified requirements, prior to initial product shipment to customers.

The NPI plan must also include the following elements to the extent consistent with NCR’s *** Practices:

4.6.1	An overview of the quality strategy.

4.6.2 A list of all critical processes including process description, process ownership, process measures and expected results that include quality goals at product release and through its life cycle.

4.6.3	A description of the manufacturing tests to be used including test coverage estimates/calculations.

4.6.4 A top-level process flow diagram showing the data collection points used to measure and improve the overall process throughput. A description of the data collected including frequency and format for reporting. NCR and Solectron will agree on the process data to be provided to NCR on a regular basis

4.6.5	A description of how Solectron will drive Product and Part process improvement.

4.6.6	An indication of Solectron’s actions to validate performance against goals as defined in exhibit C2.

4.7 In Process Quality Control/Quality Audits. The section below defines NCR’s requirements for in process quality control and quality auditing.

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4.7.1	Stop orders which may create potential field performance or CSD Issues will be communicated to NCR within ***.

4.7.2 Quality audits must be performed on an ongoing basis to ensure that the outgoing quality of the product will meet the goals defined in Exhibit C2 in a manner consistent with NCR’s *** Practices. Initially these audits will include process effectiveness, compliance audit, out-of-box quality, and other quality based audits in place prior to transfer. Solectron with NCR’s concurrence reserves the right to modify or otherwise change the audit characteristics as reasonably necessary to achieve targeted levels defined in Exhibit C2. Records must be maintained for NCR’s review. Process yield should be consistent with the OOB quality goals as stated in Exhibit C2. When factory out-going quality yields fall below Solectron’s quality assurance goals as defined in Exhibit C2, NCR will be notified and corrective action will be implemented.

4.8 Material Handling. Solectron is responsible for exercising proper material handling procedures. This includes proper ESD control for static-sensitive devices, proper packaging and storage procedures, physical shock protection for hard disk drives and other shock-sensitive devices, and utilizing environmental controls where needed.

4.8.1 Environmental Requirements. Solectron must adhere to state and federal laws for the storage and disposal of all hazardous materials.

4.9 Supply Line Management. To the extent jointly agreed by NCR and Solectron, performance measurements of Solectron’s suppliers, including quality, cost, and on-time delivery will be provided to NCR for review. Controlled processes for supplier qualification and ongoing management must also be established and maintained. Specific requirements will be defined in the Service Level Agreement, Exhibit F. A description of Solectron’s CLCA and escalation processes including objective evidence of continuous improvement are required.

4.9.1 Approved Vendor List (AVL). Solectron must develop and maintain an AVL for products that they ***. NCR will retain ownership of the approved vendor list for NCR *** only (all changes must be reviewed and approved by a Joint Supplier Council comprised of senior managers from NCR and Solectron). Total Cost Of Ownership will be the basis for approval. Solectron must demonstrate that this list is used as a sourcing tool and that product release processes define sourcing from the AVL.

4.9.2 Commodity Strategies. Solectron will review their key commodity strategies with NCR on a regular basis. These strategies will minimally include targeted suppliers, roadmaps, long-range goals, expected price erosions, and development plans. Minimal commodities to cover include OEM Systems, Internal Storage / Backup, Sheet Metal and Plastic (where applicable), Power Subsystems (where applicable) and PCB production.

4.10 Change Control Process. For Products and Parts ***, Solectron must establish and maintain a change control process capable of managing Engineering Change Orders. Records must be maintained indicating product serial number and cut-in dates for all changes. For the locations where this process is not currently known or in place, Solectron will work to make the capability available. Changes that affect the form, fit, function, or performance of a Product or Part (Defined in the ECO ) must be tracked

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by a part number change for Products or Parts manufactured for NCR, a change control process must also be maintained for supplier changes, changes to the AVL or PSL, and / or changes to the product specification. All changes must be electronically forwarded to NCR in the agreed to format. Solectron’s responsibility for notification of change to NCR is defined in section 5.0.

4.11 Resources. NCR and Solectron will work in good faith to maintain adequate resources to meet NCR’s improvement goals and objectives.

4.12 *** Quality Assurance. Any functional or test *** (includes ***) performed by Solectron that impacts equipment purchased by NCR will be performed using controlled processes documenting industry-accepted *** Quality Assurance practices. Specific requirements are defined in Exhibit C3 and include processes developed within the framework defined in the *** (***) for ***, *** or the most recent version.

In the event that NCR selects to contract with Solectron for the *** or reengineering of *** products, or the creation of new *** products, the following three metrics shall be provided by Solectron to NCR using the data elements specified. These metrics provide insight into *** and *** issues that affect NCR Customer Satisfaction.

These *** related metrics shall be provided ***to NCR consistent with NCR’s *** Practices, and reviewed to analyze positive and negative trends.

4.12.1 Total Defects (TD - arrival rate and outstanding rate). Total Defects is a measurement of defect arrival and defect density (backlog) for the ***(s) of the product (current field release, plus one back if not first release). Note: If the product has ***, this measurement is ***. Only customer reported defects are tracked. Internally reported defects are not included in this metric.

Data Elements:

1.	Number of New Defects reported for the period. (All Priorities)

2.	Total Number of Unresolved Defects (All Priorities)

3.	Product Size (100KNCSS)

4.12.2 Defect Removal Efficiency (DRE). The Defect Removal Efficiency metric is defined as the percentage of defects found by the *** before a *** product is delivered to its users (“*** defects”), compared to the sum of “*** defects” and the number of defects discovered by customers after release (“customer discovered defects.”) Tracking this metric from *** is recommended. DRE is a particularly good metric for comparing successive *** of a product, especially when used in conjunction with an organizational focus on defect removal in ***.

Data Elements:

1. Defects detected and *** during the entire life-cycle of a product. All defects discovered and *** during development are included in the *** portion of the ratio (defects from all sources, including customer discovered defects in previous *** of the product.) The *** portion of the population is limited to customer discovered defects.

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4.12.3 Response Time to Customer Issues (RTCI). Response Time To Customer Issues (issues can include questions, advise or defect reporting) tracks the holistic view of the time it takes from the customer calling in with an incident and the *** being generally distributed. It also tracks the time it takes from engineering receiving a problem identified by the customer support center and engineering providing a *** to the customers experiencing the problem.

Data Elements:

1. Response time is monitored from the time (in hours) the problem is reported as an incident until the *** is generally *** through the *** distribution channel. Response time to incidents (RTI) tracks Incident received by customer support center to General Distribution of ***.

2. Response time is also monitored from the time (in hours) the problem is given to faults (RTF) tracks Engineering Receipt to Customer ***.

4.13 Customer Satisfaction Issues. For products or parts designed or manufactured for NCR, Solectron will provide a *** response time for fulfillment of customer satisfaction issues that are the result of the following supplier issues: Out of Box Failures, missing parts, and wrong parts. NCR will contact Solectron providing details and Solectron will obtain material and ship within *** unless otherwise communicated to NCR. NCR will return to Solectron at Solectron’s expense Out of Box Failures and wrong parts, unless otherwise specified by both parties. Nonconforming product expenses for replacement and shipping will be the responsibility of Solectron. A handling charge for Solectron’s reasonable time (using labor standards where applicable) and materials will be billed to NCR for all returned items found to be false failures.

4.13.1 Solectron will report to NCR on a quarterly basis the % of customer satisfaction issues against units shipped with identification of root cause. Any discrepancy to the standard performance requirement will require Solectron to provide a detailed corrective action plan.

5.0 NOTIFICATION OF CHANGE

The reference to “changes” in this section refers to changes to design, supplier, or operations/manufacturing processes. For Products or Parts where Solectron has ***, Solectron is required to notify NCR of its intent to make changes that impact form, fit, function, or performance. NCR will not accept any production quantities of Products and/or Parts that include such changes until NCR has the opportunity to evaluate and formally approve the change as defined in exhibit F. The evaluation must be performed by Solectron or a third party. NCR at it’s own discretion may elect to perform some level of evaluation and test. NCR and Solectron will review the test strategy and test results to expedite the approval process. NCR will make every effort to work concurrently with Solectron to minimize the impact of each change. Written test results must be provided to NCR for final review and approval. Samples may also be required as part of the qualification and approval process. The evaluation must be consistent with the requirements in the product specification and the agreed to Quality Plan. Solectron must demonstrate and show evidence that all changes adhere to product specifications and interoperability with platform and OS software where applicable. The notice of change from Solectron must include at a minimum the following:

1.	Reason for change (e.g., availability of a part, cost reduction, etc.).

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2.	Desired date of introduction.

3.	Detailed difference between the old and new process / part.

4.	Results of testing that support same or better resulting performance.

5.	Cost impact (cost savings are expected to be communicated also).

6.	Any impact to lead-time or delivery.

7.	Products or Parts identification number changes, and revision level changes must be in compliance with NCR’s bar code standard and trackable by the quality information system as defined in the Service Level Agreement.

8.	Notification Of Change tracking number.

9.	Assessment of customer impact.

5.1 Unless otherwise agreed for all design related changes, Solectron is required to submit Notification of Change to the identified NCR contacts. NCR and Solectron will agree to the appropriate response time in line with the requirements necessary to meet end-user demand. It is expected that Solectron will notify NCR of intended changes forty-five (45) days prior to cut-in.

5.2 When a change involves more than one NCR organization or customer, a change may be approved by one party and not the other to the extent consistent with NCR’s *** Practices. When this occurs, Solectron will continue supplying the original Product or Part to the declining organization until they reach agreement on utilization of the new revision product or part. Solectron will offer the declining organization the opportunity to assess their remaining needs for the original Product or Part and perform a “last buy.” If multiple versions of a product continue through production together, they must be able to be differentiated by labeled part number or revision. This is a new process. NCR and Solectron will work together to create processes at each new location to manage changes in design.

5.3 Unless otherwise agreed to Solectron will provide a minimum of *** (***) days advance written notice to NCR of relocation of production to a different manufacturing sites. Manufacturing Process changes or improvements will be mutually discussed between NCR and Solectron. Implementation dates will be agreed to and set based on the nature of the change. This should include additions or deletions of any tests or assembly processes as defined in the Service Level Agreement.

5.4 Solectron must provide advance written notice as described in Exhibit D to obsolete any parts or dispose of any tooling.

5.5 NCR will respond in writing with the approval or rejection of the change request.

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6.0	RMA REQUIREMENTS

NCR expects to have the option of returning Out of Box and epidemic failures for full root-cause analysis and corrective action. The total time to process an RMA request will not exceed ***. Field failures must be routed for repair or analysis/repair at NCR’s discretion. Responsibility for the failures will be determined and NCR and Solectron will jointly agree on the ownership for the related expenses. Customer installation or early life failures may require emergency Solectron response as stated in section 4.14. However, based on analysis of the problem, return time from Solectron must be agreed to by the parties.

6.1 Expected turnaround time for nominal Failure Analysis returns is ***. Solectron will work to improve this to two weeks. Expedited F/A (***) may be requested for high-interest failures or as business needs require. This includes Failure Analysis performed by Solectron or its suppliers.

7.0	FORMAL REVIEWS AND AUDITS

NCR at it’s own discretion shall have the right to perform formal audit and reviews of all Solectron processes affecting products purchased by NCR in accordance with Section 3 of Article I of the Agreement. NCR will provide Solectron with written advance request of such audit. Solectron must permit reasonable access to all processes and procedures to provide the necessary support for successful completion of the audit. This includes and is not limited to any requested data or information as it applies to the products being manufactured or designed. The following are classified as formal reviews:

1.	Supplier Process Audit—Motorola QSR or tool with similar capability.

2.	Product Design/Redesign Audit, Product Compliance and Certification Audit.

3.	Quarterly Supplier Value Add (SVA) Review.

4.	Executive Review.

5.	Supplier Process Assessments for Software.

All formal reviews and audit findings shall be documented along with corrective action plans and action items. Audit findings will be documented and reported using the supplier corrective action process. NCR may or may not perform all of the above reviews. Solectron will provide all reasonable assistance with any such requested review by NCR. Performance of such will be based on business needs.

8.0	RELIABILITY PROGRAMS

The purpose of this section 8 is to define Solectron’s responsibility for meeting NCR’s Reliability requirements as defined in Exhibit C2 and/or the Product Specifications. NCR highly recommends Solectron institute an Ongoing Reliability Program that will enable Solectron the capability to maintain the sub-assembly and system level Service Calls Per Machine Per Year. This program will enable Solectron the capability to monitor its supplier base reliability and to assure minimum exposure to NCR and Solectron while containing Solectron costs. These costs can effect epidemic defect and warranty claims by NCR. NCR has a Reliability program that has not been fully implemented across all said sites and assumes that Solectron will use best commercial efforts to implement a similar program that provides the expected results as defined above. All products designed and manufactured for NCR will require approval on all reliability specifications prior to release for production.

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8.1 Reliability Requirements. Measurement of product performance will be based on data obtained in the field as described in section 3.4.2 of this Exhibit. Solectron is also responsible for meeting NCR’s Reliability, Availability, Serviceability, Usability, and Interchangeability (RASUI) requirements as defined below.

8.1.1 RASUI Requirements. Solectron must produce Product that meet the RASUI requirements defined in the Product Requirements Document and the Functional Specification for all Products and Parts that they have *** of. The following is a definition of each RASUI component.

8.1.2 Reliability. The reliability of a product must be measured in Mean Time Between Failure (MTBF) and Service Call Per Machine Per Year (SCMY). For Products and Parts ***, Solectron is responsible for meeting the reliability requirements defined in Exhibit C2 section 3.6 and or the product specification. For products manufactured for NCR, Solectron is responsible for manufacturing / supplier related defects or failures only.

8.1.3 Availability. Availability is defined as the percentage of time a product remains in its operational state with respect to product reliability. For Products and Parts ***, Solectron is responsible for meeting the Availability requirements defined in the product specification. For products manufactured for NCR, Solectron is responsible for manufacturing / supplier related defects or failures only as per the Warranty sections of the Agreement. Availability is expressed mathematically as a ratio of up-time and unplanned downtime therefore:

Availability =	(Operating Time/Year) x 100%
(Operating Time/Year) + (Unplanned) Downtime/Year

8.1.4 Serviceability. For Products Or Parts *** NCR, Solectron is responsible for meeting the Serviceability requirements defined in the product specification. Serviceability is defined as the time interval required to service a product and is measured in Mean Time To Repair (MTTR).

8.1.5 Usability. For Products Or Parts *** NCR, Solectron is responsible for meeting NCR’s Usability requirements defined in the product specification. Usability is a measure of how well a product is designed for a specific application and operating environment. It also considers other product characteristics including ease of use, convenience to the customer, and design ergonomics,

8.1.6 Installability. For Products Or Parts *** NCR, Solectron is responsible for meeting NCR’s Installability requirements defined in the product specification. Installability is defined as the period of time required to install a system.

8.2 Reliability Qualification Test. In a manner consistent with NCR’s *** Practice, Solectron must perform a Reliability Qualification Test for all Products or Parts that they have *** of. Reliability Qualification testing should be an integral part of the *** and Hardware Acceptance test plan. The purpose is to demonstrate the products Mean Time Between Failure (MTBF) prior to ICI and GCA release. This is achieved by testing a sample of model units in a *** at ***°C. The MTBF prediction is based on a modified Chi Square distribution designed to provide a one sided lower confidence interval. Units may also be tested at *** to *** the number of *** required. The ***model or other acceptable method may be used to determine the ***. The objective is to demonstrate the products MTBF at a *** at *** and an *** at ***. It is the responsibility of the Solectron’s engineering organization to maintain and manage the life test program.

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All failures that occur during the test interval must be analyzed to determine the root cause. Corrective action in the form of a *** or process improvement must be implemented for all failures considered to be relevant. A relevant failure is defined as a failure mode that would typically occur in a normal operating environment during the life cycle of the product.

8.3 Field Retrofit Order Criteria. Based on the definition in Exhibit C section 3.11, the following are examples of criteria for initiating an FRO in a manner consistent with NCR’s *** Practice. Further requirements are defined in Exhibit D.

8.3.1 Safety Hazard

•	NCR has zero-tolerance for safety hazards.

8.3.2 Data Loss/Corruption

•	NCR has zero-tolerance for the inadvertent loss/corruption of customer data.

8.3.3 System Availability

Field data indicating that the Product is not meeting its System availability specifications, or the determination that the Product will not be able to meet its System availability specifications. This criteria (and any subsequent FRO) applies to the exposed NCR field population (Note: Exposed is defined as the effected / not meeting specification quantity of a given product in the installed base), as well as individually to each the following segments of the NCR field population:

•	Geographic Segmentation: Americas, Europe, Middle East, Africa, Asia, Pacific Countries

•	Database Environment: Teradata, Non-Teradata

•	OS Environment: MP-RAS UNIX, NT, Solaris UNIX

8.3.4 Hardware Failure Rate

Field data indicating that the System hardware is not meeting its Mean Time Between Failure (MTBF) specifications, or the determination that the hardware will not be able to meet its MTBF specifications. This criteria (and any subsequent FRO) applies to the exposed NCR field population, as well as individually to each the following segments of the NCR field population:

•	Geographic Segmentation: Americas, Europe, Middle East, Africa, Asia, Pacific Countries

•	Database Environment: Teradata, Non-Teradata

•	OS Environment: MP-RAS UNIX, NT, Solaris UNIX

8.3.5 FRO Responsibility. FRO responsibility is defined in Exhibit D, Section 6.5.

9.0	NCR SUPPLIER MANAGEMENT PROCESS

NCR expects Solectron to be a participatory partner in applying NCR’s supplier development and Supplier Value Add (SVA) processes. Minimally, Solectron is expected to provide resources whose primary responsibility is to ensure, through accepted account management procedures, that committed performance levels on all Products and Parts are met.

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Typical execution would require Solectron to maintain business, technical, and quality management resources that serve as NCR’s focal points into Solectron’s business. As such, these personnel are expected to be available to sufficiently support NCR’s interests with Solectron.

In instances where the interests of NCR and Solectron coincide with a specific sub-supplier, NCR will look to Solectron to include appropriate NCR personnel in such dealings with the sub-supplier as are deemed appropriate between all parties.

Both parties will work together to coordinate and align NCR’s SVA and QIS programs with Solectron’s Customer Satisfaction Index (CSI).

10.0	WEIGHTS AND MEASURES

Products being shipped into or within European Union countries are required to be manufactured in facilities that have a Quality System Approved to Council Directive 90/384/EC, Non Automatic weighing Instruments. Solectron must comply to this requirement. These products include and are not limited to Scales, Scanner Scales, and POS terminals that interface to non-automatic weighing systems.

11.0	LASER SAFETY

Solectron must comply to Laser Safety standards as defined by the Center for Device and Radiological Health (CDRH) for the design and manufacture of all equipment employing laser technology. This requires using the proper equipment for measuring laser power, maintaining product history and serial number of laser power output, ensuring process are in compliance with CDHR requirements, performing annual process audits, and providing an annual report to NCR and the CDHR.

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Exhibit C2 – Performance Requirements and Metrics

1.0	PURPOSE

The purpose of Exhibit C2 is to define NCR’s quality metrics and to establish Solectron’s performance requirements in a manner consistent with NCR’s *** Practice. The goals defined in section 3.0 represent current performance levels as well as improvement levels considered to be attainable by NCR. Solectron will be responsible to meet or exceed the quality levels in each of the areas shown. Quality data must be provided to NCR each month to measure Solectron’s overall performance. Future quality goals will be jointly developed by NCR and Solectron including the use of industry benchmarks for best in class performance to determine future quality metrics.

2.0	METRICS

The metrics are critical to the success of NCR’s business. They will be used to measure Solectron’s performance on a monthly basis to determine if the stated requirements are being met.

2.1 Out of Box Failure. An Out of Box failure is defined as a non-conformance of a Product or Part against the product specification at the time of installation. For all Products, except where identified by NCR and Solectron, the measurement window may include the first 7 days of operation.

2.1.1 Solectron must meet the Out of Box quality requirements for Products or Parts being delivered to NCR as defined in section 3.1. This measurement is an aggregate of all products shipped from the manufacturing facility measured on a *** basis. The measure must use feedback from customer sites such as the Field Installation Form (or equivalent) combined (added to) with Field Quality Audit (FQA) results. NCR will be responsible for providing the customer feedback to Solectron. Solectron will be responsible for supporting NCR during its FQAs in a manner consistent with current practice at the time of close. The number of audits must provide a statistically valid sample size. Any discrepancy to the performance requirement will be detailed in a corrective plan. Nonconforming product expenses related solely to matters Solectron warrants, such as replacement parts and shipping costs will be the responsibility of Solectron.

Products:

Total Quantity of Units Installed w/o Failure	X	100
Total Number of Units Installed

2.2 Early Life Quality. Solectron must meet the Early Life Quality requirements for Products or Parts being delivered to NCR as defined in section 3.2. Early Life Quality is a measure of the product’s quality performance for the first *** days of installation. Nonconforming product expenses for replacement and shipping will be the responsibility of Solectron. Solectron will be directly responsible for all product failures related to their design, suppliers, manufacturing process or any other Solectron related activity. For products manufactured for NCR, Solectron is not responsible for defects or failures related to design or components supplied by NCR.

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(Total Quantity of Units W/O Failure in *** days / Total Quantity of Units completing *** days after installation) X 100

2.3 Service Calls per Machine per Year (SCMY). NCR will monitor SCMY performance against each product specification, to assess whether Solectron’s services or procured parts has had any negative impact to product reliability. SCMY requirement levels are also defined in section 3.6. of this Exhibit.

2.3.1 For Products and Parts ***, Solectron is responsible for meeting the SCMY requirements defined in Exhibit C2 section 3.6 and / or the product specification. Solectron will be directly responsible for all product failures related to their ***, suppliers, manufacturing process or any other Solectron related activity. For products manufactured for NCR, Solectron is not responsible for defects or failures related to design or components supplied by NCR.

2.4 Standard Interval (SI) Performance. Solectron must meet the Standard Interval Performance for Products or Parts being delivered to NCR as defined in section 3.4 and Exhibit B. The standard interval reflects from receipt of and executable order to ship date the number of days required for order fulfillment.

2.4.1 NCR will set standard interval goals in a manner consistent with NCR’s *** Practice, based upon information provided by the market place for each individual product family produced and delivered. NCR reserves the right to negotiate individual SI for each product based on Competitive Intervals exhibited in the marketplace.

2.4.2 Solectron will measure and review with NCR on a monthly basis their performance to the initial standard interval and the competitive standard interval and provide results to NCR.

2.4.3 Any standard interval exceptions within the monthly period should be communicated to NCR in a timely manner.

2.4.4 NCR will maintain initial standard interval and competitive standard interval within the Plant Product System based upon mutual agreement between NCR/Solectron.

2.5 Competitive Interval. Solectron will work to meet and exceed the Competitive Interval Performance for Products or Parts being delivered to NCR as defined in section 3.5.

2.5.1 Competitive interval is defined as the industry benchmark for Standard Interval.

2.5.2 Interval Performance (quoted or competitive) is expressed as the number of orders shipped less than or equal to the Interval (quoted or competitive) divided by the number of orders requested for shipment within the quoted or competitive interval. If customer desired ship date is greater than the quoted or competitive interval and shipped on or prior to desired ship date, interval requirements are satisfied.

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2.6 Committed Ship Date (CSD) Performance. Solectron must meet the Committed Ship Date Performance for Products or Parts being delivered to NCR as defined in section 3.3. This applies to all executable orders across all products shipped by the manufacturer. Measurement of this is based on a given time period and a shipping window of *** days early to *** days late to the initial committed customer ship date. This metric is calculated for all NCR orders, by product, by region and for each product for the number of units.

# Orders Shipped within Window	=	CSD Performance
# Orders Committed to Ship

# Units Shipped within Window	=	CSD Performance
# Units Committed to Ship

2.6.1 Initial CSD performance reflects Solectron’s ability to meet their commitment to the initial customer ship date. Changes to the initial committed ship date are permitted only at the request of NCR. In this event tracking and measurement will be based on the revised ship date any revision will be reflected formally in the tracking system.

2.6.2 Solectron will review internally CSD performance on a weekly basis for every discrete product family being manufactured and delivered. Any discrepancies to the performance requirement will be detailed in a corrective action plan.

2.6.3 Review of CSD performance will be scheduled between NCR and Solectron based upon an agreed upon monthly schedule and coordinated with Solectron’s Customer satisfaction index (CSI).

3.0	NCR Objectives

Solectron must provide the data represented below each month, along with Pareto analysis and actions taken on Out of Box and Committed Ship Date issues. Even when goals are met, it is necessary that the detail of the nonconformances be provided to NCR. In the third quarter of each year, NCR and Solectron will mutually agree on requirements for each subsequent year.

Metric	2006 Goal		2006 Actual		2007 Goal
3.1 Out of Box Quality (Percent)
Waterloo Consolidated	*	**%	*	**%	*	**%
Sao Paolo Consolidated	*	**%	*	**%	*	**%
Easypoint			*	**%	*	**%
3.2 Supplier Performance (PPM)	*	**	* *	** (Waterloo) ** (Sao Paolo)	*	**

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3.3 Production Yield (FTT%)	*	**%	*	**% (Waterloo) ***% (Sao Paolo)	***%
3.4 Test Yield (TPY%)	*	**%	*	**% (Waterloo) ***% (Sao Paolo)	***%
3.5 Audit Yield (%)	*	**%	*	**% (Waterloo) ***% (Sao Paolo)	***%
3.6 Early Life Quality Targets (Percent)					***%
3.7 Committed Ship Date Performance (%)	*	**%	*	**%	***%
3.8 Standard Interval (Days)					P77	*	** days
					P86	*	** days
					P90	*	** days
					All other ATMs	*	** days
					Payments	*	** days
3.9 E&O					***% of material cost

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Exhibit C3 Software Quality Assurance – Replication and Development

Purpose

The purpose of this section is to specify quality assurance terms when Solectron performs software installation services ***.

I	INSTALLATION SERVICES

1.0	Definitions

1.1 “Preinstalled Software Product”—shall mean a copy of the Software Product installed on each Product hard disk or on a CD Rom.

1.2 “*** Product”—shall mean *** or *** by *** for ***.

1.3 “Software Product”—shall mean any copyrighted and/or patented software product(s) (including where applicable, Software Product in object code form, Software Product documentation) owned by NCR or a third party.

1.4 “Software Product Deliverables”—shall mean (i) Software Product in object code form (ii) installation utilities, if applicable (iii) a single copy of Software Product documentation; and (iv) or otherwise identified by Software Product publisher as Software Product Deliverables.

1.5 “Statement of Work” (SOW)—shall mean a document negotiated by NCR and Solectron amended to this Agreement that contains the business terms and technical ***.

2.0	GOLD DRIVE LOADS (Master Software Loads)

NCR will provide Solectron with written instructions indicating specific Software Products which may only be installed on specific Products. Solectron may not install or distribute the Software Product in any other manner other than described in these written instructions and then only within the parameters specified in this Exhibit and Exhibit H. Solectron shall distribute Software Product only in the Product configurations specified by NCR.

3.0	Record Keeping and Inspections

Solectron agrees to keep all usual and proper records and books of account and all usual and proper entries relating to each Software Product licensed sufficient to substantiate the number of copies of Software Product and the number of Products distributed for NCR. Solectron agrees to report to NCR in the form provided by NCR, information concerning Software Products installed, including, without limitation, the number of units of each Software Product installed and/or the number of packages inserted, corresponding NCR model number(s), and shipment destination; and, the number of units of Software Product packages in inventory.

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4.0	General

4.1 NCR shall have the right to inspect actual incidents of the loads of Software Products.

4.2 Solectron shall document and communicate to NCR its procedures for executing software loads.

4.3 Solectron will document and adhere to procedures for the physical security of any gold drives provided by NCR. In addition Solectron will document tests and procedures to assure that no virus or other harmful code is introduced to the gold drives or Products intended to be loaded by the gold drives.

5.0	Additional Support Requirements

Solectron must provide disk image restore and recovery capability for each unique software load. Restore here means returning the hard disk to the state it was in when it left the factory. Recovery allows recovering specified files as needed. Solectron will provide a base image and media for factory installed options in accordance with the replication license between NCR and Solectron.

II	*** OR MODIFICATION OF EXISTING ***

Purpose

In the event that NCR elects to contract with Solectron for *** or the *** modification of existing *** products, the balance of this Part II of this Exhibit and Exhibit H shall apply.

1.0	Statements of Work

1.1 The requirements shall be included as part of a negotiated Statement of Work.

1.1.1 The technical requirements that Solectron shall satisfy, including all expected deliverables.

1.1.2 The project plan for completing the work, including but not limited to; estimated effort and charges, major schedule milestones, and risks.

1.1.3 Requirements for NCR furnished equipment during development and system testing by Solectron.

1.1.4 Solectron’s participation in *** Supplier Management Processes including, but not limited to; Supplier Process Assessments, Supplier Value Add (SVA) scoring, Technical interchange meetings, ***, and compliance with *** standards.

1.2 System Testing

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1.2.1 Solectron agrees to fully test the identified deliverables to ensure that the system meets ***% of it’s stated functional, configuration, performance, usability, reliability, diagnostic, and error handling product requirements as indicated or referenced in the Statement of Work.

1.2.2 System test suites shall be agreed to by both NCR and Solectron, not-later-than *** (***)*** days prior to the system testing start date.

1.2.3 During system testing, if changes to implemented requirements are identified, Solectron shall perform software regression testing to ensure ***% satisfaction of the technical requirements.

1.2:4 The following criteria must be met for Solectron to release the deliverables to NCR:

1.2.4.1*** percent (***%) of all technical requirements (referenced or indicated in the Statement of Work) were verified

1.2.4.2 All software works as documented for required hardware and software configurations

1.2.4.3 At least ***% of all planned tests have been successfully executed

1.2.4.4 The ratio of passed tests to total tests run shall be ***% or better (no *** omitted)

1.2.4.5 All documentation (information products) identified as deliverables in the Statement of Work have been reviewed and all major problems, omissions, or suggestions have been noted to NCR

1.2.5 A system test report shall be generated by Solectron at the completion of system testing and promptly communicated to NCR. The test report shall include the following information:

1.2.5.1 Total number of system tests performed

1.2.5.2 Total number of system tests passed

1.2.5.3 Total number of defects identified during system testing

1.2.5.4 Known defects at the completion of system testing

1.2.6 NCR reserves the right to send a *** quality assurance representative to Solectron to be present during the system testing to audit the processes and results of Solectron’s system testing efforts.

2.0	Acceptance Testing

2.1 NCR shall conduct, or have conducted, acceptance testing on the deliverables provided by Solectron. Such testing shall generally include the following:

2.1.1 Acceptance testing of *** shall be based on test cases generated by NCR or its testing agent. Tests shall be targeted at confirming the technical requirements identified in the SOW (with approved changes) are satisfied.

2.1.2 Acceptance of *** identified as *** shall be based on a detailed review of the documentation by NCR or its agent.

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2.1.3	NCR will communicate the results of its acceptance testing to Solectron, via a written report.

3.0	Closed Loop Corrective Action

During the execution of the technical and non-technical requirements contained within the Statement of Work, Solectron shall comply with the Closed-Loop-Corrective-Action requirements (CLCA) as indicated in Exhibit C of the Agreement.

4.0	Additional Support Requirements

4.1 Configuration Management. Solectron shall ensure that full *** management is done for all *** projects. This shall include, but not be limited to:

4.1.1 change control for ***

4.1.2 status accounting of deliverables and work products

4.1.3 reporting of deliverable and work product status

4.2 Solectron will provide all ***, etc., with explanatory notes including installation instructions, to NCR the same day of their ***. All *** etc. will be provided at no charge in *** for all affected Product ***even if the ***is incorporated into a chargeable ***.

4.3 Media replication of the ***, i.e. *** or *** shall be included in the cost of the Products and shall not be separately billable to NCR.

4.4 NCR reserves the right to make, or have made, *** changes to the ***.

4.5 If specified in the SOW, Solectron shall provide the deliverables, including *** and/or *** to an escrow agent identified by NCR. NCR reserves the right to audit the escrow account to ensure compliance with the escrow requirement.

4.6 Solectron must provide full Product(s) support including communication with NCR, as necessary, to resolve system level problems. This includes work-arounds, *** for *** for a minimum of *** years beyond the last manufacture date of products incorporating the ***. During years *** Solectron must evaluate problems and make commercially reasonable efforts to resolve problems. If Solectron decides not to provide ***, it will provide NCR, at no charge, with all available tools and information necessary to allow NCR to develop ***. In the event the Agreement is terminated Product support will continue as described.

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NCR CORRECTIVE ACTION REQUEST
TO: supplier name	FROM:
Contact:	(name)
Issue Date:	(title)
Resolution Due:	(803) 939-XXXX

Reference: CAR #	(803) 939-XXXX – FAX (e-mail)

PART NUMBER	DESCRIPTION OF PROBLEM FOUND

CORRECTIVE ACTIONS

1) Clearly state the problem found.

2) Detail containment actions taken. Include product coming to you, product in your facility, product in transit to NCR, and product at NCR.

3) What short-term actions are being taken to isolate NCR from the problem?

4) What long-term actions have been identified to fully correct the root cause of this problem?

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5) What actions, processes, or procedures have been modified or put in place to insure similar problems don’t occur in the future?

SUBMITTED BY:

	NAME		TITLE
DATE
NCR
APPROVED:		BY:		Supplier Process Engineer

DATE:

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EXHIBIT D

SUPPORT SERVICES REQUIREMENTS

1.0	SCOPE

Unless otherwise specified, all defined terms in the Agreement have the same meaning when used in this Exhibit. NCR will act as the primary point of contact for all Customers experiencing Product problems. Solectron plays a key role in enabling NCR to support its Customers. This Exhibit details Solectron’s responsibilities with respect to that support and is the definitive agreement for Service Parts and Service related items. In addition, Solectron will use its best commercial efforts to obtain the same service support from its suppliers.

2.0	TECHNICAL INFORMATION

2.1 To the extent available now, for products for which Solectron has ***, and during the life of this Agreement, Solectron will provide the following, otherwise Solectron will provide NCR reasonable assistance to obtain the following collectively referred to as “Technical Information,” at no charge to NCR:

Problem history database – A regularly-updated problem history database that includes a description of all changes, enhancements, or problem and failure *** provided by Solectron. When available, Solectron will provide NCR access to this database through the Internet.

Documentation – All information necessary to install, diagnose and repair, and maintain the Product, such as user, operator, service and systems administrator manuals; engineering drawings and schematics (for *** products); logic and timing diagrams; service test procedures and a list of any special tools and service test equipment used; site preparation and installation specifications; *** and related documentation for the purpose of problem identification and resolution; technical bulletins, part locator pictures, engineering change orders, software updates made available to Solectron by its vendors and bulletin board access; and other relevant materials in Solectron’s possession.

Access to Diagnostic Software (“Diagnostics”) for the sole purpose of servicing, maintaining and diagnosing your products (“Products”) on behalf of end users of Products. Diagnostics includes any programs, whether referred to as “software”, “firmware” or otherwise, and documentation, product information, and publications, wherever resident and on whatever media. Under no circumstances will NCR display, demonstrate, or disclose the Diagnostics to any other person, or use the Diagnostics for the benefit of any person other than Customers in accordance with this Exhibit.

2.2 Where available documentation will be in Microsoft Word electronic format suitable for reproduction, and will be updated by new documentation from time-to-time as it becomes available at no cost to NCR. Documentation currently available will be provided to NCR as soon as practicable, but not more than thirty (30) days following the signing of this Agreement. New documentation will be provided to NCR within thirty (30) days following its creation.

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2.3 NCR will have the right to copy, modify and use, and have copied, modified and used, the Documentation provided by Solectron for the purpose of providing desired manuals, training or support materials, or the like concerning the Product, provided that any Solectron and Solectron vendor copyrights therein are appropriately safeguarded. Such manuals, training or support materials shall be used solely to support the Products.

3.0	TRAINING

Solectron will provide Product training (“Train the Trainer”) for products that Solectron has *** in the following areas otherwise Solectron will provide NCR reasonable assistance to obtain the following: (a) engineering and design; (b) set-up (staging) and installation; (c) maintenance and field repair; (d) depot repair; and (e) end-user operation. Solectron authorizes NCR to video tape such classes and grants to NCR a royalty-free license to duplicate and distribute the tape and any related class materials to NCR authorized support providers.

4.0	TECHNICAL SUPPORT

4.1 General Description. NCR shall attempt to resolve Customer problems independently using the training and information provided by Solectron. If a greater level of technical expertise is required, NCR shall engage Solectron in resolving the Customer’s problem(s), although NCR shall continue to be the sole point of contact to the Customer throughout the problem resolution process. NCR will assign a Priority Level, as described below, and NCR will provide Solectron a unique reference number for each problem, and Solectron will use the same number when communicating with NCR. NCR will provide Solectron with all information relevant to the problem, including, if applicable, the method used by NCR to duplicate the problem on its own systems. NCR will convey such information to Solectron by whatever means both parties agree are most expedient. Solectron shall make available via telephone (or pager) 7 days per week, 24 hours per day, individuals sufficiently skilled to assist NCR in problem resolution. If necessary, Solectron’s technical representative will be available to provide on-site support at Customer’s location. Solectron’s telephone Technical Support will be provided at no charge to NCR. However, in the event NCR requests Solectron to provide on site support, NCR will pay reasonable travel expenses and per diem associated with such visits. If loaner units are required to resolve a Customer problem, shipment of the unit(s) will be controlled by the appropriate NCR Support organization in accordance with the terms of the Loaner Equipment provision(s) of the Agreement.

4.2 Levels of Support

Levels of Support. As outlined below, NCR shall provide Level 1 and Level 2 support, and Solectron shall provide Level 3 support on an as-required basis.

•	Level 1 – Call acceptance and ownership until resolution. Gather problem information and determine criticality. Search knowledge base and deliver known solutions to Customer. Dispatch NCR Customer Engineer as appropriate. Escalate to Level 2 support as required.

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•	Level 2 – Respond to Level 1 escalations with a higher level of expertise in a specific technology area. Develop and gain customer agreement for problem isolation, solution creation and solution implementation plan. Provide an existing fix, work-around solution, or escalate to Solectron for assistance. Coordinate Solectron’s performance.

•	Level 3 – Assign resources as required to resolve problem in accordance with Section 4.3 below. Work with NCR Level 2 support to coordinate the development and delivery of problem solutions.

4.3 Response, Update and Resolution Guidelines. When Solectron has been engaged in problem resolution, it will comply with the following guidelines. These guidelines will enable NCR to meet customer commitments. Time measurement begins when Solectron is first contacted by NCR. Time frames stated in days are contiguous calendar days.

Priority Level	1 – Critical	2 – Urgent	3 – Routine
Priority Level Definition	A problem which critically impacts the customer’s ability to do business. A significant number of users of the system and/or network are unable to perform their tasks as necessary. The system and/or network is down or severely degraded.	A problem which impacts the customer’s ability to do business, the severity of which is significant and may be repetitive in nature. A function of the system, network or product is impacted.	A minor problem which negligibly impacts the customer’s ability to do business. Also includes questions and/or general consultation.
Initial Response to NCR	***	***	***
Status Updates to NCR	***	***	***
Targeted Resolution	***	***	***

4.4 Solectron Point(s) of Contact. Solectron’s point(s) of contact for Technical Support and Emergency Service Parts will be provided to NCR as soon as practicable, but not more than thirty (30) days following the signing of this Agreement.

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4.5 Continuing Availability. Solectron’s Technical Support as described in this Section 4 shall be available to NCR during the term of this Agreement and for five (5) years after delivery by Solectron of the last unit of the Product to NCR.

4.6 Reporting. The NCR business critical customer environments dictate that timely analysis of failed Part(s) be performed and that subsequent data be reported back to NCR for presentation to the end-user. NCR expects Solectron to provide detailed failure information in accordance with the provisions Exhibit C. Solectron will also provide NCR with a monthly report that details Solectron’s performance relative to the response and resolution guidelines specified in this Section 4.0. For No-Fault-Found (NFF) products, NCR agrees to reimburse Solectron its *** for the testing and evaluation that led to the determination of the NFF.

5.0	PARTS

5.1 Identification. A complete orderable Parts list with NCR Part numbers for the Products and Parts will be provided to NCR at least thirty (30) days prior to the delivery of the first Product of each type ordered by NCR. Such lists shall include the following for each Part: Part MTBF, Vendor / Solectron Part Number, Vendor Name or NCR Solectron Code, OEM Part Number, Vendor Address, Vendor Contact Name, Vendor Phone Number, Vendor / Solectron Lead Time (days), Current Part Price Minimum Order Quantity, Part Warranty Months (0=No Warranty), Reworkable Status (Y/N), Serialized RW (Y/N), Non-reworkable, Recoverable (Y/N), Consigned Part (Y/N), Mod Kit Part (Y/N), Rework Turnaround Time Days (if applicable), Rework Cost (if applicable), Shelf Life Days, Shelf Life Control, MSDS Data, Harmonized Code, ECCN, ECLN, Country of Origin, Encryptor Status, and Warranty Turnaround Time Days (if applicable). Where MTBF is not available other acceptable reliability data will be provided. All Parts which are subassemblies or modules and which are identified on the Parts list will have affixed markings, which include the NCR Part number, revision level, and the date of manufacture. An electronic copy of the indented BOM for each product is required by NCR 45 days prior to first shipments. Solectron will provide a recommended spare Parts list showing those Parts (and quantities) which are recommended for spare Parts. NCR can add components to the recommended spare Parts list. NCR will work with Solectron to define the subassembly level of orderable spare Parts. Solectron will provide a translation table relating Solectron Part number to NCR Part number for each product.

5.2 Availability. Solectron will make available to NCR such Parts as NCR may require for all Products purchased by NCR from Solectron during the Product production. For a period of not less than *** (***) years after the date of delivery by Solectron of the last unit of the Product delivered, subject to material availability, Solectron shall also undertake the following: (a) Solectron shall maintain relations with part suppliers to obtain spare parts or suitable substitutions necessary for the Products; (b) Solectron shall maintain tooling, except to the extent otherwise directed by NCR, and manufacturing processes so that Solectron will be able to manufacture any Product parts manufactured by Solectron; and (c) Solectron will inform NCR of all last-time buy notifications for a Product part upon Solectron’s receipt of such a notification and Solectron will use its commercially reasonable efforts to obtain such last-time buy notifications from the parts vendors at least one-hundred eighty (180) days prior to discontinuing the availability of any Part. If NCR determines that a final buy is not financially favorable due to the length of the remaining support period for the Part(s),

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Solectron will assist NCR in finding a third party supplier that can continue to support the Part(s) through manufacturing. Solectron will provide the third party supplier with all necessary documentation and inventory resources to support this activity.

5.3 Lead Time. Solectron will carry inventory adequate to meet an average lead time (measured from receipt of order to availability for shipment) of *** (***) days for all non-emergency Orders, provided that (a) such spares were forecasted; and (b) the order is within the flexibility parameters in Exhibit B.

5.4 Emergency Orders. Solectron agrees to accept emergency Orders *** for Parts from NCR. Solectron will use reasonable best efforts, including taking material from production or from other customers’ non-emergency orders, to make the Part available for shipment within *** (***)*** following receipt of the emergency Order. If Solectron is unable to ship within *** (***)*** Solectron will inform NCR of the earliest shipment time and date. Solectron will fill all emergency Orders without additional charge. Solectron’s point(s) of contact for emergency Orders will be provided to NCR as soon as practicable, but not more than thirty (30) days following the signing of this Agreement.

5.5 Reworkable Parts. “Reworkable Parts” are Parts that have failed, but may be reworked to perform in accordance with the OEM specifications, and are returned in “like new” condition. Supplier’s Parts List shall identify all Reworkable Parts and include the repair price for each Part. Reworkable Parts under warranty at the time of failure shall be reworked by Supplier and returned to NCR at no charge and in accordance with the Warranty Reimbursement terms of this Exhibit.

5.5.1 Solectron’s location(s) for receipt of out of warranty Reworkable Parts shall be provided to NCR, and should such Solectron location(s) be unacceptable to NCR, NCR reserves the right to choose an alternate repair supplier, as regional return locations are preferred by NCR.

5.5.2 Solectron agrees that Reworked Parts and packaging will be in clean, like-new condition, and are subject to the same cosmetic, quality and acceptance criteria as new Products and Parts. If displays or monitors are reworked, phosphor burns are not allowed anywhere on the CRT. No bends or twists in metal frames, brackets, enclosures, etc. are allowed. NCR will provide workmanship standards for cosmetic details and standards concerning acceptable defects on printed circuit boards upon request. Rework Label guidelines are specified in the NCR Solectron Guide referenced Section 14 herein.

5.5.3 Inspection of Rework Services. If any Rework Services do not conform to the requirements of this Agreement, NCR may require the Solectron to re-perform the Rework Services at no additional cost to NCR. Solectron shall provide a Return Material Authorization (RMA) number within *** (***)*** of NCR’s request for a RMA enabling NCR to return non-conforming Parts. If defects in Services cannot be corrected by re-performance, NCR may (a) require the Solectron to take necessary action to ensure that future performance conforms to requirements; and (2) reduce the purchase order price to reflect the reduced value of the Services performed.

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5.5.4 Non-Complying Parts. Any shipment of non-complying Parts by NCR to the Solectron and the return shipment of repaired or replacement Parts by the Solectron to NCR will be at the Solectron’s expense. In addition, if validated OBF rates exceed ***% during a *** the Solectron shall refund NCR $*** USD per incident over the 1% threshold. This will be calculated on a monthly basis with a credit issued to NCR for all damages. If a ***data does not exist a *** (***) day ramp-up period shall be used to capture sufficient data. The ramp-up period shall take affect upon the Effective Date of Solectron’s written agreement with NCR, or by the date which a new part number has been assigned to Solectron.

5.5.5 Non-Repairable Parts. If the Solectron determines the Part is beyond economical repair, Solectron will contact the NCR Buyer listed on the Purchase Order for written (email acceptable) approval and disposition instructions. Decisions to scrap NCR property will be solely that of NCR and will not be independently made by the Solectron without consultation with NCR. With *** (***) weeks written notice, NCR may request permission to visit a specific repair location to inspect Parts deemed as scrap, and review with the Solectron procedures and accountability of NCR assets.

5.5.6 Discontinuance of Repair Services. Solectron shall notify NCR in writing at least one hundred and eighty (180) days prior to discontinuing repair services for any Part. In such event, Solectron shall provide to NCR applicable Engineering drawings, Product specifications, processes and all other information relevant to the manufacturing and repair of the Part that will allow NCR to move the repair requirements to an alternate repair provider.

5.6 Packaging. Solectron will package parts individually in a protective package that is suitable for individual distribution, labeled and barcoded as described in the NCR Supplier Guide, hereby incorporated by reference and provided to Solectron under separate cover.

5.7 EDI. Solectron and NCR agree to use EDI to exchange data between the two companies. Transactions are, but not limited to, Purchasing, acknowledgement, shipping, invoicing, and defective receipt. (Refer to exhibit G).

5.7.1 ADVANCE SHIP NOTIFICATION. NCR uses an “Advance Shipment Notification” system to prepare for Purchase Order receipts and for order tracing activity. NCR must receive the following Advance Shipment Notification data elements when orders are destined for the NCR Distribution Centers identified in Section 8.0 above:

(1)	Purchase Order Number

(2)	Ship Date

(3)	Carrier Airbill or Waybill Number

(4)	Carrier

(5)	NCR Part Number

(6)	Ship Quantity

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5.7.2 In addition, based on the type of order, NCR may request:

(1)	Sales Order Number (Direct Orders only), and/or

(2)	Purchase Order Release Number (Blanket Purchase Orders only).

5.7.3 Such Advance Shipment Notification information is to be communicated to NCR in the following order of preference, via:

(1)	EDI transaction 856—Advance Shipment Notification

(2)	Web Portal/iSP Solectron Portal

(3)	Electronic mail submission—Daily or upon every shipment, using the spreadsheet format provided by NCR and send by electronic mail to: sn210023(dIncr.com (Shipment Notification).

(4)	Telephone, by calling the NCR Purchasing – Expedite Team member who initiated the order or faxing the information to (770) 487-7162.

5.8 Pricing, Invoicing, Payment. Cost reduction sharing will apply to service parts as set forth in Exhibit B; provided that spare part prices shall *** be subject to adjustment from increased costs in procurement of materials and manufacturing. Solectron agrees to submit only one (1) Part number per line item on each invoice with the following minimum information: NCR Purchase Order; NCR Part Number; Item Description; Quantity Shipped; Delivery Schedule; Destination; Price; Company Name and Address where payment should be sent; and NCR Sales Order Number, if provided by NCR at time of order placement. Payment terms are as specified in the Agreement. Solectron and NCR will participate in monthly telephone calls to reconcile open invoice and purchase order issues as may be needed.

6.0	PRODUCT CHANGES

6.1 NCR Approval. Notwithstanding NCR’s approval of Product Changes, Solectron agrees to the following with respect to any change in the Product or its Parts that Solectron has *** supply line management responsibility.

6.2 Advance notification. Solectron will use its reasonable best efforts to notify NCR in writing (either by electronic transmission or hard copy) at least 30 days in advance of any change in purchased or manufactured Parts which affect form, fit, function, field maintenance or safety agency approval. All change notifications will include manufacturing break in date, tracer number, and serial number when applicable.

Notification will be provided to:

6.3 Interchangeability. For Products Selectron has ***, if any change to Products or Parts affects the interchangeability of the latest version and previous version Part, *** will provide a different Part number for the latest version Parts.

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Solectron will indicate whether each previous version is interchangeable with the latest version and whether the latest version is interchangeable with each previous version. Solectron will identify by serial or tracer number those Products requiring the newer version Part. Solectron will continue to make available, for the time period specified in Section 5.2 of this Exhibit, Parts which are identical to or functionally interchangeable with the previous version.

6.5 Equipment Field Retrofit Orders (FRO). Equipment Field Retrofit Orders (FRO). FROs are modifications to installed Products required to meet safety requirements, assure proper operation, and/or assure that the Product meets its Specifications. To the extent FROs are related to bringing affected Products or Parts into conformance with Specifications and are covered by Solectron’s warranty and epidemic failure responsibilities in Sections 10.1 and 10.6 of Article II of the Supply Agreement, Solectron shall be responsible in accordance with the remedies therein. To the extent that FROs are not covered by Solectron’s warranty and epidemic failure responsibilities such FROs shall be at NCR’s expense, although Solectron will be expected to provide manufacturing services for these FROs as specified in Exhibit F. The parties agree to mutually work together to develop a plan which allow NCR to meet its ongoing FRO requirements.

7.0	WARRANTY REIMBURSEMENT

NCR will have the option to utilize any manufacturer warranties (e.g. UPS, disk drives) covering the Products and Parts on a “pass-through” basis, in which case NCR and the manufacturer will execute the necessary warranty recovery processes. When warranty is provided directly by Solectron, Solectron and NCR will execute the necessary warranty tiers as described below in 7.1.1 through 7.1.4. Solectron will initially implement such Tiers to the extent that such Tiers have already been implemented ***. In addition, Solectron will use best commercial efforts to fully maintain and expand the implementation of such Warranty Tiers with its suppliers.

7.1 Parts. Solectron’s Parts will be assigned to one of four Warranty Tiers. The process for reimbursement differs for each Tier. See the attachment to this Exhibit to determine which Parts are assigned to which Tier.

7.1.1 Tier 1. Parts which fall into this tier are normally not re-workable and are discarded after use. On a monthly basis, NCR will report to Solectron the quantity of Parts (by NCR part number) consumed during the preceding month. Since no information will be available to determine which of these Parts were under warranty at the time of replacement, Solectron agrees to reimburse NCR as follows. At least monthly, NCR and Solectron will mutually review the utilization of such Parts and mutually agree to the reimbursement due NCR.

7.1.4 Tier 2. Parts which fall into this Tier are normally re-workable, and are marked sufficiently to allow Solectron to determine whether the Part is under warranty. NCR will accumulate Parts replaced while servicing the Product. Each Part shall have a serial number, model number, or date of manufacture which will enable Solectron to verify whether the part is under warranty. Additionally, NCR will provide Solectron with information which will allow it to identify the end unit in which the Part was originally installed, along with information related to the service incident. On a periodic basis, NCR will contact Solectron to get a Return Material Authorization (RMA). NCR will

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return the Part to Solectron referencing the RMA. For Parts returned to Solectron which are still under warranty, Solectron will provide to NCR, for each Part shipped, (i) a replacement Part (new or reworked to perform like new), or (ii) a refund or purchase credit equal to Solectron’s NCR price for the Part.

8.0	SUPPLIER’S SUPPORT SERVICES PERFORMANCE

PERFORMANCE.

The NCR Supplier Performance Evaluation (SPE) report is necessary to evaluate Solectron’s performance pertaining to the following segments: Delivery, Quality, Cost, and Innovation. Solectron will provide a monthly report to NCR pertaining to Solectron’s performance for each segment. As necessary, NCR will coordinate the corrective actions with Solectron where performance does not meet NCR standards.

8.1 Supplier Performance Metrics. At a minimum, the following metrics shall be part of the monthly SPE:

•	Verification of Purchase Order Receipt, price and provision of a CSD within ***%;

•	Purchase Order shipment to CSD-***%;

•	Provision of pricing and lead time on Emergency Service Part Order (ESPO) requests within ***%;

•	Verification of warranty entitlement and issuance of RMA for parts return/replacement within ***%;

•	Repair Lead Time- *** (***%) or better;

•	Repair Yield- *** (***%) or better;

•	Reasonable commercial effort to be in conformance with the NCR (Service Design Organization) Solectron Guide;

•	Response to Technical Support requests within ***—***%;

•	Resolution to Technical Support Requests within ***- ***%; and

•	Submission of *** Quality Report — ***%

9.0 SUPPLIER GUIDE. Solectron agrees to carefully review the NCR Supplier Guide and make reasonable effort to comply with NCR preferred business practices stated therein. Solectron may obtain the most recent version of the NCR Supplier Guide from the Internet, at the following address (URL): http://www.ncr.com/services/ NCRSupplierGuide.doc. The NCR Supplier Guide contains important information, including but not limited to:

•	NCR’s PACKAGING AND LABELING

•	SHIPPING AND TRANSPORTATION

•	CLOSED LOOP CORRECTIVE ACTION

10.0. CONSIGNMENT. Where it is beneficial to both NCR and Solectron, Solectron will consign parts to NCR under a mutually agreeable and duly executed amendment to this Agreement.

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11.0. Services Management. Support Services performance will be measured using the SVA balanced scorecard. The results of which will trigger appropriate management escalation processes.

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EXHIBIT E

SAFETY AND REGULATORY AGENCY REQUIREMENTS

EXHIBIT E

FOR NCR ENGINEERED PRODUCTS

SAFETY AND REGULATORY AGENCY REQUIREMENTS BY COUNTRY

NCR is responsible for assuring that product design complies with the applicable regulatory requirements. Solectron will be responsible for manufacturing products in compliance with the appropriate regulatory requirements. Solectron must assess the potential impact of build changes on regulatory compliance and consult with NCR’s Regulatory Compliance Team as needed prior to making such changes. Any changes to components, materials, or suppliers should be reviewed and approved by NCR’s Regulatory Compliance staff prior to implementation. NCR’s Product Safety Engineer should have access to Solectron’s manufacturing facility to perform audits for safety compliance. These responsibilities apply to requirements, set out below, set out in the Specification for the Product, or any other requirements that apply in the jurisdictions set out below or in the Specification for the Product. One copy of each international certification documentation with the testing and compliance investigation reports, shall be maintained by NCR for at least ten years beyond the last date of manufacture. NCR may update this Exhibit from time to time as regulatory or safety requirements change. NCR will provide relevant labeling requirements to Solectron as NCR determines the countries or regions to which NCR will release the Product.

United States Requirements—For Products intended for release in the United States:

A.	Product Safety—NCR is responsible for obtaining UL Listing or Recognition per UL Standard 1950 for use as Information Technology Equipment, by Underwriters Laboratories or other Nationally Recognized Test Laboratories. Solectron will assure that each unit will be marked with the appropriate safety agency logo and the required safety warnings (both markings and documentation) shall be provided as specified by NCR. Solectron will manufacture products in accordance with safety agency requirements and provide the necessary documentation to identify materials and components available for UL Field Representatives during inspections. Solectron shall also perform production-line testing in accordance with safety agency requirements and insure that products are constructed in accordance with the safety agency’s Follow-up Service Procedure.

B.	Electro-Magnetic Compatibility—NCR is responsible for insuring that product design complies with Federal Communications Commission (FCC) requirements CFR Title 47, Parts 2 and 15. Solectron will assure that each unit will be labeled appropriately for Class A or Class B and documentation will contain user statements as required per the FCC rules and as specified by NCR, For products which incorporate intentional transmitters, each unit should be labeled with the required FCC ID number.

C.	Telecommunication Equipment—All equipment that connects directly to a telecommunication network, either public or private, will comply with Federal Communications Commission (FCC) requirements CFR Title 47, Part 68. Each unit will be labeled appropriately as required by the FCC rules.

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D.	Laser Containing Devices—All Products which contain laser devices (scanners, printers, CD devices, etc.) must comply with the Department of Health and Human Services (DHHS) regulations CFR Title 21, Subchapter J. Each unit will bear a DHHS compliance label and any caution labels appropriate for the class laser device integrated into the Product per the regulations. All Product documentation must contain the required user warning statements, In addition, Products must comply with individual state laws (i.e., New York) that require additional registration and/or approval.

E.	Ozone Depleting Chemicals—Seller will label all Products and Parts (including all packaging) as required by the United States Environmental Protection Agency’s regulations in effect at the time of delivery of the Product or Parts. As of September 1993, the basic regulations may be found at Volume 40 of the Code of Federal Regulations, Part 82, entitled “Protection of Stratospheric Ozone,” Subpart E, entitled “The Labeling of Products Using Ozone Depleting Substances.”

International Requirements—For Products intended for release outside the U.S.:

A.	Product Safety:

Solectron will assure that each unit will be marked with the appropriate safety agency logos and the required safety warnings (both markings and documentation) shall be provided as specified by NCR. Solectron will manufacture products in accordance with safety agency requirements and have the necessary documentation to identify materials and components available for safety agency representatives during inspections. Solectron shall also perform production-line testing in accordance with safety agency requirements.

NCR insure that product design complies with safety agency requirements for the countries where products will be sold and obtain the necessary agency certifications. As noted below:

Canada—The Product will be certified by the Canadian Standards Association for compliance with the latest edition of the CSA Standard C22.2 No. 950, Safety of Information Technology Equipment. UL certification for Canada (C-UL) in accordance with UL 1950 3 v Edition may be obtained In lieu of CSA certification.

European Community (EC)—Product compliance with EC Directive 73/23/FCC (Low Voltage Directive) is required. Testing and certification by any national “notified body” (VDE, TUV, BSI, etc.) for compliance to EN 60950 “Safety of Information Technology Equipment” is acceptable. Units destined for EU countries should have the CE mark on the product ID label and carton.

European Free Trade Association (EFTA) Countries—Product testing and certification by NEMKO (or equivalent) for compliance to EN 60950 is required.

Mexico -. Certification to NOM-019 is required

Saudi Arabia—Certification by SASO.

Russia—GOST-R Certification is required.

Other International Countries—Product compliance with ‘EC 950, “Safety of Information Technology Equipment” is required.

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B.	Electro-Magnetic Compatibility

Solectron will assure that each unit will be labeled appropriately for Class A or Class B and documentation will contain user statements as required and as specified by NCR. NCR shall insure that product design complies with the EMC requirements for the respective countries where products will be sold and obtain the necessary certifications as noted below:

Canada—Each product must be labeled and documentation statements included per the Canadian Department of Communications Radio Interference Regulations.

European EU Countries—Compliance with the Ell’s EMC Directive 89/336/EEC, EN 55022 (CISPR 22) and EN50082-1.Units destined for EU countries should have the CE mark on the product ID label and carton.

European EFTA Countries—Products must comply with the requirements of CISPR 22 or EN 55022.

Japan—Products must be tested and certified for Japanese VCCI compliance.

Korea—Products must be tested and certified by the Korean Radio Research Laboratory for compliance with the Korean Ministry of Communication Ordinance 825.

New Zealand and Australia—Products must be tested and certified for compliance in accordance with the Electromagnetic Compatibility Framework using AS/NZS 3548:1995 and bear the C-Tick mark and the Australian Company Number (ACN).

Taiwan—Products must be tested and certified for compliance with CNS 13438. Product should be marked with BCIQ {Bureau of commodity Inspections & Quarantine) certification number and marking.

Other International Countries—Evidence of compliance with CISPR 22 is required.

For products which incorporate intentional transmitters, the required certifications will be obtained by NCR. Solectron shall insure that each unit should be labeled with the required certification numbers.

C.	Telecommunication Equipment Approvals:

Canada—The Product must have an equipment grant issued by the Canadian Department of Communications (DOC) verifying compliance with the Standard for Technical Equipment CS-03.

United Kingdom—The Product must be authorized by the British Approvals Board for Telecommunications (BABT) for connection to a telecommunication network.

Other International Countries—Most countries outside the U.S. require permission (which may be in the form of a license) to be obtained from a local PTT authority prior to connection to a telecommunications network. Specific country PTT approvals for the purchased Product should be specified below.

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D.	Laser Containing Products:

Outside the U.S.—Products containing laser devices must show evidence of compliance with IEC 825 “Safety of Laser Devices”.

NOTE: All products must be labeled in accordance with the specific requirements for the regulatory approvals required above in this Exhibit E, Part E-lll. As new national statutory and regulatory requirements emerge, and as current requirements are revised, NCR will be responsible for maintaining compliance of product design accordingly. Solectron will be responsible for insuring that production units are modified as needed to maintain compliance to such new requirements.

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EXHIBIT F

SERVICE LEVEL AGREEMENT

0.	Service Level Agreement Process

0.1 The SLA targets for 2007 and the process for setting new targets are set out in Exhibit C.

0.2 The parties will address issues with SLA performance as follows:

a) The parties expect and understand that Solectron’s performance will improve, and the performance standards will be enhanced, over time. The parties will review performance metrics monthly with corrective actions identified. The parties will review the SLAs every 3 months and propose improvements to be implemented over the next rolling 12 months.

b) Solectron will use appropriate measurement and monitoring tools and procedures to measure and report your performance of the services against the applicable service levels. Such measurement and monitoring will permit reporting at a level of detail sufficient to verify compliance with such service levels, and will be subject to audit by NCR. Solectron will provide NCR with reasonable information and access to those tools and procedures upon request, for purposes of verification.

c) With respect to each problem, or failure to meet a service level, Solectron will: (i) investigate the cause of the problem or failure; (ii) take remedial action to resolve or work around such problem or failure; (iii) implement proactive measures to avoid such problem or failure in the future; and (iv) report to NCR with respect to such problem or failure, including in such report a problem and failure resolution trending analysis.

d) Solectron’s failure to appropriately measure and monitor a service level, or to deliver a monthly performance report with respect to a service level, will be deemed a failure to meet the service level.

e) The SLAs and metrics are based upon information provided by NCR and are based upon current performance levels being achieved by NCR. In the event that the information provided on any particular Product or for any particular geography is not consistent with the above SLAs the parties will mutually agree upon new targets. Solectron is committed to reasonable and continuous improvement and this will be reflected in all SLA metrics and the targets set by the parties.

1.0 Purpose

This Service level agreement outlines the minimum acceptable expectations for the Manufacturing Partnership between Solectron and NCR. The requirements contained herein define the level of acceptability as currently demonstrated by the capability, processes and personnel within the NCR business model. It is agreed and expected that the future Solectron/NCR partnership will provide results equal to or better than the current level of NCR performance. It is agreed that both parties will work together in an environment of focused continuous improvement to drive toward Best in Class performance within these key areas.

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2.0 Definition of Terms

2.1 ***: *** of a new product. At NCR’s option, NCR may request that Solectron build ***. See the *** manufacturing paragraph in the New Product introduction section 6.0 for more detail.

2.2 *** or Prototype: For the purpose of this agreement, there is no difference between ***.

2.3 ***: *** quality units. Although *** units for a product that have been in ***for a *** are technically ***, the term is most often used to describe the *** set of *** units that are used to run ***, and are expected to either be sold to *** or to be functionally identical to the *** units *** to ***.

2.4 ***: ***: The *** of *** of a *** product that have *** all of the required NCR certifications. The term *** is sometimes used to refer to the product development milestone, [***, where the first *** units have been ***and are ready to be *** and *** to a ***.

2.5 ***: ***: Product is ready for *** shipments with no *** or *** on incoming orders.

2.6 CD/E: *** and ***: Typically, the period of time between ICI and GCA where NCR verifies the field/customer ordering/shipment/support processes. A limited number of customer orders are selected for this CD/E in an attempt to “field test” all possible features of a new product.

2.7 FBOM: NCR’s Featurized Bill of Materials used to control the certified configurations of the Product. The FBOM includes Product variants, options, combinations and defaults as well as documents Product models.

2.8 EBOM or Preliminary FBOM: NCR’s preliminary BOM used to drive the *** procurement of material for *** builds and to gain *** into *** builds. It can be used for early *** material procurement. NCR must approve and be responsible for risk buys on all units prior to ***.

2.9 MCC Product cost: The cost/price at which Solectron transfers product to NCR as described in Exhibit B.

2.10 Products: Products that Solectron manufactures for NCR as defined in Exhibit A. New products will be added to this exhibit in the future.

2.11 NCR SLM: NCR’s Supply Line Management organization—responsible for supplier qualification, supplier management, and material purchasing, among other things.

2.12 NCR OLM: NCR’s Order and Logistics Management—responsible for accepting customer orders and scheduling production, among other things.

2.13 PRT or PRT team: NCR’s cross functional product development management team—responsible for product definition, development, and deployment. Team composition typically includes representatives from manufacturing/SLM/OLM, hardware engineering, software engineering, product management and customer support.

2.14 Gold disk or Gold drive: A master copy of a hard disk with a binary image of an operating system and other software loaded onto it. This Gold Disk is then used in the manufacturing process to create multiple copies of which are to be used in NCR POS terminals

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2.15 SCER: Special Construction Estimate/Engineering Request—A process that NCR uses to allow sales teams to request special product engineering and/or manufacturing support for a specific customer. This often results in the integration and certification of a new hardware feature for our POS terminals which often must be assembled into/with the terminal by our manufacturing operation.

2.16 Commodity management: Tasks associated with managing a particular class of materials or commodities including research, benchmarking, forward planning strategies, etc.

2.17 Supplier management: Tasks associated with managing the continuous improvement of supplier performance in all aspects of a business relationship.

2.18 Acceptance Test (ACT): The ACT is a test process performed to certify the manufacturing process and the Supply Line Management Procurement Process. To make this test meaningful all manufacturing processes must be in place prior to *** build or noted as a *** for *** assessment.

2.19 Design Qualification Test (DQT): The DOT is a test process performed to certify that the design of the product meets the criteria as defined in the product functional specification. DOT is performed by developers using *** units which may be assembled by *** or manufacturing ***.

2.20 Development Release (DR): The DR process is the process used by NCR to issue engineering change orders and the introduction/release of new products into manufacturing. For this document, the term DR includes all of the DR variations used in the past year, Information DR (IDR), Emergency DR (EDR), and Preliminary DR (PDR).

2.21 Manufacturing Trial Order (MTO): The MTO process is used to validate the manufacturing process and the end unit test process before the actual break-in of a DR. NCR and Solectron will jointly decide if an MTO is required for a new product or change DR.

2.22 Field Retrofit Order (FRO): Process executed due to a safety or reliability issue on an NCR product, a retrofit kit is to be made in WSL. This kit will then be ordered by an FRO Coordinator and dispatched to pre-selected customer locations for installation by an NCR Field Customer Engineer.

2.23 Printed Circuit Board (PCB) layout: The PCB layout process is used to do the physical layout of circuit boards. Designers work from schematics to define the position of components and their interconnecting copper lines.

2.24 Request For Change (RFC): The RFC process is a formalized process for requesting engineering changes and manufacturing deviations for part substitutions. It is intended for use by NCR and Solectron as the vehicle for requesting all product changes

2.25 Stop Order/Stop Order Release (SO/SOR): The SO/SOR process is used as a method of controlling procurement, build and shipment of products. This process is initiated when a quality problem requires the interruption of normal production activities. This should occur whenever an associate discovers a risk to customer satisfaction with any of our products.

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2.26 WSL: NCR’s inventory warehouse at Peachtree

2.27 CDC: Customer Delivery Center—NCR consolidation and staging center.

2.28 Material Requisition (MR): The MR process is used to order items from manufacturing stock. It requires a charge number for the item to be charged to.

2.29 Managed Support and Service Planning (MSSP): The MSSP group is an NCR group charged with planning all support activity and assuring the necessary steps are taken to support a new product or changes to an existing product.

2.30 SPPR: Service Parts Procurement Request

2.31 ICON: International Customer Order System

2.32 WWITS: World Wide Inventory Transfer System

2.33 Mercury: NCR’s order routing system.

2.34 Replacement Product—a product with a new or modified product set specification which meets all the following criteria:

1.	Is not currently included in Exhibit A

2.	Satisfies the criteria in the Requirements Commitment set ou in sections 1.3 of Articles II & III

3.	Is intended to replace a product which is currently in exhibit A or will satisfy the same or very similar market requirement.

2.35 New Product—a product with a new product specification which meets all of the following criteria:

1)	is not currently included in Exhibit A

2)	Satisfies the criteria in the Requirements Commitment set out in sections 1.3 of Articles II & III

3)	Is intended to satisfy a different set of market requirements from those of any other product currently in exhibit A

2.36 Replacement Service: A new service which provides essentially the same results as an existing service covered by the Agreement, although possibly at an improved level of performance. If delivered at an improved level of performance, the improvement is considered a normal outcome of continuous improvement processes.

2.37 New Service: A new service which establishes a significant new capability/result or a significant enhancement to an existing service which would not normally be the outcome of normal commercial continuous improvement processes. The party receiving the service would normally be expected to compensate the service provider for this New Service if it was provided at the request of the receiver and if there is a material incremental cost incurred by the service provider to develop this service capability and if the receiver agrees to pay for said service.

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3.0 Cost Tracking Requirements

3.1 Pricing: Product transactions between Solectron and NCR will be priced according to Exhibit B.

3.2 *** (***) Process

3.2.1 NCR employs a *** process to ***. Solectron will *** the ***, and NCR will *** (e.g. ***, ***, etc…) and will execute the *** processes jointly with NCR.

3.2.2 Cost improvement opportunities identified by NCR and Solectron will be tracked by Solectron from inception to end-of-life. Solectron will categorize and make available to NCR cost reduction opportunities by initiator (NCR or Solectron), date of break-in, potential cost reduction, and realized savings.

3.2.3 All cost improvement opportunities will be prioritized for implementation or rejected jointly by NCR and Solectron through the *** process. NCR and Solectron will make good faith efforts to maximize the cost reduction benefits, net of NCR and Solectron implementation costs, for both organizations.

3.2.4 Cost Tracking Models (CTM) will be maintained by Solectron for “typical” or representative configurations. The CTM configurations will be determined by NCR for each product classification and will be jointly reviewed by NCR and Solectron on a monthly basis.

3.2.5 Solectron will provide to NCR the same or similar detailed information as is currently available to NCR from the *** processes. The NCR *** process will be specified in the Business level agreement.

3.3 Cost Reviews: All cost reviews will be conducted in accordance with Ex B.

4.0 Customer Delivery Requirements—Forecasting, Order Fulfillment

4.1 Intentionally omitted

4.2 Order Management: Solectron will also be responsible for all order fulfillment activities, commencing upon receipt of customer order until order shipment/billing. This includes master scheduling, forecasting, order scheduling, configuration validation, order commitment, communication between NCR’s Order Realization Centers, data transfer for order shipment history, order invoicing, correction of shippinglinvoicing errors and suspended invoices. Solectron is responsible to provide a *** response time for all incoming orders. Solectron will be responsible for developing production and master schedules to assure quoted and competitive standard intervals are achieved for all products as agreed upon by NCR and Solectron.

4.3.1 kj move to flex section of Ex BSolectron will continue to measure the change orders associated with production change order on it’s products.

4.3.2 Solectron will report to NCR all Order Change Activity and review on a monthly basis for each market area (Americas, EMEA, APC, Total) associated with NCR to assist NCR in continuous improvement.

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4.4 Order Responsiveness—NCR will make a good faith effort to achieve initial order accuracy of ***% of incoming orders. Solectron will measure and report on a monthly basis to NCR the order response cycle time to assure customer orders are scheduled within *** of order receipt for all major products. The measurement is the if of orders responded through NCR’s electronic file transfer divided by the number of received for monthly reporting period. Solectron will identify roadblocks to achieving *** order response time and take appropriate corrective action.

4.5 Invalid Order Configurations—Solectron will measure and review on a monthly basis the percent of invalid orders received that were invalid manufacturing configurations. Solectron will recommend actions required to correct invalid manufacturing configurations for continuous improvement.

4.6 Shipment Records—Solectron will send shipment transaction data to NCR on a daily basis identifying all customer orders shipped.

4.6.1 When NCR provides Solectron with a report reflecting inventory transaction errors, Solectron will investigate and identify root cause, correct error and provide monthly pareto chart of errors.

4.6.2 Solectron’s identification of errors as a result of NCR processes will be addressed in a prompt manner.

4.7 Product Life Cycle Management—New Product Introduction

4.7.1 Upon new product introduction, NCR will identify to Solectron the competitive standard intervals and obtain agreement on the quoted standard interval.

4.7.2 Solectron will be responsible to establish appropriate production plans to assure quoted standard intervals are met and develop plans to achieve the competitive standard interval. NCR will support Solectron’s activities in meeting this requirement through its design for logistics activities.

4.7.3 NCR will provide initial product forecasts to support Solectron’s *** procurement process, *** process, and WSL SPPR’s.

4.7.4 Solectron will assume total responsibility for the material planning and order fulfillment activities for new product introductions. This includes all product id’s, features, kits, cables and service parts.

4.7.5 Solectron will validate all business system transactions commencing with order receipt, commit, pack and ship, in addition all master scheduling and production schedules planning.

4.7.6 Solectron will forecast and manage customer specific requirements as communicated to Solectron by NCR and Solectron and NCR will work together to assure most effective use-up of old style materials.

4.7.7 Material planning for SCERs will be handled in the same manner as a new product. Any process variances will be agreed upon in advance by NCR/Solectron.

4.8 Product Life Cycle Management—Product, Feature, Cable and Kit Discontinuation

4.8.1 NCR will review product offerings and initiate product discontinuation notices as required.

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4.8.2 NCR will work closely with Solectron to assure customer requirements are identified and supported throughout the discontinuation process

4.8.3 Solectron will develop production material schedules to assure a smooth product discontinuation to assure minimum interruption of product to NCR customers.

4.8.4 Solectron will manage excess and obsolete inventory to assure most effective use-up of inventory associated with production discontinuation

4.8.5 Solectron will work with NCR to determine planned and final order receipt and production dates based upon the product introduction and discontinuation schedules.

4.8.6 Solectron will provide to NCR on a quarterly basis product feature, kit, cable usage history reports with major customers identified on a quarterly basis for NCR’s review. NCR may initiate product discontinuation’s as a result of this activity.

4.8.7 Solectron will work with NCR to develop a unique parts lists for identification of unique supplier information for transfer to NCR WSL and NCR WSL final buy purchase order placement.

4.8.8 Solectron will identify inventory exposure for parts identified as unique and pursue activities to minimize excess/obsolete inventory, such as: resale, rework, order cancellation and salvage activities.

5.0 Quality Performance

Solectron shall meet the requirements set forth in Exhibit C for Products.

6.0 New Product Introduction

This New Product Introduction section defines the service level expectations associated with the release of a new product from engineering to manufacturing. There are some common processes used in New Product Introduction as well as in Continuation Engineering. These processes may be documented in the Continuation Engineering section.

6.1 Design for Manufacturing (DFM) reviews: Solectron will provide an expert review of new NCR product designs for the purpose of providing recommendations on improving the manufacturability of these products. The intent of these improvements would be to improve NCR and Solectron’s product cost (especially labor and overhead cost) and/or product quality (including delivery performance).

6.2 Design for Cost (DFC) review: Solectron will provide an expert review of new NCR product designs for the purpose of providing recommendations on improving the material cost of Solectron managed commodities for these products. The intent of these improvements would be to improve NCR and Solectron’s product cost without negatively impacting product quality (including delivery performance and customer feature/functionality).

6.3 New Product Introduction team support/Operations program manager: Solectron will provide representatives to NCR new product introduction teams. NCR expects a single point of contact from Solectron for new product development/introduction issues. These contact points will have a strong understanding of the appropriate product families and associated manufacturing processes.

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6.4*** manufacturing: Prior to the start of a *** build, NCR will release *** which provides sufficient information for *** to develop*** and build the ***. Some of the *** may be *** or *** such as *** specifications. In those cases, NCR will either procure the associated material or will work with the appropriate Solectron associates to provide the necessary information. There are 2 different process triggers to Solectron to start a *** build. One is defined in the “Request for Solectron (was NCR) built equipment process. The other is defined in the *** process. It is expected that Solectron will provide dedicated engineering support during a *** build so that all manufacturing issues can be uncovered and resolved. Solectron is expected to develop manufacturing processes for the *** build so these processes can be debugged during the build. It is not expected that *** processes will be in place for *** build, but *** plan drafts should be available. Solectron will allow NCR engineers physical access to the manufacturing line building *** when any part of the *** is being built. If available, *** should be used for shipment to NCR. If *** is not available, then the *** will be packaged so that they are not damaged during shipping.

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6.5 Golddisk software load: Solectron will provide the capability to load and/or replicate operating system software and application software on to Products or hard drives that will be installed in Products during and after the manufacturing process. Solectron is responsible for creating the Gold Disk masters for all allowable hard disk features.

6.6 Major bid review support: For certain major bids, NCR will require Solectron to provide commitments for lead-time and capacity to support a large customer rollout of product. In rare cases this has included determining the custom logistics to get to lower costs (i.e. truck load—customer picks up). Occasionally, special manufacturing services are required to meet the customer requirements. Solectron will be expected to provide quotes for these special services such as software loading, etc.

6.7 Product failure analysis: When Solectron experiences unexpected levels of product failures during the manufacturing process for Products, they may request assistance from NCR engineering to determine the root cause of the problems. In these cases, Solectron will make a good faith effort to determine the root cause of the problem before requesting NCR’s assistance.

6.8 Manufacturing test of non-production products: NCR engineering occasionally needs access to manufacturing test fixtures to test boards or systems, for purposes of field failure analysis, stop order debug or development support. Solectron will allow controlled access to the manufacturing test equipment via contact with Solectron manufacturing engineering. NCR and Solectron engineering will determine the appropriate timing of such access in order to minimize impact to production schedules while supporting critical issue resolution.

6.9 Physical access to production lines: Solectron will provide NCR with direct, controlled physical access to the Solectron production lines on which NCR’s products are being manufactured. If Solectron subcontracts any manufacturing operations to a third party, Solectron will ensure that NCR has the right to have direct physical access to those production lines as well. NCR requires that products being built in Solectron’s facility not be accessible to non-Solectron, non-NCR employees, prior to the ICI milestone for that product. This restriction may be removed for certain people at NCR’s express written request.

6.10 Shipping packaging: Solectron will develop shipping packaging to meet NCR requirements. NCR should be able to buy small quantities of custom shipping packaging through the Purchase Order process. The cost to NCR shall be equal to Solectron’s material cost plus the average overhead burden rate which is applied to Products which Solectron manufactures for NCR.

6.11 Intentionally Omitted

6.12 Intentionally Omitted

6.13 SCERs: Solectron will provide SCER review board representation for manufacturing, SLM, and Finance functions. This could be a single representative who is responsible for all three functions, or three individuals. NCR will provide the designated Solectron representative with an SCER request form. Solectron will provide a prompt SCER

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response; total time for the Solectron response should be *** days depending on the complexity of the SCER. For quotes which are very complex and will require more than *** days, Solectron shall provide a written request for an extension of the quote process within *** days of receiving the NCR request. The response shall include a one-time implementation charge, a product availability schedule, and a product MCC quote. The product MCC pricing methodology will be the same as that used for other new products covered by this agreement.

6.14 First Article Inspection (FAI): Solectron will support NCR’s FAI process for purchased material, which would typically require Solectron SLM to purchase material for the FAI and drive resolution of problems with the supplier when problems are found during FAI. For assemblies or units manufactured by Solectron for NCR, Solectron will support NCR’s Acceptance Test process, which typically requires a part-to-print product validation with ***. This validation may be performed, at NCR’s option, in Solectron’s facility or in NCR’s lab.

6.15 *** material procurement: NCR may purchase some or all material associated with a *** build and use the Purchase Order process to transfer the parts to Solectron inventory. At NCR’s option, NCR may use the *** procurement process where Solectron is responsible for procurement of some or all of the *** material. NCR will be responsible for all *** material purchased within plan that becomes obsolete.

6.16 Capitalized Tooling: The selection of the tooling provider for capitalized tooling will be the responsibility of NCR Engineering and NCR SLM and the resulting tooling will be owned by NCR. NCR, at its option, may elect to have Solectron select and manage the capitalized tooling. The selection process will include Solectron to insure understanding and agreement on piece part prices and tool schedules.

6.17 Intentionally Omitted

6.19 Major Commodity Cost Estimates: For major commodities which Solectron negotiates pricing, NCR expects Solectron to provide cost estimates within 3 weeks of NCR’s request. NCR will typically ask for them when Business Plan volume and cost targets are first available and after an IDR has been submitted.

6.20 *** Cost Projections/Commitments: Within *** after NCR issues an IDR and a *** volume requirement, Solectron will advise NCR the estimated *** price.

Within *** after NCR issues Solectron a PDR/DR and a request for Solectron built equipment, Solectron will advise NCR a committed *** price.

6.21 Costed Bill of Material: Within *** after NCR issues a PDR/DR, NCR expects Solectron to provide a costed Bill of Material. This BOM will provide an estimate of first production material cost and the basis for driving/tracking future material cost reductions. However, if the costed Bill of Material is a critical path item as determined by the NCR PRT, Solectron will use reasonable efforts to expedite creation of the costed Bill of Material.

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6.22 ICI & GCA Pricing: Within *** after NCR issues a IDR or PDR, NCR expects Solectron to provide estimated feature pricing at time of ICI and GCA. NCR will expect Solectron to finalize the ICI and GCA feature pricing within *** after a DR is issued. At GCA , Solectron will also provide a list of future committed and potential cost reductions.

6.23 Component Engineering: Solectron will provide component engineering services to NCR for all commodities/components that they have commodity management responsibility. This will include, but not be limited to, the following:

PART NUMBER MANAGEMENT:

- Assign new P/Ns after search for existing P/N in *PCMS or recommend alternate part (preferred part, etc.).

- Maintain/update components database (PCMS or replacement database) with appropriate information as defined by the NCR and Solectron Components team

DOCUMENTATION:

- Solectron will manage a contractor (who is paid for by NCR) who will generate Procurement Specifications ( Microsoft word text and pictures)

- Specifications linked to PCMS for online viewing.

- Generating Microfiche of all Procurement Specifications will remain an NCR responsibility

SOURCING:

- Maintain List of Supplier Contacts (local reps. plus factory support personnel)

- Maintain Library of Supplier Catalogs

- Provide Links to Supplier Home Pages via PCMS WEB connection

- Receive and investigate PCNs (Process Change Notices) and EOL (End of Life) from active suppliers

- Maintain PCN and EOL log/spreadsheet.

PREFERRED PARTS:

- Capability to run BOMB vs. PCMS to generate approved suppliers and standard parts reports.

6.24 Intentionally Omitted

6.25 Short Term Loaner Equipment to Support New Product Introduction: Solectron will provide NCR with a small number (typically 1 or 2) of new products (in this paragraph,

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new product is defined as a New Product, Replacement Product or an existing product covered by this Agreement that has an engineering change made to it) for a short term “loan” period, typically not more than 1 week, to support new product introductions. NCR and Solectron will agree on the financial inventory tracking methodology to support this process; NCR currently uses the “request for NCR built equipment” process to remove the product from manufacturing inventory and the manufacturing representative to the PRT performs the necessary transactions to return the product to manufacturing inventory. There are no refurbishment charges associated with the return of these products unless they have been damaged or require upgrade due to product changes which may have occurred during the “loan” period.

7.0 Continuation Engineering

This Continuation Engineering section defines the service level expectations associated with maintaining a product through the normal production life cycle.

Access to systems and data currently available is required in the execution of processes in this document. This is required to maintain and improve quality and productivity through electronic interfaces and automation.

7.1 Request for Change (RFC),

7.1.1 Manufacturing deviations: Solectron will be expected to request all part substitutions and deviations via this process.

7.1.2 Engineering change requests: NCR and Solectron are required to issue an RFC when requesting a change to a product, assembly, component or a process that is defined in NCR’s product specification. This includes but is not limited to requests resulting from cost reduction efforts, manufacturing problems, and supplier changes.

7.1.3 Cost estimates: In some cases, Solectron will be expected to provide an estimate of the costs associated with an RFC.

7.1.4 RFC approvals: NCR has the final authority to decide which RFC’s are implemented and which ones are not implemented.

7.1.5 High risk RFCs: Solectron and NCR will jointly evaluate the risk associated with a requested RFC and specify whether an MTO is required. The RFC process accommodates communicating this decision.

7.2 Development Release (DR),

7.2.1 DR rework cost: Solectron will provide product rework services resulting from engineering changes.

7.2.2 Access to MRP system: Solectron will provide NCR the same information from the MRP system as now available. This requirement is an aid for selecting commonly used components, obtaining information relating to stock levels for stock disposition consideration. Solectron will also provide for electronic transfer of Bills of Material (BOM) which eliminates manual entry by Solectron personnel. Solectron will provide the information on a timely basis.

7.2.3 Change collaboration: Solectron will provide an expert review of proposed DRs to determine the best choices for implementing the change. This includes but is not limited to most cost effective stock dispositions, definition of rework instructions, and input to specific change classifications. This is required to determine the most cost

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effective implementation and to assure Solectron can maintain proper control of the change.

7.2.4 Break-in dates and serial numbers: Solectron will provide break-in dates and product serial numbers when changes are implemented.

7.2.5 DR approvals: NCR has the final authority to decide which DR’s are implemented and which ones are not implemented.

7.2.6 BOM audits: Solectron will run quarterly audits of BOMs in production against the latest NCR BOMs to verify that the latest revisions of the product are being built. NCR will receive a summary report of the results of this BOM audit.

7.3 Manufacturing Trial Order (“MTO”) Process,

7.3.1 MTO decision

7.3.1.1 Solectron will evaluate RFCs for risk and suggest when an MTO will be required for a change.

7.3.1.2 Solectron may also elect to do an MTO as the result of a supplier change that does not result in NCR issuing a DR.

7.3.1.3 NCR may also require an MTO as the result of a high risk RFC or Supplier change. NCR’s request for an MTO will be included in an RFC or a DR.

7.3.2 Intentionally Omitted

7.3.3 MTO tracking: Solectron will be responsible for the execution of the trial order using the tracking sheet and process steps documented.

7.3.4 MTO reporting: Solectron will be responsible for reporting the results of the MTO per the documented process.

7.3.5 Unique parts: Solectron is required to supply any unique parts for an MTO if it has been initiated at their request.

7.3.6 System/data access: Solectron is expected to provide NCR appropriate access to Varnet for the purpose of procuring parts for the MTO efforts.

7.4 Stop Order/Stop Order Release (“SOISOR”) process,

7.4.1 Daily Stop Order Meeting: Solectron will provide a representative(s) to the daily Stop Order Meeting. This meeting is to define the best and quickest method for correcting any problems and releasing the SO.

7.4.2 Access to production units for analysis: Solectron will provide access to units in production to enable Engineering to analyze problems/failures that resulted in the stop condition. This is necessary to determine best method of releasing the SO.

7.4.3 Loan of units to engineering: Solectron may at times be requested to loan production units to Engineering for laboratory analysis. NCR will use a request for Solectron built equipment to document this loan. There will normally not be a refurbishment charge for these units, however any actual and reasonable costs incurred by Solectron to bring the product to like new condition the refurbishment or upgrade will be passed on to NCR. The units will be returned after the analysis is complete.

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OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

7.4.4 Stop Order/Stop Order Release approvals: Solectron will be included in the signature loop as a means to provide design guidance to optimize cost of quality and assure processes are capable of producing defect free products based upon critical design parameters. Solectron will be expected to execute this privilege as quickly as in the past. NCR has the final authority to decide the disposition of the SOR.

7.5 Field Retrofit Order (FRO),

7.5.1 FRO Kit requirement: Solectron is required to provide FRO kits to WSL inventory within *** days of decision. WSL will issue a purchase order to Solectron for the kits on the FRO.

7.5.2 Cost estimates: NCR will decide if an FRO is necessary and Solectron will be requested to provide costs ( Parts, Kiting, and Shipment) to procure, build, kit, and ship (to WSL) . These cost estimates will be provided to Engineering ( the originator of the FRO ) and MSSP ( the Cost estimator of the FRO).

7.5.3 FRO kit process: Solectron will write the Kit Process for FRO kits.

7.5.4 Shipping: NCR is responsible for the cost of shipping FRO kits on an Ex Works basis to WSL and Solectron will notify NCR of the shipping dates, number of kits shipped, shipper used, issues, etc.

7.5.5 Rework: Solectron is expected to provide rework service for FRO kits. WSL will issue a purchase order to Solectron prior to start of any rework.

7.5.6 FRO costs: See Exhibit D for a definition of which organization is responsible for which costs associated with an FRO.

7.6 Design Qualification Test (DQT) and Acceptance Test (ACT), :

7.6.1 Packaging test: Solectron will be responsible for performing the packaging test according to NCR’s engineering standard CES-10-001.

7.6.2 Test approval: Solectron will sign the Packaging Test Report section of the ACT and DOT test reports signifying the packaging testing is complete and it meets the specified parameters.

7.7 Printed Circuit Board (PCB) layout, :

7.7.1 The PCB layout process is used in new product development as well as in continuation engineering when changes require PCBs to be updated. Execution of the process involves close ties to the facility producing the boards.

7.7.2 System and data access: Solectron is expected to allow the appropriate system access as available today for information sharing and passing of data between NCR and Solectron. It is a key element for electronically passing information such as test data, component placement data, and to facilitate design reviews.

7.7.3 Board testability requirements: Solectron is expected to provide expert review and advice to actively communicate current test guidelines and requirements; schematic review and test point requirements; fixture files when changing a board; active development of new test capabilities.

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7.7.4 Design For Manufacturability (DFM) reviews: Solectron is expected to provide expert DFM reviews at the PCB level. This activity revel includes but is not limited to: communicate current surface mount technology guidelines and any new requirements; participate in two formal design reviews on each board; support NCR designers in the development of new geometry for component foot prints, communicate new and changing assembly methods, provide post assembly (B and C model builds) feedback on all board builds.

7.7.5 Board panels: Solectron will define the panel sizes and panel layout for all boards requiring panels.

8.0 Export and Import Compliance

8.1 Solectron will be totally responsible for all import activities associated with mateirals that Solectron procures.

8.2 Solectron will be the exporter of record for all products/components/subassemblies it ships to other Solectron organizations.

8.3 Except as otherwise agreed, NCR will be the exporter of record for all products, components, subassemblies, software and documentation ordered by NCR or its affiliates for export from the country of manufacture

8.4 The exporter of record will be separately accountable to the applicable government agencies for complying with all relevant regulations when importing or exporting Solectron products, components, subassemblies, software and documentation.

8.5 At NCR’s request, Solectron will provide NCR with complete Bill of Materials (BOM) identifying country of origin and Solectron cost for each part or component separately integrated into its products. NCR will require this information where products manufactured in the United States are proposed for transactions involving the Agency for International Development (AID) or EX-IMBank. Further, NCR may require this information to determine if products manfuactured outside the US are subject export controls based on US parts content.

9.0 Customer Order, Shipment and Inventory System Requirements

10.0 Supply Line Management

10.1 Supplier Base

10.1.1 NCR will retain ownership of the preferred supplier base

10.1.2 NCR and Solectron will manage changes to the preferred supplier base via a Joint Supplier Council. This council, comprised of senior management from both NCR and Solectron, will review preferred supplier base changes based upon total cost of ownership principles. NCR retains final approval for all changes.

10.1.3 Solectron agrees to perform regular (at least annual), proactive supplier audits and surveys of key suppliers to assure continuous support of high quality material.

10.1.4 Solectron agrees to maintain a lead-time profile for each tracking model, identified by the Cost Attack Team, and actively work on lead-time reductions. Solectron and NCR will meet to establish quarterly improvement goals and Solectron will report progress on a quarterly basis.

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10.2 Commodity Responsibilities

10.2.1 NCR will retain strategic management (contracts, terms and conditions, pricing, and strategic roadmaps) for certain commodities. Under this condition, Solectron will be responsible to perform all other SLM functions including, but not limited to, early supplier involvement (ESI—supplier participation on new/revised designs), part qualification, planning and logistics, order acquisition, expediting, supplier development and performance management, including quality, delivery, leading edge procurement, and lead-time reductions.

10.2.1.1 NCR Strategic Management Commodities retained: NCR will retain commodity management responsibility for every supplier and commodity until NCR informs Solectron that Solectron is responsible for a supplier or commodity.

10.2.1 Solectron will assume total SLM responsibilities for certain commodities. This ownership includes, but is not limited to, contract management, strategic direction roadmaps, Best-In-Class surveys, ESI, supplier qualification, part qualification, planning and logistics, order acquisition, expediting, supplier development and performance management including quality, delivery, leading edge procurement and lead-time reductions. Solectron will use good faith efforts to have commodities used for Products or Parts covered by terms for NCR’s benefit such terms being substantially similar to those found in Exhibit D.

10.2.2 Solectron agrees to report supplier performance information (including but not limited to delivery, quality, leading edge procurement and lead-time reduction). These reports will be a pareto of key suppliers (top 80% procurement $) and commodities summarized and reported at an aggregate level every month. These results will be compared and reported monthly versus quarterly continuous improvement objectives as established and agreed to by both parties.

10.3 Engineering Support

10.3.1 Solectron SLM agrees to provide early supplier involvement, provide engineering with design guidance to optimize cost and quality and assure processes are capable of producing defect-free parts based upon critical design parameters.

10.3.2 Solectron SLM agrees to provide supportability statements for each PRT phase including a supplier quality plan specifying material reliability and incoming parts per million objectives.

10.4 Continuous Improvement

10.4.1 Solectron agrees to drive continuous improvement throughout all aspects of the supplier relationship.

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EXHIBIT G

ELECTRONIC DATA INTERCHANGE

1.	PURPOSE

1.1 Solectron and NCR Corporation desire to execute the transactions listed in Attachment 1G (“Transactions”) by transmitting and receiving the data sets implementing those Transactions (“Documents”) electronically rather than in paper form, and to provide for the legal validity and enforceability of those Documents.

1.2 Documents will be transmitted electronically to each party either as specified in Attachment 1G directly or through any third party service provider (“Provider”) with which either party may contract. Either party may modify its election to use, not use, or change a Provider thirty (30) days after written notice under Section 7.2 has been accomplished.

2.	PREREQUISITES

2.1 We each must, at our respective expense, provide and maintain the equipment, software, and services necessary to transmit, receive, store and handle Documents under this Exhibit. Charges specific to Third Party network, if any, are outlined in Attachment 1G.

2.2 We each must implement security procedures (including those specified in Attachment 1G, if any) which are reasonably designed to ensure that all Document transmissions are authorized and to protect our respective business records from improper access.

2.3 We each agree to adopt as a signature an electronic identification (e.g., a Duns Number) consisting of symbols or codes which will be transmitted with each Document to authenticate that Document (“Signature”).

2.4 The contacts for issues in this Exhibit are set out in Attachment 2G.

3.	DOCUMENT TRANSMISSIONS

3.1 All Document transmissions must conform to the standards listed in Attachment 1G (“Standards”).

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3.2 Unless the Standards specify otherwise, after receiving a Document, the receiver must promptly electronically transmit a functional acknowledgment. A functional acknowledgment is conclusive evidence of receipt of a Document, but a Document is not deemed to be transmitted under this Agreement except as Section 5.2 of this Exhibit provides.

3.3 The receiver of a garbled or unintelligible Document must promptly notify the originator (if identifiable from the received Document) in a reasonable manner. If the receiver reasonably could have given that notice but did not, the originator’s records of the contents of that Document will control.

4.	TRANSACTION TERMS

4.1 Except to the extent a Document expressly provides otherwise, each Transaction will be subject to this Exhibit and to the OEM Purchase and Manufacturing Services Agreement (“Agreement”). If there is a conflict between any term of this Exhibit and any term of the Agreement, the terms of this Exhibit will control.

4.2 No information contained in any Document or otherwise exchanged between us under this Exhibit is confidential except as provided for in this Exhibit, a separate written agreement between us, or applicable law.

5.	VALIDITY AND ENFORCEABILITY DOCUMENTS

5.1 This Exhibit confirms our intent to enter into binding Transactions by electronically transmitting and receiving the appropriate Documents. Our conduct under this Exhibit, including our use of Signed Documents, is for all purposes a course of dealing and a course of performance which we accept in furtherance of this Exhibit and any Transaction.

5.2 A Document has no effect under this Exhibit until (i) that Document is intelligible at the receiver’s Receipt Computer designated in Attachment 1G except as provided in Section 3.3 above, and (ii) if the Transaction requires acceptance of that Document, the originator of that Document has received the corresponding acceptance Document. Any electronic transmission which is not a Document has no effect except to the extent specified in a separate written agreement between us.

5.3 Any Document effective under Section 5.2 is for all purposes (i) a “writing” and “in writing,” and (ii) an “original” when printed from electronic records established and maintained in the normal course of business. Transmission of a Signature with a Document effective under Section 5.2 will be sufficient to verify that the owner of the Signature originated that Document (“Signed Document”). A Signed Document is for all purposes “signed.”

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5.4 We each agree not to contest the validity or enforceability of any Signed Document because of the electronic origination, transmission, storage, or handling of that Signed Document. We each agree that Signed Documents, if introduced on paper in any judicial, arbitration, mediation, or administrative proceeding, will be admissible to the same extent and under the same conditions as other business records originated and maintained in documentary form. Neither of us may contest the admissibility of copies of Signed Documents under either the business records exception to the hearsay rule or the best evidence rule on the basis that the Signed Documents were originated and maintained in electronic form.

6.	TERMINATION

6.1 This Exhibit will be effective until one of us terminates it by giving the other at least 30 days prior written notice under Section 6.2 specifying the effective date of termination. No termination of this Exhibit will affect our respective rights or obligations arising under any Document or otherwise under this Exhibit before the effective date of termination.

6.2 Written notices under this Exhibit shall be directed to:

NCR	Corporation	Solectron
Contact:		Contact:

Steve Stine		Nancy Floyd
NCR		Solectron USA
1700 S. Patterson Blvd		1000 Technology Drive
Dayton, OH 45479		West Columbia, SC 29170
(513) 445-3880		803-936-5624

e-mail: Steve.Stine@ncr.com		Copy to:

Legal Department
Solectron Corporation
Building 5
847 Gibraltar Drive
Milpitas, CA 95035

6.3 Attachment 1G may be revised by both parties executing a revised version which will supersede and replace the previous version. This Exhibit does not obligate either of us to enter into any Transaction.

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ATTACHMENT 1G

STANDARDS, DOCUMENTS, RECEIPT COMPUTERS,

THIRD PARTY NETWORKS, AND SECURITY PROCEDURES

A.	STANDARDS

The standards for exchange between Trading Partner and NCR Corporation will be: ANSI X.12

This includes the transaction sets outlined in part B of this Attachment, data dictionary, segment dictionary, and transmission controls.

NCR Corporation recognizes the need to remain current with the standards and will in good faith, where commercially practicable, support the latest released standards.

B.	DOCUMENTS

This includes but is not limited to the following transaction sets:

Transaction Set Number	ANSI X12 Version	Document Name	Inbound or Outbound (NCR’s Perspective)	Type of Acknowledgment Required
850	3020	Purchase Order	Outbound	997
855	3020	Purchase Order Ack.	Inbound	997
860	3020	Purchase Order Change Req.	Outbound	997
865	3020	Purchase Order Change Ack.	Inbound	997
810	3020	Invoice	Inbound	997
856	3020	Ship Notice/Manifest	Inbound	997

The agreed upon Version/Release is: ANSI X.12 Rel 3020

C.	THIRD PARTY NETWORKS

1.	Identities of Networks

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Each party will maintain with a third party data communications network, an electronic mailbox to which EDI messages may be sent. Each party will give the other at least thirty (30) days advance written notice before changing its Network.

NCR’s Network	Your Network:

Global Exchange Services

Easy Link Services

Sterling Information Broker

2.	Expenses

Each party will be responsible for the costs of maintaining its electronic mailbox, including any minimum use charges. Charges by a Network for network usage, data translation, formatting, archiving, and similar services will be borne by the party requesting them. If we employ the same Network, the sender of a message will pay all sending-related charges imposed by the Network, and the recipient will pay all receiving-related charges. If we employ different Networks, each will be responsible for the charges of its own Network.

D.	RECEIPT COMPUTERS:

NCR Corporation Receipt Computer:	Your Receipt Computer:

NCR System 4100
Unix v5.4

E.	SECURITY PROCEDURES

(None)

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ATTACHMENT 2G

CONTACTS

For purposes of this Exhibit:

Business Contacts

NCR	Solectron
Steve Stine
NCR
1700 S. Patterson Blvd
Dayton, OH 45479
(937) 445-3880

Technical Contacts

NCR	Solectron
Steve Stine
NCR
1700 S. Patterson Blvd
Dayton, OH 45479
(937) 445-3880

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EXHIBIT H

NCR AND THIRD PARTY SOFTWARE

FORM OF AGREEMENT

This NCR and Third Party Software Agreement (“Agreement”) is made and entered into this _ day of , 19 (“Effective Date”) by and between NCR Corporation, a Maryland corporation and its subsidiaries (“NCR”) and Solectron Corporation, a Delaware corporation and its subsidiaries(“Solectron”).

Recitals

Whereas, NCR owns or has licensed certain software product(s) as described in Exhibit A below (“TP Software”); and

Whereas, NCR desires to have Solectron install the TP Software on NCR Products or Parts and/or ship TP Software packages with of NCR’s Products or Parts;

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

Agreement

1. Definitions.

a. “APM” or “Associated Product Materials” shall mean materials specified by Microsoft to be distributed as part of TP Software which may include a certificate of authenticity, an end user license agreement, an Microsoft product registration card, and/or other materials designated by Microsoft.

b. “Authorized Replicator” shall mean a third party approved by Microsoft from which NCR has acquired TP Software reproduced in accordance with Microsoft specifications.

c. “MS/OEM License” shall mean the OEM License Agreement between NCR and Microsoft under which NCR licenses some of the TP Software from Microsoft.

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d. “TP Software Packages” shall mean Microsoft TP Software documentation, TP Software, and/or APM as received from NCR, or an Authorized Replicator on behalf of NCR.

e. All other capitalized terms will have the meaning given to them in the OEM Purchase and Manufacturing Services Agreement between NCR and Solectron dated

2. Solectron Obligations and License.

a. Subject to the terms and conditions of this Agreement, Solectron shall, as specifically directed by NCR: (i) install the TP Software in object code form on specific NCR Product models using the installation utilities and master copy of TP Software provided by NCR, (ii) distribute TP Software with Products.

b. Installation and/or packaging of TP Software shall be performed by Solectron employees or contractors only at the specific Solectron premises indicated in Section 11.

c. Solectron shall deliver the Products with installed TP Software only on behalf of NCR in accordance with NCR’s instructions.

d. Solectron shall halt reproduction of TP Software or any specific version, or product thereof upon notice from NCR. Upon receipt of such notice, Solectron shall not use nor employ such TP Software as part or portion of any product that Solectron may use, sell, assign, lease, license or transfer to third parties unless permitted to do so under a separate agreement. Solectron shall cease and desist from all use of such TP Software’s name(s) and associated trademark(s) and, upon request, deliver to NCR or its authorized representatives or destroy all material upon which such TP Software’s name(s) and the associated trademark(s) appear. Solectron shall be compensated for its direct, out of pocket costs in connection with halting reproduction of such TP Software, except in the case of breach of this Agreement by Solectron.

e. Solectron shall not reverse engineer, decompile or disassemble any TP Software.

f. Solectron will strictly comply with any requirements related to licensing the TP Software such as special installation instructions or placing a notice over either the Product power switch in the “off” position or the power inlet connector which informs the end user that turning on the Product indicates acceptance of the terms of the end user license agreement, or such other procedure as is authorized by NCR.

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g. Solectron shall maintain the inventory of any such TP Software received on behalf of NCR, separate from inventory of similar TP Software, if any, in Solectron’s possession.

3. TP Software Owned by Microsoft.

The following terms shall also apply to TP Software owned by Microsoft.

a. Solectron shall halt reproduction of the Product upon notice from NCR or MS of the suspension, termination, or expiration of the MS/OEM License.

b. If NCR, or an Authorized Replicator on behalf of NCR, delivers TP Software Packages to Solectron, Solectron shall include inside the NCR Product package no more than one (1) TP Software Package. Solectron shall deliver TP Software Packages only inside a sealed NCR Customer System package. Solectron shall not alter or open individual TP Software Packages.

c. When specifically directed by NCR, Solectron shall report promptly to Microsoft, in the form provided by Microsoft, information concerning Solectron’s installation of the TP Software for NCR including, without limitation, the units of each Product installed and/or the number of packages inserted, corresponding NCR model name(s), shipment destination, and the number of units of TP Software Packages in inventory.

d. Microsoft may terminate this Agreement if Solectron manufactures, installs or distributes any Microsoft TP Software which are not properly authorized under a valid agreement with Microsoft or an Microsoft licensee;

e. Within ten (10) days after the earlier of: (i) termination or expiration of this Agreement; or (ii) notice to Solectron from NCR or Microsoft of termination or expiration of the MS/OEM License, Solectron shall return the installation “master” and any TP Software in its possession or under its control to NCR.

f. With respect to any action brought by Microsoft to enforce its rights hereunder, NCR and Solectron further consent to venue and jurisdiction in the state and federal courts sitting in the State of Washington

4. Copyright and Patent Notices. Solectron will not remove, modify, or obscure any copyright, trademark or patent notices that appear in or on the TP Software or its packaging as delivered.

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5. Term. This Agreement shall commence on the Effective Date and continue until the earlier of (1) termination by NCR pursuant to Section 6; or (ii)

6. Default and Termination.

a. NCR may terminate this Agreement if any of the following events of default occur: (i) if Solectron materially fails to perform or comply with any provision of this Agreement; (H) if Solectron makes TP Software available separately from NCR’s Products; (iii) if Solectron becomes insolvent, enters bankruptcy, reorganization, composition or other similar proceedings under applicable laws, whether voluntary or involuntary, or admits in writing its inability to pay its debts, or makes or attempts to make an assignment for the benefit of creditors; or (iv) upon notice from Microsoft to NCR that NCR shall cease use of Solectron.

b. Termination resulting from default as outlined in this Section shall be effective upon notice to Solectron, except that in the case of Section ‘I0(a)(iii), termination shall be effective upon notice or as soon thereafter as is permitted by applicable law.

7. Obligations Upon Termination. Within ten (10) days after the earlier of: (I) termination or expiration of this Agreement; or (ii) notice to Solectron from NCR MS of termination or expiration of the MS/OEM License, Solectron shall return the installation “master” and any TP Software in its possession or under its control to NCR. From and after termination or expiration, Solectron shall not use nor employ any TP Software as part or portion of any product that Solectron may use, sell, assign, lease, license or transfer to third parties unless permitted to do so under a separate agreement. Solectron shall cease and desist from all use of any TP Software’s name(s) and associated trademark(s) and, upon request, deliver to NCR or its authorized representatives or destroy all material upon which the TP Software’s name(s) and the associated trademark(s) appear.

8. Confidentiality. Solectron shall keep confidential the TP Software installation tools and materials contained in the TP Software installation kit, the terms and conditions of this Agreement, and other non-public information and know-how related to the TP Software disclosed to Solectron by NCR, and Solectron will make no use of such materials, information and know-how except for Solectron’s internal use in accordance with the terms of this Agreement. Solectron may disclose the terms and conditions of this Agreement in confidence to its immediate legal and financial consultants as required in the ordinary course of Selection’s business.

9. Audits.

a. During the term of this Agreement, Solectron agrees to keep all usual and proper records and books of account and all usual and proper entries relating to the compliance with this Agreement. Solectron shall maintain on Solectron premises such records for itself and for each Solectron subsidiary which exercises rights under this Agreement.

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b. In order to verify statements issued by Solectron and Solectron’s compliance with the terms of this Agreement and any third party or governmental audit requirements, NCR may cause (i) an audit to be made of Solectron’s and/or Solectron’s subsidiaries’ books and records and/or (ii) an inspection to be made of Solectron’s and/or Solectron’s subsidiaries’ facilities and procedures. Any audit and/or inspection shall be conducted during regular business hours at such facilities, with or without notice. Any audit may be conducted by NCR or an independent certified public accountant selected by NCR (other than on a contingent fee basis).

c. Solectron agrees to provide NCR’ designated audit or inspection team access to the relevant Solectron records and facilities.

d. Prompt adjustment shall be made to compensate for any errors or omissions disclosed by such audit unless Solectron objects to the results of the audit in writing. Any such audit shall be paid for by NCR unless material discrepancies are disclosed. “Material” shall mean the lesser of $10,000.00 or five percent (5%) of the amount that was reported. If material discrepancies are disclosed, Solectron agrees to pay NCR for the reasonable costs associated with the audit. In no event shall audits be made more frequently than semi-annually unless the immediately preceding audit disclosed a material discrepancy.

10. MS as Third Party Beneficiary.

a. The parties agree that their respective promised performances under this Agreement are intended for the benefit of Microsoft Corporation and any other owner of the TP Software (“Third Party Beneficiaries”). For this reason, the parties further agree that the Third Party Beneficiaries have the right to enforce the parties’ performance of their respective obligations and duties under this Agreement, and pursuant to such right, may sue to enforce any claim for breach of this Agreement.

b. The Third Party Beneficiaries’ right to enforce the obligations of a party to this Agreement shall not be subject to any defenses that such party may have against the party to whom performance is promised.

11. Notices.

(a) Except as otherwise specifically provided herein, notices and other communications will be delivered by any method providing for proof of delivery, except that a notice of default or termination may be delivered by facsimile transmission if the original document is also promptly delivered to the recipient. A notice will be deemed given on the date of receipt at the following address(es):

Solectron:	NCR:

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(b) The work to be performed under this Agreement will take place at Solectron’s premises located at (or such other location as NCR and Solectron shall agree to from time to time):

Telephone:

Fax:

12. Controlling Law; Attorneys’ Fees Arbitration.

a. This Agreement shall be construed and controlled by the laws of the State of New York, and.

b. Process may be served on either party by U.S.A. mails, postage prepaid, certified or registered, return receipt requested or sent by air express courier, charges prepaid, as well as any other method or procedure authorized by applicable law or court rule.

c. In the event that NCR employ attorneys to enforce any rights arising out of or relating to this Agreement, Solectron agrees to pay such attorneys’ fees.

d. In the event any controversy or claim arises between the parties to this Agreement, they will attempt in good faith to negotiate a solution to their differences by

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elevating the issue to senior management for resolution and, if negotiation does not result in a resolution within 30 days, they agree to participate in good faith mediation as administered by the American Arbitration Association. In the event of threatened or actual irreparable harm, a party may elect to bypass this Section and proceed directly pursuant to Section 12(g).

e. Any controversy or claim between the parties to this Agreement, whether based on contract, tort, statute, or other legal theory (including but not limited to any claim of infringement, fraud or misrepresentation), which cannot be resolved by negotiation or mediation will be resolved by arbitration pursuant to this section and the then-current Commercial Rules and supervision of the American Arbitration Association. The duty to arbitrate will extend to any employee, officer, shareholder, agent, or affiliate of a party hereto making or defending a claim which would be subject to arbitration if brought by a party hereto. If any part of this section is held to be unenforceable, it will be severed and will not affect either the duty to arbitrate hereunder or any other part of this section.

f. The arbitration will be held in the US headquarters city of the party not initiating the claim before a sole arbitrator who is knowledgeable in business information and electronic data processing systems. The arbitrator’s award will be final and binding and may be entered in any court having jurisdiction thereof. The arbitrator will not have the power to award any damages excluded by, or in excess of, any damage limitations expressed in this Agreement. Issues of arbitrability will be determined in accordance solely with the federal substantive and procedural laws relating to arbitration; in all other respects, the arbitrator will be obligated to apply and follow the substantive law of the state or nation specified in this Agreement. Each party will bear its own attorney’s fees associated with the arbitration and other costs and expenses of the arbitration will be borne as provided by the rules of the American Arbitration Association.

g. If a party breaches any provision of this Agreement related to its or its supplier’s intellectual property, the other party will have no adequate remedy at law and may petition a court of law for injunctive relief to protect the intellectual property.

13. Export Restrictions. Solectron agrees that it will not export or re-export TP Software to any country, person, entity or end user subject to U.S.A. export restrictions. Restricted countries currently include, but are not necessarily limited to Cuba, the Federal Republic of Yugoslavia (Serbia and Montenegro, U.N. Protected Areas and areas of Republic of Bosnia and Herzegovina under the control of Bosnian Serb forces), Iran, Iraq, Libya, North Korea, and Syria. Solectron warrants and represents that neither the U.S.A. Bureau of Export Administration nor any other federal agency has suspended, revoked or denied Solectron’s export privileges.

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14. Miscellaneous.

a. Notwithstanding any other limitation, Solectron shall indemnify, defend and hold NCR harmless from and against all liability (including attorneys fees, costs and expenses resulting from any and all claims by third parties or violations of NCR’s intellectual property rights arising from or related to any breach of this Agreement by Solectron.

b. No assignment of this Agreement by Solectron will be valid without the prior written consent of NCR which will not be unreasonably withheld. As used in this Section, “assignment” shall include mergers or consolidations (regardless of whether the party is the surviving person) or the acquisition of more than 10% of the outstanding voting shares or other controlling interest in the party. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. NCR may replicate this Agreement to any NCR business unit that operates under it that NCR divests itself of.

c. If any provision of this Agreement shall be held to be illegal, invalid, or unenforceable, the remaining provisions shall remain in full force and effect provided the intent of the parties has not been materially frustrated.

d. This document sets out the entire agreement of the parties, and supersedes all prior communications regarding its subject matter. A waiver or amendment of any provision may only be made in writing signed by the authorized representatives of both parties.

In Witness Whereof, the parties have executed this Agreement as of the date set forth above on their own behalf and for the benefit of MS. All signed copies of this Agreement shall be deemed originals.

NCR:	Solectron:

By (Signature)	By (Signature)

Name (Print)	Name (Print)

Title	Title

Date	Date

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EXHIBIT A

TP Software

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LOGISTICS EXHIBITS

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Exhibit I1

PACKAGING AND IDENTIFICATION

Solectron will meet the following packaging requirements:

1 Failure to comply with the requirements of this Section may delay invoice reconciliation or cause Solectron’s shipment to be rejected.

2 Each service part shall arrive individually packaged and protected for a distribution environment; however, SOLECTRON may consolidate the individually packaged parts into an over pack container or ship on a pallet.

2.1 Heavy parts (50 pounds or greater) shall be packaged individually. Unless the weight of an individual part makes it prohibitive, no individual package may weigh more than 50 pounds.

2.2 Pallets shall be mutually agreed upon measurements between NCR and SOLECTRON The maximum pallet weight shall not exceed 1,200 pounds per pallet. Before shipping, SOLECTRON shall ensure that all wooden pallets or crates meet any import country specific governmental regulations covering the prevention of insect and other pest infestations.

3 Orders for Export (International) drop-shipments shall not be consolidated and shall be shipped in separate packages.

4 Packaging materials are subject to qualification by NCR. All packaging shall be in accordance with National Motor Freight Classification (NMFC) requirements and meet the National Safe Transit Association (NSTA) pre-shipment test procedures. Interior and exterior packaging shall provide adequate protection to prevent damage during transportation, storage, and handling.

5 Each part must be identified with an NCR ten (10) digit part number. SOLECTRON may use SOLECTRON’s own pad number so long as SOLECTRON has met the requirements of Exhibit XX, Section xx.

6 US Customs laws and regulations require that the country of origin be stated on all entries and that all imported merchandise be marked with the country of origin unless an exception to the marking rule applies. All Parts or Product shipped to PDRC shall conform to United States Country of Origin requirements.

7 Should SOLECTRON ship hazardous or restricted materials (such as batteries, cleaning solvents, lubricants, paint, and magnetized material) to NCR, SOLECTRON shall request a copy of the WSL Hazardous Materials Transportation Manual (MAN00017).

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7.1 SOLECTRON shall provide NCR with a Material Safety Data Sheet (MSDS) for each Part or Product containing hazardous material. SOLECTRON will provide an amended MSDS upon any change to the information contained therein.

7.2 SOLECTRON’s packaging shall comply with Department of Transportation Regulation HM-181 or Code of Federal Regulations Title 49 for ground transportation and International Air Transport Association (IATA) regulations for air transportation and any others that relate to the shipment of hazardous material.

8 The use of a container previously used by other suppliers is not permitted unless the package is specifically designed for the Part or Product and is in good condition.

9 Containers shall be free from handling hazards such as staples, loose banding, protruding nails, etc.

10 SOLECTRON shall not use sawdust, excelsior, shredded paper, or newsprint as internal packaging material.

11 When loose fill material is used for cushioning, parts or modules with open cavities shall be wrapped to prevent the loose fill from contaminating the Part or Product.

12 A box shall have no more than three types of labels (This does not include SOLECTRON logo or brand labels). Labels on re-used containers may be up to four layers thick. Miscellaneous writing, information that would not normally be classified as labeling, and cross outs are not allowed on a package. The following labels are allowed: Shipping, Product Identification / Part Number, and Handling.

13 Containers shall have a maximum of two layers of masking tape or four layers of shipping tape. When re-used containers are placed in use, if any additional layers of tape cannot be removed without marring the container surface, the container shall be replaced.

14 All shipments shall include a packing list. The packing list must accompany each shipment and be securely fastened to the outside of the container. If SOLECTRON ships one order in multiple containers, SOLECTRON shall put a packing list on each container. Likewise, if a shipment consists of multiple pallets, a copy of the packing list must be attached to each pallet.

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15 Each shipping container shall have an address label with information clearly marked. Palletized shipments shall include an address label on all four sides on each individual pallet.

16 All shipments to field locations shall be labeled with the NCR part number or the SOLECTRON part number currently on NCR’s system as described in Section 8.5 above. The outside shipping container shall have a label with information provided in the hard copy purchase order or EDE transmission.

17 SOLECTRON will deliver Parts in accordance with the terms of Section 6.5 of the Agreement

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Exhibit I-2 Columbia Logistics

This Exhibit sets out the delivery terms, and other logistics requirements for the following Solectron production location: Columbia, SC

1 Shipment. All Products and regular Orders for Parts purchased under this Agreement from Columbia, SC will be sold to NCR FCA Solectron’s dock as defined in INCOTERMS 2000 . NCR shall pay the freight carrier directly. If shipment is late due to Solectron’s fault, Solectron will pay any reasonable additional charges NCR must pay to expedite the shipment to NCR and/or NCR’s customer. Solectron will notify NCR prior to shipping a partial quantity of a particular Order of Products or Parts. NCR will inform Solectron of Purchase Orders submitted that have an NCR customer late delivery penalty associated with it. For such Orders, if Solectron fails to deliver Products or Parts to NCR within the agreed upon lead times as set forth in Exhibit B or NCR’s requested delivery date, and the failure causes NCR to incur a charge or provide the customer something of value at a discount for failing to meet a delivery commitment to its customer, Solectron will reimburse or credit NCR for such charge or discount up to the total purchase price of the Products or Parts so delivered.

2 Title and Risk of Loss. Title, risk of loss and damage will pass from Solectron to NCR upon receipt of Products and Parts from Solectron by NCR’s selected common carrier at the designated Solectron plant or when delivered to NCR’s carrier in the US. Concerning Products and Parts destined for resale or license outside the territorial boundaries of the United States, title and risk of loss shall pass directly from SOLECTRON to GSL.

3 Additional Shipping Terms.

Solectron will meet the following shipping requirements unless NCR requests otherwise:

h)	Mark the NCR freight account code on the bill of lading for truck shipments, or in the shipper’s reference field on the air waybill, or in the reference field for UPS or RPS shipments.

i)	All shipments are to be consolidated via the same mode on any one day to one consignment address under one bill of lading.

j)	Include specific shipping instructions for spare parts as specified in Exhibit D.

4 Export Documentation. NCR will be responsible for the preparation of all shipping documents required to support the export of Products and Parts, including the export (commercial) invoice, SLI/SED, air/ocean waybills and Certificate of Origin. Solectron will be responsible for completing any documents required to convey Products and Parts to NCR’s designated carrier and/or courier.

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5 Exporter of Record/Importer of Record. SOLECTRON will be the importer of recorder for any supplies used for the manufacture of Parts or Products on behalf of NCR and for any Products or Parts returned to Solectron. NCR shall be the importer of record and will be solely responsible for satisfying all applicable import laws, regulations and documentation requirements of all involved countries in importing Products delivered to NCR by Solectron under this Agreement.

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Exhibit I-3 Guadalajara

This Exhibit sets out the delivery terms, and other logistics requirements for the following Solectron production location: Guadalajara, Mexico

1 Shipment.

a) All Products and regular Orders for Parts purchased under this Agreement from Guadalajara, Mexico with ultimate destination being the US or Canada will be sold to NCR Delivered Duty Unpaid (DDU, Laredo, TX) as defined in INCOTERMS 2000. Solectron will use reasonable efforts to consolidate shipments of NCR Products with other shipments of NCR Products other shipments from Solectron’s Guadalajara facility to the delivery point to minimize freight costs for NCR. Such services may result in additional costs and charges, Solectron and NCR shall mutually agree upon pricing for such services. If NCR chooses not to accept Solectron’s DDU rates, NCR will cover shipments under FCA Guadalajara INCOTERMS 2000 as stated in section 1 (C) and 2 (C).

b) All Products and regular Orders for Parts purchased under this Agreement from Guadalajara, Mexico with ultimate destination being the Mexico will be sold to NCR’s Mexican affiliate FCA NCR’s designated facility in Mexico as defined in INCOTERMS 2000. Such services may result in additional costs and charges, Solectron and NCR shall mutually agree upon pricing for such services. If NCR chooses not to accept Solectron’s rates for delivery to NCR’s designated facility in Mexico, NCR will cover shipments under FCA Guadalajara INCOTERMS 2000 as stated in section 1 (C) and 2 (C).

c) All Products and regular Orders for Parts purchased under this Agreement from Guadalajara, Mexico with ultimate destination being other than Mexico, the United States, or Canada will be sold to NCR FCA Solectron’s dock in Guadalajara as defined in INCOTERMS 2000. Solectron will coordinate the notification to NCR’s carriers based upon NCR’s routing instructions.

d) If delivery to the carrier on the committed ship date is late due to Solectron’s fault, Solectron will expedite the goods and pay any reasonable additional charges NCR must pay to expedite the shipment to NCR onward destination and/or NCR’s customer’s facility. Solectron will notify NCR prior to shipping a partial quantity of a particular Order of Products or Parts. NCR will inform Solectron of Purchase Orders submitted that have an NCR customer late delivery penalty associated with it. For such Orders, if Solectron-fails to deliver Products or Parts to the carrier on the committed ship date within the agreed upon lead times as set forth in Exhibit B or NCR’s requested delivery date, and such failure is caused by Solectron, and the failure causes NCR to incur a charge or provide the customer something of value at a discount for failing to meet a delivery commitment to its customer, Solectron will reimburse or credit NCR for such charge or discount up to the total purchase price of the Products or Parts so delivered.

2. Title and Risk of Loss.

a) In shipping under 1(a) above, if NCR selects FCA INCOTERMS terms, title will pass from Solectron to NCR when the Product or Part leaves the customs territory of Mexico while risk of loss and damage will pass from Solectron to NCR upon receipt of Products

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and Parts from Solectron by NCR’s selected common carrier at Solectron’s Guadalajara location. However, if NCR selects DDU terms, title, risk of loss and damage will pass from Solectron to NCR upon delivery to NCR’s carrier pursuant to 1(a) at the Laredo, TX cross-dock location.

b) In shipping under 1(b) above, title, risk of loss and damage will pass from Solectron to NCR upon delivery to agreed delivery point per 1(b) above.

c) In shipping under 1(c) above, Title will pass from Solectron to NCR when the Product or Part leaves the customs territory of Mexico while risk of loss and damage will pass from Solectron to NCR upon receipt of Products and Parts from Solectron by NCR’s selected common carrier at Solectron’s Guadalajara location.

d) Concerning Products and Parts destined for resale or license outside the territorial boundaries of the Mexico, title and risk of loss shall pass directly from SOLECTRON to GSL.

e) Solectron will provide un-armed security escorts for shipments in Mexico of Products.

3. Additional Shipping Terms

Solectron will meet the following shipping requirements unless NCR requests otherwise:

k)	All shipments are to be consolidated via the same mode on any one day to one consignment address under one bill of lading.

l)	Include specific shipping instructions for spare parts as specified in Exhibit D.

4 Exporter of Record/Importer of Record. SOLECTRON will be the exporter of record for satisfying all applicable export laws, export broker fees, regulations and documentation requirements for all shipments leaving the SOLECTRON facility in Mexico or any other SOLECTRON international location and will be the exporter of record for delivery to NCR as agreed upon in section 6.2 of this agreement. SOLECTRON will be the importer of recorder for any supplies used for the manufacture of Parts or Products on behalf of NCR and for any Products or Parts returned to Solectron. NCR shall be the importer of record and will be solely responsible for satisfying all applicable import laws, import broker fees, regulations and documentation requirements of all involved countries in importing Products delivered from Solectron Mexico to NCR under this Agreement.

5 Maquiladora Status

At times there may be a need for NCR to place Mexico destination customer orders against Solectron Mexico for direct delivery to an NCR location in Mexico. Solectron is willing provide this service for product delivered inside of Mexico for NCR Product provided the total value of the material for Product shipped within Mexico does not

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exceed 10% percent of the total annual material value for NCR Product in the Maquiladora. In the event that NCR desires to have additional Product distributed within Mexico, NCR and Solectron shall mutually agree upon the best method of handling distributions within Mexico. NCR shall reimburse Solectron for any tax or penalty incurred in fulfilling NCR in country distribution requirements.

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Exhibit J

*** IN BRAZIL

*** & ***GUIDELINES

1. *** Licensing

1.1. The parties agree and acknowledge that (i) it is of utmost importance that all Products manufactured by Solectron in Brazil be *** to the tax benefits contemplated in *** (as amended) and in other applicable laws and regulations which accord *** benefits to *** products (“*** Benefits”); and (ii) in order for the Products to be eligible to the *** Benefits, Solectron must fully comply with a number of requirements, which includes but is not limited to the following: Solectron must timely secure *** for each Product, Solectron must at all times *** accordance with applicable *** and Solectron must *** certain *** and *** (“***”) investments in accordance with relevant laws and regulations (“*** Obligations”).

1.1.1. Solectron represents and warrants to NCR that (i) Solectron is prepared to and shall at all times comply with all of the *** Obligations; and (ii) the Products manufactured by Solectron shall at all times be eligible to the *** Benefits.

1.1.2. Solectron shall upon request provide NCR with evidence of the Products eligibility to the *** Benefits, as well as evidence of compliance with the *** Obligations, including but not limited to copies of all and any applications and filings made before and licenses/rulings issued by competent authorities.

1.2 Solectron’s obligation to secure *** under this section is subject to NCR providing Solectron with certain technical information on the Products upon request in a timely manner. NCR shall only be required to provide any such information to Solectron if applicable regulations require that such information be submitted to competent authorities in the application for the *** Benefits. This information includes but is not limited to:

a)	Technical description of the product;

b)	Machine type;

c)	International Fiscal Classification (NCM) of the product;

d)	Product BOM;

e)	AVL for each BOM item;

f)	Applicable Industry and Product Standards;

g)	Identification of relevant NCR technology and relevant *** as appropriate the boards

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h)	Whenever the motherboard is ***, a *** issued by the vendor of the components of the motherboard to the *** manufacturer.

i)	Product and motherboard catalogue with photographs whenever available.

The above information and documents must be provided by NCR to Solectron by no later that 75 days prior to the General Availability date (in the case of “model inclusion”) or 135 days prior to the General Availability date (in the case of “product inclusion”). For purposes of this section, General Availability date is a date mutually agreed upon by Solectron and NCR on a Product by Product basis.

2. *** and Budget

2.1. The parties acknowledge that (i) certain minimum annual *** must be made by the relevant manufacturer in order for any given product to be eligible to the *** Benefits; (ii) such minimum annual *** is currently of *** % of the *** by the manufacturer with the *** of the *** (subject to certain adjustments) and must be settled as follows: at least *** % must be *** the *** (“Fund”), at least *** % must be *** in *** with certain *** (“External ***” or “EXTERNAL”) and up to *** % may be channeled to *** eligible activities (“Internal ***” or “INTERNAL”); and (iii) whenever the actual *** made by a *** company in any given year do not reach the minimum required amount or are ruled as *** by competent authorities, the relevant ***, increased by *** for *** plus ***%, must be paid into the Fund (“Fund ***”).

2.2. In light of the foregoing, Solectron and NCR hereby agree as follows:

(i)	subject to applicable regulations, NCR shall annually determine the actual percentages of the revenues earned by Solectron with the sale of the Products which shall be channeled by Solectron to the Fund, to *** Projects and to *** Projects;

(ii)	Solectron shall conduct and document all *** Projects in accordance with all applicable laws and regulations;

(iii)	Solectron shall oversee the *** Projects so as to assure that they comply with all applicable regulations;

(iv)	Solectron shall report the status of the *** and *** Projects to NCR on a monthly basis;

(v)	Solectron shall timely and properly prepare and submit relevant *** reports to ***;

(vi)	Solectron shall provide NCR with copies of all reports and communications filed or exchanged with *** or third parties related to the ***;

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(vii)	Solectron shall provide NCR with any other additional documents or information related to the *** which NCR may reasonably require;

(viii)	Notwithstanding anything to the contrary contained in this agreement or otherwise, NCR alone shall retain all right, title and ownership to any discoveries, inventions, technical information, procedures, manufacturing or other processes, software, firmware, technology, know-how or any other intellectual property rights whatsoever directly or indirectly created, developed, reduced to practice by or which in any other manner result from the *** and/or *** Projects; and

2.3 Any budget variation due to non-forecast volumes will be timely channeled by Solectron to laboratories projects at *** selected by NCR.

3. Directions for ***.

3.1 It is of our (Solectron and NCR) common agreement that NCR is more interested in the *** applications (due to brand visibility) and Solectron is more interested in the *** applications. So, in order will apply:

3.2 NCR will define *** projects under *** classification. Solectron will define *** projects under *** classification,.

3.3 NCR may suggest INTERNAL projects for Solectron’s considerations; Solectron may suggest EXTERNAL projects for NCR’s consideration.

3.4 Notwithstanding the foregoing, the parties agree that no Internal or External *** Project shall be actually conducted without prior written approval of NCR.

3.5 With respect to External *** Projects, Solectron will take direction from NCR regarding details, content, partnership, duration, and ***.

3.6 The budget will be approved by NCR and the contracts with the relevant *** institutions will contemplate the following, among other relevant provisions:

•	conditions of termination by Solectron (due to negative changes to the related budget or even the termination of Master Supply Agreement between NCR and Solectron, which may expose Solectron).

•	intellectual property matters.

3.7 Given the liabilities involved, Solectron shall not be required to contract any Internal or *** Project which does not comply with applicable legal requirements, given non concur.

4. Notwithstanding anything to the contrary contained in this Exhibit J or otherwise, (i) Solectron is exclusively and entirely liable for compliance with the *** Obligations and shall hold NCR harmless in connection thereto; and (ii) under no circumstance whatsoever NCR shall have any liability before Solectron, third parties and/or competent authorities directly or indirectly related to the *** Obligations and/or which in any manner result from Solectron’s failure to timely and properly comply with the *** Obligations.

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.

OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

EMPLOYEES

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CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.

OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Exhibit K-1

Brazil Employees

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

***	***

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011907 Final

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.

OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Exhibit K-2

Canada Employees

To be provided by NCR.

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